                       MAINSTAY INSTITUTIONAL FUNDS INC.
                               51 MADISON AVENUE
                            NEW YORK, NEW YORK 10010

                      STATEMENT OF ADDITIONAL INFORMATION
                              DATE: MARCH 1, 2000

                         AS SUPPLEMENTED APRIL 19, 2000


         This Statement of Additional Information supplements the information contained in the Company's Prospectus dated March 1, 2000, as amended or supplemented from time to time (the "Prospectus"), and should be read in conjunction with the Prospectus. The Prospectus is available without charge by writing to MainStay Institutional Funds Inc., 260 Cherry Hill Road, Parsippany, New Jersey 07054-1108, or by calling 1-800-695-2126. This Statement of Additional Information, although not in itself a prospectus, is incorporated in its entirety by reference in and is made a part of the Prospectus.

         No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the related Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or NYLIFE Distributors, Inc. (the "Distributor"). This Statement of Additional Information and the related Prospectus do not constitute an offer by the Company or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

         Shareholder inquiries should be made by writing directly to MainStay Institutional Funds Inc., 260 Cherry Hill Road, Parsippany, New Jersey 07054-1108, or by calling 1-800-695-2126. In addition, you can make inquiries through your registered representatives.

         The financial statements of each of the Funds, including the Statement of Assets and Liabilities and the Portfolios of Investments for the ten months ended October 31, 1999, the Statement of Operations for the ten months ended October 31, 1999 and the year ended December 31, 1998, the Statement of Changes in Net Assets for the ten months ended October 31, 1999 and the years ended December 31, 1998 and 1997, the notes to the Financial Statements, and the Report of the Independent Accountants, all of which are included in the Company's 1999 Annual Report to Shareholders, are hereby incorporated by reference into this Statement of Additional Information.


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                               TABLE OF CONTENTS


ADDITIONAL INFORMATION ABOUT THE FUNDS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         EAFE INDEX FUND  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         GROWTH EQUITY FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         INDEXED EQUITY FUND  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         INTERNATIONAL EQUITY FUND  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         ASSET MANAGER FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         VALUE EQUITY FUND  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         BOND FUND  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         INDEXED BOND FUND  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         INTERNATIONAL BOND FUND  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         SHORT-TERM BOND FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         MONEY MARKET FUND  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
INVESTMENT PRACTICES AND INSTRUMENTS COMMON TO MULTIPLE FUNDS . . . . . . . . . . . . . . . . . . . . . . .  10
         ARBITRAGE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         BORROWING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         COMMERCIAL PAPER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS  . . . . . . . . . . . . . . . . . . . . .  11
         U.S. GOVERNMENT SECURITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         CORPORATE DEBT SECURITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         LENDING OF PORTFOLIO SECURITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         RESTRICTED SECURITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         MUNICIPAL SECURITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         BANKING INDUSTRY AND SAVINGS AND LOAN INDUSTRY OBLIGATIONS . . . . . . . . . . . . . . . . . . . .  13
         FLOATING AND VARIABLE RATE SECURITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         FOREIGN SECURITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         FORWARD FOREIGN CURRENCY CONTRACTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         FOREIGN INDEX-LINKED INSTRUMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         AMERICAN DEPOSITARY RECEIPTS ("ADRS")  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         WHEN-ISSUED AND FIRM OR STANDBY COMMITMENT AGREEMENTS  . . . . . . . . . . . . . . . . . . . . . .  17
         MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES . . . . . . . . . . . . . . . . . . . . . . . .  18
         MORTGAGE DOLLAR ROLLS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         BRADY BONDS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         LOAN PARTICIPATION INTERESTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         REAL ESTATE INVESTMENT TRUSTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         RISK MANAGEMENT TECHNIQUES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         OPTIONS ON SECURITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         OPTIONS ON FOREIGN CURRENCIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         FUTURES TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         SWAP AGREEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         WARRANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         SHORT SALES AGAINST THE BOX  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         RISKS ASSOCIATED WITH DEBT SECURITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         HIGH YIELD/HIGH RISK SECURITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         ZERO COUPON BONDS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
SPECIAL CONSIDERATIONS FOR EAFE INDEX FUND, INDEXED EQUITY FUND, ASSET
  MANAGER FUND AND INDEXED BOND FUND  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
FUNDAMENTAL INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39





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
DIRECTORS AND OFFICERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
THE MANAGER, THE SUBADVISORS AND THE DISTRIBUTOR  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         MANAGEMENT AGREEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         SUB-ADVISORY AGREEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         SUB-ADMINISTRATION AGREEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         DISTRIBUTION AGREEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         SERVICE FEES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
PURCHASES AND REDEMPTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
PORTFOLIO TRANSACTIONS AND BROKERAGE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
NET ASSET VALUE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
TAX INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
OTHER INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
         CAPITALIZATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
         EFFECTIVE MATURITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
         SHARE OWNERSHIP OF THE FUNDS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
         CODE OF ETHICS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
         INDEPENDENT ACCOUNTANTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
         LEGAL COUNSEL  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
         TRANSFER AGENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
         CUSTODIAN  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
         REGISTRATION STATEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71
APPENDIX A  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
MOODY'S INVESTORS SERVICE, INC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
STANDARD & POOR'S . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73





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                        THE MAINSTAY INSTITUTIONAL FUNDS


         MainStay Institutional Funds Inc. (the "Company") is an open-end management investment company (or mutual fund) currently consisting of eleven separate investment portfolios: Asset Manager Fund (formerly known as Multi-Asset Fund), EAFE Index Fund, Growth Equity Fund, Indexed Equity Fund, International Equity Fund, Value Equity Fund, Bond Fund, Indexed Bond Fund, International Bond Fund, Money Market Fund, and Short-Term Bond Fund (individually or collectively referred to as a "Fund" or the "Funds"). Each Fund, other than the International Bond Fund, is a diversified fund as defined by the Investment Company Act of 1940, as amended (the "1940 Act").

         MainStay Management LLC (the "Manager") serves as the manager for the Funds and has entered into Sub-Advisory agreements with Monitor Capital Advisors LLC ("Monitor" or "Monitor Capital") with respect to the EAFE Index Fund, Indexed Bond Fund, Indexed Equity Fund, and the Asset Manager Fund; MacKay Shields LLC ("MacKay Shields") with respect to the Bond Fund, Growth Equity Fund, International Bond Fund, International Equity Fund, Short-Term Bond Fund, and the Value Equity Fund; and New York Life Asset Management Operating Company LLC with respect to the Money Market Fund ("NYLAMOC" and together with Monitor and MacKay Shields, each a "Subadvisor" and collectively the "Subadvisors").

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

         The Prospectus discusses the investment objectives, principal investment strategies and principal risks of the Funds. This section contains supplemental information concerning certain of the securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies the Funds may utilize, and certain risks involved with those investments, policies and strategies.

       NONE OF THE FUNDS ALONE CONSTITUTES A COMPLETE INVESTMENT PROGRAM.

         Investment decisions for each Fund are made independently from those of the other accounts and investment companies that may be managed by a Subadvisor. However, if such other accounts or investment companies are prepared to invest in, or desire to dispose of, securities in which one Fund invests at the same time as another Fund managed by the same Subadvisor, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by a Fund.

EAFE INDEX FUND

         The EAFE Index Fund will generally invest in stocks in the Morgan Stanley Capital International Europe, Australasia and Far East Index ("EAFE Index"), however, not all EAFE Index companies within a country will be represented in the Fund's portfolio of securities at the same time. The Fund may not invest in certain stocks (numbering approximately 50) included in the EAFE Index because corporate charters have provisions prohibiting ownership by foreign investors.

         In addition to the investments discussed in the Prospectus, the EAFE Index Fund may invest up to 20% of total assets in stock index options, futures contracts and options on futures to maintain cash reserves while fully invested, to facilitate trading, or to reduce transaction costs. The Fund may also invest up to 10% of its total assets in index and currency exchange rate swap agreements. The Fund may engage in foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts for any legally permissible purpose, including to protect against foreign currency exchange risks involving securities the Fund owns or plans to own.

         There are a variety of risks associated with using options and futures. For example, some options on foreign currencies could force the Subadvisor to buy or sell foreign currencies at unfavorable exchange rates, creating losses. It is also possible that the Fund could forfeit the entire amount of the premium paid for the purchased options plus transaction costs. A lack of market activity may keep the Subadvisor from closing out a futures contract or a futures option position when it wants to. The Fund would remain obligated to make margin deposits until it could close the position. Furthermore, there are no guarantees that hedging transactions or the use of options and futures will successfully protect investments, or lead to better Fund performance. In some instances, the Fund may lose money.





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
GROWTH EQUITY FUND

         The Growth Equity Fund will invest at least 65% of its total assets, under normal market conditions, in equity securities, including common stocks, nonconvertible preferred stocks, securities convertible into or exchangeable for common stocks (e.g., convertible preferred stocks and convertible debentures) and warrants. Convertible preferred stocks and debentures must be rated when purchased Baa or better by Moody's Investors Service Inc. ("Moody's") or BBB or better by Standard & Poor's ("S&P" or "Standard & Poor's"), or if unrated, considered by the Subadvisor to be of comparable quality.

         The Growth Equity Fund may also invest in options on common stocks and stock indices, futures contracts and related options, stocks represented by American Depositary Receipts ("ADRs") or European Depositary Receipts ("EDRs"), foreign equity securities, obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or by any of the states, cash equivalents, or cash.

         The Fund may enter into foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts to help protect against foreign currency exchange risks involving foreign securities the Fund owns or plans to own. Use of these contracts do, however, involve risks. See "Risk Management Techniques" and related sections in this SAI.

         Although it is not the Fund's policy generally to invest or trade for short-term profits, portfolio securities may be disposed of without regard to the length of time held whenever the Subadvisor is of the opinion that a security no longer has an appropriate appreciation potential or has reached its anticipated level of performance, or when another security appears to offer relatively greater appreciation potential or a relatively greater anticipated level of performance.

         However, certain requirements that must be satisfied in order for the Fund to qualify as a regulated investment company for Federal income tax purposes may limit the extent to which the Fund can sell securities and other assets held for less than three months. (See "Tax Information".)

INDEXED EQUITY FUND

         In addition to the investments discussed in the Prospectus, the Indexed Equity Fund may invest up to 20% of total assets in options and futures contracts to maintain cash reserves while being fully invested, to facilitate trading or to reduce transaction costs. The Fund may also invest up to 10% of its total assets in index swap agreements.

INTERNATIONAL EQUITY FUND

         The International Equity Fund will primarily invest in a diversified portfolio of securities, including common stocks, preferred stocks, warrants and other comparable equity securities of corporations which do business mainly outside of the United States.

         The International Equity Fund may invest in ADRs, EDRs, GDRs (Global Depository Receipts); IDRs (International Depositary Receipts) or other similar securities convertible into securities of foreign issuers.

         To enhance returns, manage risk more efficiently and protect against price changes in securities, the Fund may invest in currencies on a spot or forward basis, securities and securities index options, foreign currency options, futures contracts and related options, and may enter into swap agreements. Futures and related options may be used for any legal purpose including to reduce trading costs.

         The Fund may also invest in U.S. equity securities; notes and bonds which, when purchased, are rated in one of the top four categories by Moody's or Standard & Poor's; cash, including foreign currency, or cash equivalents such as obligations of banks, commercial paper and short-term obligations of U.S. or foreign issuers.

         The Fund is actively managed and invests primarily in international (non-U.S.) stocks, but the Fund may acquire other securities including cash equivalents. Eligible investments for the Fund include any equity-related investment, domestic or foreign, whether denominated in foreign currencies or U.S. dollars.

         In selecting investments for the Fund, the Fund's Subadvisor considers factors such as prospects for currency exchange, interest and inflation rates, relative economic growth, government policies influencing exchange rates and business conditions, and the quality of individual issuers. MacKay Shields will also determine, using good faith judgment, (1) country allocation among the international equity markets, (2) currency exposure (asset allocation across currencies), and (3) diversified security holdings within each market.

         The Fund may use futures and options contracts (1) in an effort to manage cash flow and remain fully invested in the stock and currency markets, instead of, or in addition to, buying and selling stocks and currencies; or (2) in an effort to hedge against a decline in the value of securities or currencies owned by it or an increase in the price of securities which it plans to purchase. The Fund may also purchase and sell foreign currency exchange contracts and foreign currency options for purposes of seeking to enhance portfolio returns or to manage risk more efficiently.

         MacKay Shields also believes that active currency management can enhance portfolio returns through opportunities arising from interest rate differentials between instruments denominated in different currencies and/or changes in value between currencies. Moreover, MacKay Shields believes active currency management can be employed as an overall portfolio risk management tool. For example, in its view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies which may not involve the currency in which the foreign security is denominated. See "Risk Management Techniques" and related sections of this SAI.

ASSET MANAGER FUND

         Within the asset class constraints discussed in the prospectus, the Asset Manager Fund may also invest up to 20% of total its assets in foreign securities (defined as "traded primarily in a market outside the United States") of developed and emerging market countries; up to 10% of total assets in interest rate, index, and currency exchange rate swap agreements; and in futures transactions to rebalance or alter its portfolio composition and risk profile and to diversify the Fund's holdings where futures transactions are more efficient than direct investment transactions.

         Within the asset class constraints discussed in the prospectus, the Fund may also invest in foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts for any legally permissible purpose, including to protect against foreign currency exchange risks involving securities the Fund owns or plans to own.

         At times, the actual allocation for each asset class may differ from the constraints, due to market fluctuations or cash entering or leaving the Fund. This could happen for instance, if the Subadvisor has positioned the assets close to a minimum or maximum for one or more asset classes, and the Fund's cash position changes because of investors buying or selling the Fund's shares. To correct the situation, the Subadvisor will move cash or reallocate assets within seven days.

         The Fund's allocation among the three asset groups is then structured to take advantage of perceived imbalances in relative pricing. Monitor Capital believes that short-term imbalances occur periodically but tend to be corrected fairly quickly. The models used by the Subadvisor to estimate returns on domestic and foreign stock markets may from time to time cause significant shifts in the Fund's allocation among the asset groups which may in turn result in greater portfolio volatility.

         The Fund may buy common stocks that the EAFE Index Fund and Indexed Equity Fund may buy, fixed income securities that the Indexed Bond Fund may buy and money market instruments that the Money Market Fund may buy.

VALUE EQUITY FUND

         The Fund intends to purchase those securities which it believes to be undervalued in the market relative to comparable securities. In assessing whether a stock is undervalued, MacKay Shields, the Fund's Subadvisor, considers, among other factors, a company's financial strength and earnings predictability. The Fund may provide some protection on the downside through its investment in companies whose current stock prices reflect, in MacKay Shields' opinion, either unwarranted pessimism or unrecognized value.

         Equity securities in which the Value Equity Fund may invest include common stocks and securities that can be exchanged for or converted into common stocks (e.g., convertible preferred stocks and convertible debentures), nonconvertible preferred stocks and warrants.

         The Fund may also invest up to 35% of its total assets in options on common stocks and stock indices, stocks represented by ADRs or EDRs, foreign equity securities, zero coupon bonds, obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or by any of the states, cash equivalents or cash.

         The convertible preferred stocks, debentures and zero coupon bonds in which the Fund may invest, when purchased, must be, rated Baa or better by Moody's or BBB or better by Standard & Poor's; or unrated but judged by the Subadvisor to be of comparable quality.

         The Fund may also invest in stock index futures contracts and related options to protect against changes in stock prices.

         The Fund may participate in foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts to help protect against foreign currency exchange risks involving foreign securities the Fund owns or plans to own.

BOND FUND

         In addition to the investment discussed in the Prospectus, the Fund may invest up to 20% of total assets in securities denominated in foreign currencies. To the extent possible, the Fund will attempt to protect these investments against risks stemming from differences in foreign exchange rates.

         The Fund may enter into foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts to protect against foreign exchange risks involving securities the Fund owns or plans to own.

         The Fund may also invest in interest rate and bond index futures contracts, and options on these contracts, and options on debt securities.

         The Subadvisor will alter the average maturity of the portfolio in accordance with the research and other methods.

INDEXED BOND FUND

         The Indexed Bond Fund invests primarily in a representative sample of the securities in the Salomon Smith Barney Broad Investment Grade Bond Index (the "BIG Index"). Bonds are selected for inclusion in the Fund's portfolio based on credit quality, sector, maturity, coupon, current yield, yield to maturity, duration, and convexity. Monitor Capital believes the indexing approach is an effective method of the Fund's Subadvisor simulating percentage changes in the BIG Index. It is a reasonable expectation that there will be a close correlation between the Fund's performance and that of the BIG Index in both rising and falling markets.

          The Indexed Bond Fund may invest up to 20% of total assets in bond and interest rate index options and futures and options on these futures to maintain cash reserves while fully invested, to facilitate trading, or reduce transaction costs.

         Monitor Capital may effect certain portfolio transactions involving when-issued, delayed delivery and other types of securities that may have the effect of increasing nominal portfolio turnover of the Fund.

INTERNATIONAL BOND FUND

         The International Bond Fund may invest in any debt or debt-related investment, domestic or foreign, denominated in foreign or U.S. currency. However, the Fund will invest at least 65% of total assets, under normal market conditions, in foreign bonds which include debt securities of foreign governments, agencies and supranational organizations denominated in foreign currencies or U.S. dollars. The Fund may also purchase debt securities of corporate issuers. Some of these securities may be privately issued and/or convertible into common stock or they may be traded together with warrants for the purchase of common stock.

         To enhance returns, manage risk more efficiently and help protect against price changes in securities the Fund owns or may own, the Fund may also invest in currencies on a spot or forward basis, securities or securities index options, foreign currency options, futures contracts and related options on futures contracts. The Fund also may enter into swap agreements. Futures and related options may be used for any legal purpose including to reduce trading costs. The Fund may also purchase and sell foreign exchange contracts and foreign currency options for purposes of seeking to enhance portfolio returns or to manage portfolio risk more efficiently. See "Risk Management Techniques" and related sections in this SAI.

         In selecting investments for the Fund, the Fund's Subadvisor considers factors such as prospects for currency exchange, interest and inflation rates, relative economic growth, government policies influencing exchange rates and business conditions, and the quality of individual issuers. MacKay Shields will also determine, using good faith judgment, (1) country allocation, (2) currency exposure (asset allocation across currencies), and (3) diversified security holdings within each market.

         Generally, the Fund's average maturity will be shorter when interest rates worldwide or in a particular country are expected to rise, and longer when interest rates are expected to fall. The Fund may use various techniques to shorten or lengthen the dollar-weighted average maturity of its portfolio, including transactions in futures and options on futures, interest rate swaps, caps, floors and short sales against the box.

SHORT-TERM BOND FUND

         The Short-Term Bond Fund may invest in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; mortgage-related and other asset-backed securities; certificates of deposits, time deposits and bankers' acceptances issued by domestic or foreign banks or savings and loan associations and denominated in U.S. dollars or foreign currencies.

         The Fund may also invest in domestic and foreign corporate debt securities, municipal bonds, zero coupon bonds and variable or floating rate securities rated Baa or better by Moody's or BBB or better by S&P when purchased; or, if unrated, determined by the Subadvisor to be of comparable quality.

         The Fund may invest up to 20% of total assets in securities denominated in foreign currencies. To the extent possible, the Fund's Subadvisor will attempt to protect against risks stemming from differences in foreign exchange rates. The Fund may invest in foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts to protect against foreign currency exchange risks involving securities the Fund owns or plans to own. See "Risk Management Techniques" and related sections in this SAI.

         The Fund may invest in interest rate and bond index futures contracts and options on these contracts; and options on debt securities and in U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies or instrumentalities, international agencies or supranational entities.

         In seeking to achieve capital appreciation, as an integral component of total return, the Fund may use, among other research methods, historical yield spread analysis, economic analysis, fundamental credit analysis and technical (supply/demand) analysis.

         The Fund may, to the extent permitted by law, invest in leveraged inverse floating rate debt instruments ("inverse floaters"). Certain inverse floaters may be deemed to be illiquid securities for purposes of the Fund's 10% limitation on investments in such securities.

MONEY MARKET FUND

         The Money Market Fund may invest its assets in U.S. dollar-denominated securities of U.S. or foreign issuers and in securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars). Since the portfolio of the Fund may contain such securities, an investment therein involves investment risks that are different in some respects from an investment in a fund which invests only in debt obligations of U.S. domestic issuers. Such risks may include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities held in the portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of the principal of and interest on securities in the portfolio.

         All of the assets of the Fund generally will be invested in obligations which mature in 397 days or less and substantially all of these investments will be held to maturity; however, securities collateralizing repurchase agreements may have maturities in excess of 397 days. The Fund will, to the extent feasible, make portfolio investments primarily in anticipation of or in response to changing economic and money market conditions and trends. The dollar-weighted average maturity of the Fund's portfolio may not exceed 90 days. Consistent with the provisions of Rule 2a-7 under the 1940 Act, the Fund invests only in U.S. dollar-denominated money market instruments that present minimal credit risk and, with respect to 95% of its total assets, measured at the time of investment, that are of the highest quality. The Fund's Subadvisor, NYLAMOC, shall determine whether a security presents minimal credit risk under procedures adopted by the Company's Board of Directors. A money market instrument will be considered to be of the highest quality (1) if rated in the highest rating category (i.e., Aaa or Prime-1 by Moody's, AAA or A-1 by S&P's) by (i) any two nationally recognized statistical rating organizations ("NRSROs") or, (ii) if rated by only one NRSRO, by that NRSRO; (2) if issued by an issuer that has received a short-term rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security, and that are rated in the highest rating category by (i) any two NRSROs or, (ii) if rated by only one NRSRO, by that NRSRO; (3) an unrated security that is of comparable quality to a security in the highest rating category as determined by the Subadvisor; (4)(i) with respect to a security that is subject to any features that entitle the holder, under certain circumstances, to receive the approximate amortized cost of the underlying security or securities plus accrued interest "Demand Feature" or obligations of a person other than the issuer of the security, under certain circumstances, to undertake to pay the principal amount of the underlying security plus interest "Guarantee," the Guarantee has received a rating from an NRSRO or the Guarantee is issued by a guarantor that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security to the Guarantee, with certain exceptions, and (ii) the issuer of the Demand Feature or Guarantee, or another institution, has undertaken promptly to notify the holder of the security in the event that the Demand Feature or Guarantee is substituted with another Demand Feature or Guarantee; (5) if it is a security issued by a money market fund registered with the Securities and Exchange Commission ("SEC") under the 1940 Act; or (6) if it is a Government Security. With respect to 5% of its total assets, measured at the time of investment, the Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (i.e., rated Aa or Prime-2 by Moody's or AA or A-2 by S&P).

         The Fund may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer, except that the Fund may exceed this 5% limitation with respect to 25% of its total assets for up to three business days after the purchase of "First Tier" securities of any one issuer and except that this limitation shall not apply to U.S. government securities or securities subject to certain Guarantees. Immediately after the acquisition of any Demand Feature or Guarantee, the Fund, with respect to 75% of its total assets, shall not have invested more than 10% of its assets in securities issued by or subject to Demand Features or Guarantees from the institution that issued the Demand Feature or Guarantee, with certain exceptions. In addition, immediately after the acquisition of any Demand Feature or Guarantee (or a security after giving effect to the Demand Feature or Guarantee) that is not within the highest rating category by NRSROs, the Fund shall not have invested more than 5% of its total assets in securities issued by or subject to Demand Features or Guarantees from the institution that issued the Demand Feature or Guarantee. The Fund may invest up to 5% of its total assets in securities that were "Second Tier" when acquired. The Fund may not invest more than the greater of 1% of its total assets or $1 million, measured at the time of investment, in "Second Tier" securities of any one issuer, except that this limitation shall not apply to U.S. government securities or securities subject to certain Guarantees. In the event that an instrument acquired by the Fund is downgraded or otherwise ceases to be of the quality that is eligible for the Fund, NYLAMOC, the Fund's Subadvisor, under procedures approved by the Board, shall promptly reassess whether such security presents minimal credit risk and shall recommend to the Valuation Committee of the Board ("the Valuation Committee") that the Fund take such action as it determines is in the best interest of the Fund and its shareholders. The Valuation Committee, after consideration of the recommendation of the Subadvisor and such other information as it deems appropriate, shall cause the Fund to take such action as it deems appropriate, and shall report promptly to the Board the action it has taken and the reasons for such action.

         Pursuant to the rule, the Fund uses the amortized cost method of valuing its investments, which facilitates the maintenance of the Fund's per share net asset value at $1.00. The amortized cost method, which is normally used to value all of the Fund's portfolio securities, involves initially valuing a security at its cost and thereafter amortizing to maturity any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

         The Directors have also established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio by the Directors, at such intervals as they deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents (the determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviates from $1.00 per share based on amortized cost.

         The extent of deviation between the Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be periodically examined by the Directors. If such deviation exceeds 1/2 of 1%, the Directors will promptly consider what action, if any, will be initiated. In the event the Directors determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per share at $1.00, the Directors have the authority (1) to reduce or increase the number of shares outstanding on a pro rata basis; and (2) to offset each shareholder's pro rata portion of the deviation between the net asset value per share and $1.00 from the shareholder's accrued dividend account or from future dividends.

         The Fund may hold cash for the purpose of stabilizing its net asset value per share. Holdings of cash, on which no return is earned, would tend to lower the yield on the Fund's shares.

         The Fund may also, consistent with the provisions of the rule, invest in securities with a face maturity of more than 397 days, provided that the security is a variable or floating rate security that meets the guidelines of Rule 2a-7 with respect to maturity.

         The Fund may borrow money for temporary or emergency purposes, purchase securities on a when-issued basis, and enter into firm or standby commitments to purchase securities.

          In addition, the weighted average portfolio maturity may not exceed 90 days.

         INVESTMENT PRACTICES AND INSTRUMENTS COMMON TO MULTIPLE FUNDS

         The Funds may engage in the following investment practices, or invest in the following instruments to the extent permitted in the Prospectus and elsewhere in this SAI.

ARBITRAGE

         Each Fund may sell in one market a security which it owns and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences in the price of the security in the different markets. The Funds do not actively engage in arbitrage. Such transactions may be entered into only with respect to debt securities and will occur only in a dealer's market where the buying and selling dealers involved confirm their prices to the Fund at the time of the transaction, thus eliminating any risk to the assets of a Fund. Such transactions, which involve costs to a Fund, may be limited by the requirements imposed on each Fund to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code").

BORROWING

         A Fund may borrow from a bank up to a limit of 15% of its total assets, but only for temporary or emergency purposes. This borrowing may be unsecured. The 1940 Act requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company for Federal tax purposes. To avoid the potential leveraging effects of a Fund's borrowings, a Fund will repay any money borrowed in excess of 5% of its total assets prior to purchasing additional securities. Borrowing may exaggerate the effect on a Fund's net asset value of any increase or decrease in the market value of the Fund's portfolio securities. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

COMMERCIAL PAPER

         Each Fund may invest in commercial paper. Each Fund will invest in commercial paper if rated at the time of investment Prime-1 by Moody's or A-1 by S&P, or, if not rated by Moody's or S&P, if the Fund's Subadvisor determines that the commercial paper is of comparable quality. Commercial paper represents short-term unsecured promissory notes issued by banks or bank holding companies, corporations and finance companies.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

         The Funds may enter into domestic or foreign repurchase agreements with certain sellers determined by the Manager or Subadvisor to be creditworthy. A repurchase agreement, which provides a means for a Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases securities (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a custodian appointed by the Fund. The Fund attempts to assure that the value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

         In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. The Subadvisors seek to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. No Fund will invest more than 10% of its net assets (taken at current market value) (15% in the case of the International Equity and International Bond Funds) in repurchase agreements maturing in more than seven days.

         Each Fund may enter into reverse repurchase agreements with banks or broker-dealers, which involve the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. The Fund will maintain a segregated account consisting of liquid assets to cover its obligations under reverse repurchase agreements. Each Fund will limit its investments in reverse repurchase agreements and other borrowing to no more than one-third of its total assets. The use of reverse repurchase agreements by a Fund creates leverage which increases a Fund's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.

         The Directors have reviewed and approved certain sellers who they believe to be creditworthy and have authorized each Fund to enter into repurchase agreements with such sellers. If the other party to a repurchase agreement were to become bankrupt, a Fund could experience delays in recovering its investment or losses.

U.S. GOVERNMENT SECURITIES

         Government securities are obligations of, or guaranteed by, the U.S. government or its agencies or instrumentalities. Some U.S. government securities, such as Treasury bills, notes and bonds, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan bank, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

CORPORATE DEBT SECURITIES

         A Fund's investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the credit quality and maturity criteria set forth for the particular Fund. The rate of return or return of principal on some debt obligations may be linked to indexes or stock prices or indexed to the level of exchange rates between the U.S. dollar and foreign currency or currencies.

         Corporate debt securities with a rating lower than BBB by S&P, and corporate debt securities rated Baa or lower by Moody's, have speculative characteristics and changes in economic conditions or individual corporate developments are more likely to lead to a weakened capacity to make principal and interest payments than in the case of high grade bonds. Should any individual bond held by a Fund, other than the International Bond Fund or International Equity Fund, fall below a rating of BBB by S&P or Baa by Moody's, the Fund's Subadvisor will dispose of such bond as soon as reasonably practicable in light of then-existing market and tax considerations. The International Bond Fund may invest up to 25% of its net assets in debt securities which are rated below investment grade.

LENDING OF PORTFOLIO SECURITIES

         In accordance with guidelines adopted by the Board of Directors, each Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as broker-dealers, and would be required to be secured continuously by collateral in cash or U.S. government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The total market value of securities loaned will not exceed 33% of the total assets of a Fund. The Fund would have the right to call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The Company, on behalf of certain of the Funds, has entered into an agency agreement with Metropolitan West Securities, Inc. which acts as the Funds' agent in making loans of portfolio securities and short-term money market investments of the cash collateral received, subject to the supervision and control of the Funds' Subadvisors.

         As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Fund. However, the loans would be made only to firms deemed by a Subadvisor to be creditworthy and approved by the Board, and when, in the judgment of a Subadvisor, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If a Subadvisor determines to make securities loans, it is intended that the value of the securities loaned will not exceed 33% of the value of the total assets of the lending Fund. Under the guidelines adopted by the Board of Directors, a Fund is prohibited from lending more than 5% of the Fund's total assets to any one counterparty.

RESTRICTED SECURITIES

         To the extent that they invest in restricted securities, the Funds may be exposed to additional risks. "Restricted" securities are those securities which have not been registered under the Securities Act of 1933. Because they are unregistered, only a limited number of investors are qualified to invest in such securities. The smaller market may create undesirable delays in selling restricted securities. A Fund attempting to dispose of restricted securities may incur additional transaction costs in finding a buyer or, in an extreme case, the cost of registering the security.

MUNICIPAL SECURITIES

         The Bond Fund and Short-Term Bond Fund may purchase municipal securities which are debt obligations of state and local governments, agencies and authorities. Municipal securities, which may be issued in various forms, including notes and bonds, are issued to obtain funds for various public purposes. The other Funds may purchase municipal securities for temporary defensive purposes. Two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise or specific revenue source. Industrial development bonds or private activity bonds are issued by or on behalf of public authorities to obtain funds for privately operated facilities and are, in most cases, revenue bonds which do not generally carry the pledge of the full faith and credit of the issuer of such bonds, but depend for payment on the ability of the industrial user to meet its obligations (or any property pledged as security).

BANKING INDUSTRY AND SAVINGS AND LOAN INDUSTRY OBLIGATIONS

         Each Fund may invest in certificates of deposit, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks and, with the exception of the Money Market Fund, in certificates of deposit, time deposits and other short-term obligations issued by savings and loan associations.

         Certificates of deposit are receipts from a bank or savings and loan association ("S&L"), for funds deposited for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. Each Fund may not invest in time deposits maturing in more than seven days which are subject to withdrawal penalties. Each Fund will limit its investment in time deposits for which there is a penalty for early withdrawal to 10% of its net assets.

         Each Fund will not invest in any obligation of a domestic or foreign bank unless (i) the bank has capital, surplus, and individual profits (as of the date of the most recently published financial statements) in excess of $100 million, or the equivalent in other currencies, and (ii) in the case of a U.S. bank, its deposits are insured by the Federal Deposit Insurance Corporation. These limitations do not prohibit investments in the securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

FLOATING AND VARIABLE RATE SECURITIES

         Each Fund, other than the EAFE Index Fund, Growth Equity Fund, Indexed Equity Fund and Value Equity Fund may invest in floating rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

         The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. To be an eligible investment for the Money Market Fund, there must be a reasonable expectation that, at any time until the final maturity for the floater or the period remaining until the principal amount can be recovered through demand, the market value of a floater will approximate its amortized cost.

         The Bond Fund, International Bond Fund, International Equity Fund and Short-Term Bond Fund may invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be determined to be illiquid securities for purposes of a Fund's limitation on investments in such securities.

FOREIGN SECURITIES

         The EAFE Index Fund, International Bond Fund and International Equity Fund will, and the Bond Fund, Growth Equity Fund, Asset Manager Fund, Short-Term Bond Fund and Value Equity Fund may invest in securities of foreign issuers. The Money Market Fund may purchase U.S. dollar-denominated securities of foreign issuers. The Indexed Equity Fund and Indexed Bond Fund will invest in foreign securities to the extent such securities are included in the securities that comprise the S&P 500 and the BIG Index, respectively. The International Bond Fund and International Equity Fund may invest, without limit, subject to the other investment policies applicable to the Fund, in U.S. dollar-denominated and non-dollar denominated foreign debt securities and in certificates of deposit issued by foreign banks and foreign branches of United States banks, to any extent deemed appropriate by MacKay Shields. Securities acquired by the International Bond Fund may be denominated in multi-national currency units. Securities of issuers within a given country may be denominated in the currency of another country.

         Foreign investing involves the possibility of expropriation, nationalization, confiscatory taxation, foreign taxation of income earned in the foreign nation (including withholding taxes on interest and dividends) or other foreign taxes imposed with respect to investments in the foreign nation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions. In addition, the foreign securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

         Many of the foreign securities in which the Funds (other than the Money Market Fund) invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds' assets. A Fund may, however, engage in foreign currency transactions to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. Such foreign currency transactions may include forward foreign currency contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts.

         The Growth Equity Fund, Indexed Bond Fund, International Bond Fund, International Equity Fund, Asset Manager Fund and Value Equity Fund may invest in emerging market countries, which presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years and devaluation may occur subsequent to investments in these currencies by the Funds. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

         Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies, any of which may have a detrimental effect on the Funds' investments.

         To different degrees, the Bond Fund, Indexed Bond Fund, International Bond Fund, International Equity Fund and Short-Term Bond Fund are permitted to invest in debt securities or obligations of foreign governments, agencies, and supranational organizations ("Sovereign Debt"). Investments in Sovereign Debt can involve greater risks than investing in U.S. Government Securities. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of default.

         The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect a Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While the investment advisers intend to manage the Funds' portfolios in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

FORWARD FOREIGN CURRENCY CONTRACTS

         A forward foreign currency contract (a "forward contract") is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), which is individually negotiated and privately traded by currency traders and their customers. These contracts may be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates.

         A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although these contracts are intended, when hedging, to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

         While a Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

         A Fund will hold liquid assets in a segregated account with its custodian in an amount equal (on a daily marked-to-market basis) to the amount of the commitments under these contracts. At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract, or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out the contract. However, there can be no assurance that a liquid market will exist in which to close a forward contract, in which case the Fund may suffer a loss.

         Generally, consideration of the prospect for currency parities will be incorporated in a longer term investment decision made with regard to overall diversification strategies. However, each Subadvisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interest of a Fund will be served by entering into such a contract. Generally, the Subadvisor believes that the best interest of a Fund will be served by entering into such a contract under various circumstances, some of which are described below. For example, when a Fund enters into, or anticipates going into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollars price of the security. By entering into a forward contract for the purpose or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which payment is made or received, although a Fund would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement" hedge or "transaction" hedge.

         In addition, when the Subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position hedge") will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Fund also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency ("proxy" hedge). The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position" hedges (including "proxy" hedges), a Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency (or the related currency, in the case of a "proxy" hedge).

         A Fund also may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-currency" hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. "Cross-currency" hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

         A Fund may also enter into currency transactions to profit from changing exchange rates based upon the Subadvisor's assessment of likely exchange rate movements. These transactions will not necessarily hedge existing or anticipated holdings of foreign securities and may result in a loss if the Subadvisor's currency assessment is incorrect.

         At the consummation of the forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

         A Fund's dealing in forward contracts will be limited to the transactions described above. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by a Subadvisor. A Fund generally will not enter into a forward contract with a term of greater than one year.

         In cases of transactions which constitute "transaction" or "settlement" hedges or "position" hedges (including "proxy" hedges) or "cross-currency" hedges that involve the purchase and sale of two different foreign currencies directly through the same forward foreign currency contact, a Fund may deem its forward currency hedge position to be covered by underlying Fund portfolio securities or may establish a Segregated Account with its Custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the subject hedge. The Segregated Account will consist of liquid assets. In the case of "anticipatory" hedges and "cross-currency" hedges that involve the purchase and sale of two different foreign currencies indirectly through separate forward currency contracts, the Fund will establish a Segregated Account with its Custodian as described above. In the event a Fund establishes a Segregated Account, the Fund will mark-to-market the value of the assets in the Segregated Account. If the value of the assets placed in the Segregated Account declines, additional liquid assets will be placed in the account by the Fund on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

         It should be realized that this method of protecting the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

         Forward contracts are intended to minimize the risk of loss to a Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. Such contracts do not eliminate fluctuations in the underlying prices of securities held by the Funds. Although such contracts tend to minimize the risk of loss due to a decline in the value of a currency that has been sold forward, and the risk of loss due to an increase in the value of a currency that has been purchased forward, at the same time they tend to limit any potential gain that might be realized should the value of such currency increase.

         The Funds cannot assure that their use of forward contracts will always be successful. Successful use of forward contracts depends on the Subadvisor's skill in analyzing and predicting relative currency values. Forward contracts alter a Fund's exposure to currency exchange rate activity and could result in losses to the Fund if currencies do not perform as the Subadvisor anticipates. A Fund may also incur significant costs when converting assets from one currency to another. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases.

         The Subadvisors believe that active currency management can enhance portfolio returns through opportunities arising from interest rate differentials between securities denominated in different currencies and/or changes in value between currencies. Moreover, the Subadvisors believe active currency management can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies which may not involve the currency in which the foreign security is denominated.

         The Funds cannot assure that their use of forward contracts will always be successful. Successful use of forward contracts depends on the Subadvisor's skill in analyzing and predicting relative currency values. Forward contracts alter a Fund's exposure to currency exchange rate activity and could result in losses to the Fund if currencies do not perform as the Subadvisor anticipates. A Fund may also incur significant costs when converting assets from one currency to another. Contracts to sell foreign currency would limit potential gain which might be realized by a Fund if the value of the hedged currency increases.

         A Fund's foreign currency transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

FOREIGN INDEX-LINKED INSTRUMENTS

         As part of its investment program, and to maintain greater flexibility, the EAFE Index Fund, International Equity Fund, Asset Manager Fund and International Bond Fund may, subject to compliance with its respective limitations applicable to its investment in debt securities, invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("foreign index-linked instruments"). Foreign index-linked instruments have the investment characteristics of particular securities, securities indexes, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time. Foreign index-linked instruments have the investment characteristics of particular securities, securities indexes, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

         A foreign index may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest components to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument. The risks of such investments would reflect the risks of investing in the index or other instrument, the performance of which determines the return for the instrument. Tax considerations may limit the Funds' ability to invest in foreign index-linked instruments.

AMERICAN DEPOSITARY RECEIPTS ("ADRS")

         ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. European Depositary Receipts and International Depositary Receipts are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. Global Depositary Receipts are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities.

WHEN-ISSUED AND FIRM OR STANDBY COMMITMENT AGREEMENTS

         Each Fund may from time to time purchase securities on a "when-issued" or "firm commitment" or "standby commitment" basis. Debt securities are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued, or firm or standby commitment securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income; however, it is the Company's intention that each Fund will be fully invested to the extent practicable and subject to the policies stated herein. Although when-issued, or firm or standby commitment securities may be sold prior to the settlement date, the Company intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

         The transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of when-issued securities and firm and standby commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.

         At the time the Company makes the commitment on behalf of a Fund to purchase a security on a when-issued, or firm or standby commitment basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's net asset value. The market value of the when-issued, or firm or standby commitment securities may be more or less than the purchase price payable at the settlement date. The Directors do not believe that a Fund's net asset value or income will be exposed to additional risk by the purchase of securities on a when-issued or firm commitment basis. Each Fund will establish a segregated account in which it will maintain liquid assets at least equal in value to any commitments to purchase securities on a when-issued, firm, or standby commitment basis. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

         Mortgage-related and asset-back securities, which include mortgage-backed securities, are securities that derive their value from underlying pools of loans that may include interests in pools of lower-rate debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Fund's Subadvisor to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and if the security has been purchased at a premium the amount of the premium would be lost in the event of prepayment. The Money Market Fund may only invest in mortgage-backed and asset-backed securities that meet the requirements of Rule 2a-7 under the 1940 Act. While principal and interest payments on some mortgage-related securities may be guaranteed by the U.S. government, government agencies or other guarantors, the market value of such securities is not guaranteed.

         A Fund will invest only in mortgage-related (or other asset-backed) securities either (i) issued by U.S. government-sponsored corporations (currently GNMA, FHLMC and FNMA), or (ii) privately issued securities rated Baa or better by Moody's or BBB by S&P or, if not rated, of comparable investment quality as determined by the Fund's investment adviser. The Money Market Fund observes the strict SEC mandated requirements of Rule 2a-7. In addition, if any such security is determined to be illiquid, a Fund will limit its investments in these and other illiquid instruments to not more than 10% of its net assets (15% in the case of the International Bond Fund and International Equity Fund).

         Mortgage Pass-Through Securities. Mortgage pass-through securities, which are securities interests in pools of mortgage-related securities, differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association ("GNMA")) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages which bear interest at a rate that will be adjusted periodically.

         Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost.

         Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations).

         The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly-owned U.S. government corporation within the U.S. Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA")-insured or Veterans Administration-guaranteed mortgages.

         Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.

         FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government- sponsored corporation and acts as a government instrumentality under authority granted by Congress. FHLMC was formerly owned by the twelve Federal Home Loan Banks and is now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCS") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCS are not backed by the full faith and credit of the U.S. government.

         If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Funds, reserve the right to invest in them.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund's Subadvisor determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. No Fund will purchase mortgage-related securities or any other assets which in the opinion of the Fund's Subadvisor are illiquid if, as a result, more than 10% of the value of the Fund's net assets will be illiquid (15% in the case of the International Bond or International Equity Funds).

         Collateralized Mortgage Obligations ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

         In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

         The eligible Funds will not invest in any privately issued CMOs that do not meet the requirements of Rule 3a-7 under the 1940 Act if, as a result of such investment, more than 5% of a Fund's net assets would be invested in any one CMO, more than 10% of the Fund's net assets would be invested in CMOs and other investment company securities in the aggregate, or the Fund would hold more than 3% of any outstanding issue of CMOs.

         FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCS, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

         Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCS. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

         Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals and stripped mortgaged-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

         The Funds' Subadvisors expect that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, a Fund's Subadvisor will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

         CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances, a portfolio may fail to recoup fully its initial investment in a CMO residual.

         CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a portfolio's limitations on investment in illiquid securities. Each of the Funds limits its investment in CMO residuals to less than 5% of its net assets.

         CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the over-the-counter market, the depth and liquidity of which will vary from time to time.

         Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

         Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

         Risks Associated with Mortgage-Related Securities. As in the case with other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The value of some mortgage-related securities in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of a Subadvisor to forecast interest rates and other economic factors correctly. If a Subadvisor incorrectly forecasts such factors and has taken a position in mortgage-related securities that is or becomes contrary to prevailing market trends, the Funds could be exposed to the risk of a loss.

         Investment in mortgage-related securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

         Market risk reflects the chance that the price of the security may fluctuate overtime. The price of mortgage-related securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-related securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

         Credit risk reflects the chance that a Fund may not receive all or part of its principal because the issuer or credit enhance has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-related securities, issued by private institutions, is based on the financial health of those institutions.

         Other Asset-Backed Securities. The Funds' Subadvisors expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile Receivables ("CARs(SM)"). CARs(SM) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARs(SM) are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARs(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of Federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

         Consistent with a Fund's investment objective and policies, and in the case of the Money Market Fund, the requirements of Rule 2a-7, a Fund also may invest in other types of asset backed securities. Certain asset-backed securities may present the same types of risks that may be associated with mortgage-related securities.

MORTGAGE DOLLAR ROLLS

         A mortgage dollar roll ("MDR") is a transaction in which a Fund sells mortgage-related securities ("MBS") from its portfolio to a counter party from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counter party.

BRADY BONDS

         The International Bond Fund may invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings. Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). Brady Bonds are not considered U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

         Brady Bonds involve various risk factors, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. Investments in Brady Bonds are to be viewed as speculative. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

LOAN PARTICIPATION INTERESTS

         The Funds may invest in participation interests in loans. A Fund's investment in loan participation interests may take the form of participation interests in, assignments of or novations of a corporate loan ("Participation Interests"). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests ("Participants"). In a novation, a Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, a Fund may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case, the Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the corporate loan. A Fund also may purchase a Participation Interest in a portion of the rights of a lender in a corporate loan. In such a case, the Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather the Fund must rely on the lending institution for that purpose. A Fund will not act as an agent bank, a guarantor or sole negotiator of a structure with respect to a corporate loan.

         In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders which are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for a registered investment company such as the Company. A Fund generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank monitors the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement a Fund has direct recourse against the borrower (which is unlikely), the Fund will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given broad discretion in enforcing the corporate loan agreement, and is obligated to use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

         A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. A successor agent bank generally will be appointed to replace the terminated bank, and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of a Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

         When a Fund acts as co-lender in connection with a Participation Interest or when a Fund acquires a Participation Interest the terms of which provide that the Fund will be in privity of contract with the corporate borrower, the Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Fund will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Participation Interests a Fund's Subadvisor will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Participation Interest meets the Fund's qualitative standards. There is a risk that there may not be a readily available market for loan Participation Interests and, in some cases, this could result in a Fund disposing of such securities at a substantial discount from face value or holding such security until maturity. When a Fund is required to rely upon a lending institution to pay the Fund principal, interest, and other amounts received by the lending institution for the loan participation, the Fund will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Fund's portfolio. The Funds consider Participation Interests not subject to puts to be illiquid.

         The principal credit risk associated with acquiring Participation Interests from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Fund may incur additional credit risk, however, when it is in the position of participant rather than a co-lender because the Fund must assume the risk of insolvency of the co-lender from which the Participation Interest was acquired and that of any person interpositioned between the Fund and the co-lender.

REAL ESTATE INVESTMENT TRUSTS

         The Asset Manager Fund may invest in securities issued by equity real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income-producing commercial real estate or real-estate related loans. REITs are similar to holding companies in that they are essentially holding companies that rely on professional managers to supervise their investments. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and the requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year.

         Investment in REITs may be subject to many of the same risks as a direct investment in real estate. This is due to the fact that the value of the REIT may be affected by the value of the real estate owned by the companies in which it invests. These risks include changes in economic conditions, interest rates, property values, property tax increases, overbuilding and increased competition, environmental contamination zoning and natural disasters.

RISK MANAGEMENT TECHNIQUES

         The Funds can use various techniques to increase or decrease their exposure to changing security prices, interest rates, currency exchange rates, commodity price or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as forward foreign currency exchange contracts and options on foreign currencies) and purchasing or writing put or call options on securities and securities indexes.

         The Funds can use these practices in an attempt to adjust the risk and return characteristics of their portfolios of investments. When a Fund uses such techniques in an attempt to reduce risk it is known as "hedging". If a Fund's Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counter party to the transaction does not perform as promised.

OPTIONS ON SECURITIES

         Writing Call Options. Subject to any limitations stated in the Prospectus or in this SAI, each Fund may sell ("write") covered call options on its portfolio securities in an attempt to enhance investment performance. A call option sold by a Fund is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and the writer of the option--in return for a premium received--the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option on a stock or bond index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. A call option may be covered by, among other things, the writer's owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

         A Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. A Fund, in writing "American Style" call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. In contrast, "European Style" options may only be exercised on the expiration date of the option. Covered call options and the securities underlying such options will be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

         During the option period, the covered call writer has, in return for the premium received an option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

         A Fund may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Fund makes a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option which it has previously written on any particular security. The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. When a security is to be sold from the Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing covered call option on that security.

         A closing purchase transaction may be made only on a national or foreign securities exchange (an "Exchange") which provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an Exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange or otherwise may exist. If a Fund is unable to effect a closing purchase transaction involving an exchange-traded option, the Fund will not sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Therefore, a closing purchase transaction for an over-the-counter option may in many cases only be made with the other party to the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price.

         Each Fund pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call and put option writing transactions be covered, and limitations imposed on regulated investment companies under Federal tax law, the International Bond Fund and International Equity Fund may, to the extent determined appropriate by the Subadvisor, engage without limitation in the writing of options on their portfolio securities.

         Writing Put Options. Subject to any limitations in the Prospectus or in this SAI, each Fund may also write covered put options. A put option is a short-term contract which gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option. A put option written by a Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian. A put option is also "covered" if the Fund holds on a share-for-share basis a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

         The premium which the Funds receive from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

         A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer would be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

         The Funds may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. The Funds may also effect a closing purchase transaction, in the case of a put option, to permit the Funds to maintain their holdings of the deposited U.S. Treasury obligations, to write another put option to the extent that the exercise price thereof is secured by the deposited U.S. Treasury obligations, or to utilize the proceeds from the sale of such obligations to make other investments.

         If a Fund is able to enter into a closing purchase transaction, the Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option, respectively. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

         In addition, the Funds may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which the Funds may write covered put and call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company and the Company's intention that each Fund qualify as such.

         Purchasing Options. Each Fund, as specified for the Fund in the Prospectus, may purchase put or call options which are traded on an Exchange or in the over-the-counter market. Options traded in the over-the-counter market may not be as actively traded as those listed on an Exchange. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Funds will engage in such transactions only with firms the Subadvisors deem to be of sufficient creditworthiness so as to minimize these risks.

         The Funds may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security at a specified price upon exercise of the option during the option period. The purchase of put options on securities held in the portfolio or related to such securities will enable a Fund to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security. In addition, the Fund will continue to receive interest or dividend income on the security. The put options purchased by the Fund may include, but are not limited to, "protective puts," in which the security to be sold is identical or substantially identical to a security already held by the Fund or to a security which the Fund has the right to purchase. The Fund would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. The Fund would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

         The Funds may also purchase call options on securities, which the Funds intend to purchase, to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Funds may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

         Special Risks Associated With Options On Securities. Exchange markets in the U.S. government securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risk apply to over-the-counter trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad.

         A Fund's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. A Fund may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Fund. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Fund will not be able to exercise profitably the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security.

         The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period.

The ability of a Fund to successfully utilize options may depend in part upon the ability of the Subadvisor to forecast interest rates and other economic factors correctly.

         The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

OPTIONS ON FOREIGN CURRENCIES

         Subject to any limitation stated in the Prospectus or this SAI, each Fund may purchase and write options on foreign currencies. A Fund may use foreign currency options contracts for various reasons, including: to manage its exposure to changes in currency exchange rates; as an efficient means of adjusting its overall exposure to certain currencies; or in an effort to enhance its return. A Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. A Fund may also use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be invested. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such declines in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, that Fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.

         Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable the Fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit a Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

         If a Fund anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by the Fund.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

         A call option written on foreign currency by a Fund is "covered" if that Fund owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the amount of the difference is maintained by a Fund in liquid assets in a segregated account with its custodian.

         Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter. Exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to a Fund's position, a Fund may forfeit the entire amount of the premium plus related transaction costs.

         There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

         Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchanged-related options. Foreign currency exchange-traded options generally settle in cash, whereas options traded over-the counter may settle in cash or result in delivery of the underlying currency upon exercise of the option.

FUTURES TRANSACTIONS

         Subject to any limitations in the Prospectus or this SAI, each Fund, as specified for the Fund in the Prospectus, may purchase and sell futures contracts on securities, interest rates, foreign currency and on indexes of securities to hedge against anticipated changes in interest rates and other economic factors that might otherwise have an adverse effect upon the value of a Fund's portfolio securities or to gain market experience to particular segments of the market represented by the futures contract. An interest rate or stock index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date. The Funds may also enter into such futures contracts in order to lengthen or shorten the average maturity or duration of the Fund's portfolio.

For example, a Fund may purchase futures contracts as a substitute for the purchase of longer-term debt securities to lengthen the average duration of a Fund's portfolio of fixed-income securities. A Fund may purchase and sell stock index futures to hedge its securities portfolio with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security).

         The Funds, as specified for the Fund in the Prospectus, may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of their portfolios. In addition, each Fund, as specified for the Fund in the Prospectus, may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Each of the Funds may also purchase and write put and call options on futures contracts of the type into which such Fund is authorized to enter and may engage in related closing transactions. In the United States, all such futures on securities, debt index futures, stock index futures, foreign currency futures and related options will be traded on exchanges that are regulated by the Commodity Futures Trading Commission ("CFTC"). Subject to compliance with applicable CFTC rules, the Funds also may enter into futures contracts traded on foreign futures exchanges as long as trading on the aforesaid foreign futures exchanges does not subject a Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges.

         A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of a Fund's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices of the Fund than might later be available in the market when the Fund makes anticipated purchases. In the United States, futures contracts are traded on boards of trade which have been designated "contract markets" by the CFTC. Futures contracts trade on these markets through an "open outcry" auction on the exchange floor. Currently, there are futures contracts based on a variety of instruments, indexes and currencies, including long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank certificates of deposit, a municipal bond index and various stock indexes.

         When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency or index fluctuates, the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures positions.

         A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

         Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

         Futures on Debt Securities. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities--assuming a "long" position--a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed-upon price. By selling futures on debt securities--assuming a "short" position--it will legally obligate itself to make the future delivery of the security against payment of the agreed-upon price. Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Subadvisors to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Directors.

         Hedging by use of futures on debt securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. A Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

         On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. A Fund may also purchase futures contracts as a substitute for the purchase of longer-term securities to lengthen the average duration of the Fund's portfolio.

         The Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly.

         Securities Index Futures. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. A stock index is designed to reflect overall price trends in the market for equity securities.

         Stock index futures may be used to hedge the equity portion of a Fund's securities portfolio with regard to market (systematic) risk, as distinguished from stock-specific risk. The Funds may enter into stock index futures to the extent that they have equity securities in their portfolio. Similarly, the Funds may enter into futures on debt securities indexes (including the municipal bond index) to the extent they have debt securities in their portfolios. By establishing an appropriate "short" position in securities index futures, a Fund may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. A Fund may also purchase futures on debt securities or indexes as a substitute for the purchase of longer-term debt securities to lengthen the average duration of the Fund's debt portfolio.

         Currency Futures. A sale of a currency futures contract creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A purchase of a currency futures contract creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. A Fund may sell a currency futures contract if the Subadvisor anticipates that exchange rates for a particular currency will fall, as a hedge against a decline in the value of the Fund's securities denominated in such currency. If the Subadvisor anticipates that exchange rates will rise, the Fund may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. To offset a currency futures contract sold by a Fund, the Fund purchases a currency futures contract for the same aggregate amount of currency and delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference. Similarly, to close out a currency futures contract purchased by the Fund, the Fund sells a currency futures contract. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

         A risk in employing currency futures contracts to protect against the price volatility of portfolio securities denominated in a particular currency is that changes in currency exchange rates or in the value of the futures position may correlate imperfectly with changes in the cash prices of a Fund's securities. The degree of correlation may be distorted by the fact that the currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approached maturity. Another risk is that the Subadvisor could be incorrect in its expectation as to the direction or extent of various exchange rate movements or the time span within which the movements take place.

         Options on Futures. For bona fide hedging and other appropriate risk management purposes, the Funds also may purchase and write call and put options on futures contracts which are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires.

         Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When an entity exercises an option and assumes a long futures position, in the case of a "call," or a short futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

         Options on futures contracts can be used by a Fund to hedge substantially the same risks and for the same duration and risk management purposes as might be addressed or served by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.

         The purchase of put options on futures contracts is a means of hedging a Fund's portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when the Fund is not fully invested or of lengthening the average maturity or duration of a Fund's portfolio. Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies.

         In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Fund will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures.

         If a Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.





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
         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities or the currencies in which such securities are denominated.

         The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if the Fund writes a put option on a futures contract on debt securities related to securities that the Fund expects to acquire and the market price of such securities increases, the net cost to a Fund of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the Fund's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market.

         While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Fund's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Funds will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

         Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts. A Fund will only enter into futures contracts or related options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. In general, the Funds will engage in transactions in futures contracts and related options only for bona fide hedging and other appropriate risk management purposes, and not for speculation. The Funds will not enter into futures contracts for which the aggregate contract amounts exceed 100% of the Fund's net assets. In addition, with respect to positions in futures and related options that do not constitute bona fide hedging positions, a Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

         When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

         When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

         When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

         When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

         The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See "Tax Information."

         Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged. An incorrect correlation could result in a loss on both the hedged securities or currencies and the hedging vehicle so that the portfolio return might have been better had hedging not been attempted. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when a Fund has sold stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Fund's portfolio may decline. If this occurred, the Fund would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

         In addition to the risk that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Funds generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Fund would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

         Many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. If the price of a futures contract changes more than the price of the securities or currencies, the Fund will experience either a loss or a gain on the futures contracts which will not be completely offset by changes in the price of the securities or currencies which are the subject of the hedge. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

         Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by(i)other complex foreign political, legal and economic factors;(ii)lesser availability than in the United States of data on which to make trading decisions;(iii)delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States;(iv)the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v)lesser trading volume.

SWAP AGREEMENTS

         The International Bond Fund, International Equity Fund and Asset Manager Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or for other portfolio management purposes. The EAFE Index Fund may enter into index and currency exchange rate swap agreements, the Indexed Bond Fund may invest up to 10% of its total assets in interest rate and index swap agreements and the Indexed Equity Fund may enter into index swap agreements. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net" basis. Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counter party will be covered by the maintenance of a segregated account consisting of liquid assets to avoid any potential leveraging of the Fund's portfolio. The International Bond Fund and International Equity Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets. The EAFE Index Fund, Indexed Bond Fund, Indexed Equity Fund and Asset Manager Fund may enter into swap agreements only to the extent that obligations under such agreements represent not more than 10% of the Fund's total assets.

         Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Subadvisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter party. The Subadvisor will cause a Fund to enter into swap agreements only with counter parties that would be eligible for consideration as repurchase agreement counter parties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodity Futures Trading Commission ("CFTC"). To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the Investment Company Act of 1940, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million;

commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

         This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

WARRANTS

         The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such warrant.

SHORT SALES AGAINST THE BOX

         A short sale is a transaction in which a Fund sells through a broker a security it does not own in anticipation of a possible decline in market price. A short sale "against the box" is a short sale in which, at the time of the short sale, a Fund owns or has the right to obtain securities equivalent in kind and amount. Each of the Funds will only enter into short sales against the box. A Fund may enter into a short sale against the box among other reasons, to hedge against a possible market decline in the value of a security owned by the Fund. If the value of a security sold short against the box increases, the Fund would suffer a loss when it purchases or delivers to the selling broker the security sold short. The proceeds of the short sale are retained by the broker pursuant to applicable margin rules. In addition, the Fund may segregate assets, equal in value to 50% of the value of the short sale, in a special account with the Fund's custodian. The segregated assets are pledged to the broker pursuant to applicable margin rules. If a broker, with which the Fund has open short sales, were to become bankrupt, a Fund could experience losses or delays in recovering gains on short sales. The Funds will only enter into short sales against the box with brokers the Subadvisors believe are creditworthy. Short sales against the box will be limited to no more than 25% of a Fund's total assets.

RISKS ASSOCIATED WITH DEBT SECURITIES

         To the extent that a Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Fund, and thus the net asset value of the shares of beneficial interest of the Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the average maturity of the Fund's investments, changes in the relative values of the currencies in which the Fund's investments are denominated relative to the U.S. dollar, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by a Fund, and a decline in interest rates will increase the value of fixed income securities held by a Fund. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

         Since shares of the Funds represent an investment in securities with fluctuating market prices, the value of shares of each Fund will vary as the aggregate value of the Funds' portfolio securities increases or decreases. Moreover, the value of lower rated debt securities that a Fund purchases may fluctuate more than the value of higher rated debt securities. Lower rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal. Lower rated fixed income securities generally tend to reflect short-term corporate and market developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Funds but will be reflected in the net asset value of the Funds' shares.

         Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

         When and if available, debt securities may be purchased at a discount from face value. From time to time, each Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Subadvisor, such securities have the potential for future income (or capital appreciation, if any).

HIGH YIELD/HIGH RISK SECURITIES

         Securities rated below BBB by S&P or Baa by Moody's (sometimes called "junk bonds") are not considered "investment grade". There is more price volatility, more risk of losing your principal interest, a greater possibility of the issuer going bankrupt, plus additional risks. These securities are considered speculative.

         The International Bond Fund may invest up to 25% of its net assets in debt securities, including short-term instruments, which are rated below investment grade (i.e., below BBB by S&P or Baa by Moody's) or, if not rated, determined to be of equivalent quality by the Subadvisor. The lower the ratings of such securities, the greater their risks render them like equity securities. Moody's considers bonds it rates Baa to have speculative elements as well as investment grade characteristics. The Funds may invest in securities which are rated D by S&P or, if unrated, are of equivalent quality. Securities rated D may be in default with respect to payment of principal or interest.

         Investors should be willing to accept the risk associated with investment in high yield/high risk securities. Investment in high yield/high risk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield/high risk bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may under certain circumstances be less liquid than higher rated debt instruments.

         Analysis of the creditworthiness of issuers of high yield/high risk bonds may be more complex than for issuers of higher quality debt securities, and the ability of the Fund to achieve its investment objective may, to the extent of its investment in high yield/high risk bonds, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds.

         High yield/high risk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield/high risk bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield/high risk bonds defaults, the Fund may incur additional expenses to seek recovery. In the case of high yield/high risk bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes and, therefore, tend to be more volatile than securities which pay interest periodically and in cash.

         The secondary market on which high yield/high risk bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield/high risk bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Fund's shares. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield/high risk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield/high risk bonds, especially in a thinly traded market.

         Legislation designed to limit the use of high yield/high risk bonds in corporate transactions may have a material adverse effect on the International Bond Fund's net asset value and investment practices. In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts which have accrued each year are required to be distributed to shareholders and, such amounts will be taxable to shareholders. Therefore, the Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund's assets and may thereby increase its expense ratios and decrease its rate of return.

         The use of credit ratings as the sole method for evaluating high yield/high risk bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield/high risk bonds. Also, credit rating agencies may fail to change credit ratings on a timely basis to reflect subsequent events.

ZERO COUPON BONDS

         Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from the face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Cash to pay dividends representing unpaid, accrued interest may be obtained from sales proceeds of portfolio securities and Fund shares and from loan proceeds. Because interest on zero coupon obligations is not paid to the Fund on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.

        SPECIAL CONSIDERATIONS FOR EAFE INDEX FUND, INDEXED EQUITY FUND,
                    ASSET MANAGER FUND AND INDEXED BOND FUND

         Standard & Poor's(R), "S&P" 500(R), "S&P(R)", "Standard & Poor's 500", "500", "S&P MidCap 400 Index" and "S&P SmallCap 600 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Monitor Capital. S&P does not sponsor, endorse, sell or promote the Indexed Equity Fund or the Asset Manager Fund or represent the advisability of investing in the Funds.

         The Indexed Equity Fund and the Asset Manager Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Funds, or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P 500 Index, the S&P MidCap 400 Index or the S&P SmallCap 600 Index to track general stock market performance. S&P's only relationship to Monitor is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, the S&P MidCap 400 Index or the S&P SmallCap 600 Index which are determined, composed and calculated by S&P without regard to Monitor or the Funds. S&P has no obligation to take the needs of Monitor or the owners of the Funds into consideration in determining, composing or calculating the S&P 500 Index, the S&P MidCap 400 Index or the S&P SmallCap 600 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.

         S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index, S&P MidCap 400 Index, S&P SmallCap 600 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Monitor, owners of the Funds, or any other person or entity from the use of the S&P Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index, S&P MidCap 400 Index, S&P SmallCap 600 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

         The inclusion of a security in the MSCI EAFE Index, the S&P 500 Index or the BIG Index in no way implies an opinion by the index sponsors, Morgan Stanley, Standard & Poor's or Salomon Smith Barney, as to the attractiveness of that security as an investment. The MainStay Institutional Funds that are managed as index funds (EAFE Index Fund, Indexed Equity Fund and Indexed Bond
Fund) are not sponsored by or affiliated with the sponsors of their respective indexes.

         The Indexed Equity Fund and, in part, the Asset Manager Fund are managed to parallel the S&P 500 Index. Because of the market-value weighting, as of January 31, 2000, the 10 largest companies account for approximately 25% of the Index. As of that date, the six largest weightings in the S&P 500 Index as a percentage of net assets accounted for 18.66% of the Index.

         The Asset Manager Fund also invests in common stocks selected to replicate the S&P MidCap 400 Index, the S&P SmallCap 600 Index and the Morgan Stanley REIT Index.

         The S&P MidCap 400 Index consists of 400 domestic common stocks chosen for market size, liquidity, and industry group representation. The S&P MidCap 400 Index is an unmanaged market-value weighted index in which each stock's weight is proportionate to its market value. As of February 29, 2000, the range of market capitalization of companies within the S&P MidCap 400 Index was $106 million to $51.3 billion.

         The S&P SmallCap 600 Index consists of 600 domestic common stocks chosen for market size, liquidity, and industry group representation (bid-asked spread, ownership, share turnover and number of no trade days). The S&P SmallCap 600 Index is an unmanaged market-value weighted index in which each stock's weight is proportionate to its market value. As of February 29, 2000, the range of market capitalization of companies in the S&P SmallCap 600 Index was $33 million to $7.8 billion.

         The Morgan Stanley REIT Index is a capitalization-weighted index of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance. The Morgan Stanley REIT Index is calculated by Morgan Stanley and Co., Inc. and reflects reinvestment of all applicable dividends, capital gains and interest.

                      FUNDAMENTAL INVESTMENT RESTRICTIONS

         The Funds' investment restrictions set forth below are fundamental policies of each Fund; i.e., they may not be changed with respect to a Fund without a majority vote of the outstanding shares of that Fund, as defined in the 1940 Act. Except for those investment policies of a Fund specifically identified as fundamental in the Prospectus and this Statement of Additional Information, and the Funds objectives as described in the Prospectus, all other investment policies and practices described may be changed by the Board of Directors without the approval of shareholders.

         Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectus, apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation.

         EACH FUND MAY NOT:

         (1) invest in a security if, as a result of such investment, 25% or more of its total assets would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto) and at such time that the 1940 Act is amended to permit a registered investment company to elect to be "periodically industry concentrated," (i.e., a fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its assets in a particular industry) the Funds elect to be so classified and the foregoing limitation shall no longer apply with respect to the Funds;

         (2) invest in a security if, with respect to 75% of its total assets, more than 5% of its total assets would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (this restriction is not applicable to the International Bond Fund);

         (3) invest in a security if, with respect to 75% of its assets, it would hold more than 10% of the outstanding voting securities of any one issuer, except that this restriction does not apply to U.S. government securities (this restriction is not applicable to the International Bond Fund);

         (4) borrow money or issue senior securities, except that a Fund may
(i) borrow from banks or enter into reverse repurchase agreements, but only if immediately after each borrowing there is asset coverage of 300%, and (ii) issue senior securities to the extent permitted under the 1940 Act;

         (5) lend any funds or other assets, except that a Fund may, consistent with its investment objectives and policies: (i) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities in accordance with applicable guidelines established by the Securities and Exchange Commission and any guidelines established by the Company's Directors;

         (6) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

         (7) purchase or sell commodities or commodities contracts, except that, subject to restrictions described in the Prospectus and in this Statement of Additional Information, (i) a Fund may enter into futures contracts on securities, currencies or on indexes of such securities or currencies, or any other financial instruments and options on such futures contracts; (ii) a Fund may enter into spot or forward foreign currency contracts and foreign currency options; or

         (8) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the Federal securities laws.

                    NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

         In addition to the Company's fundamental investment restrictions, the Directors of the Company have voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Funds. These represent intentions of the Directors based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Directors without requiring prior notice to or approval of shareholders.

         Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation.

               UNDER THESE RESTRICTIONS, A FUND MAY NOT:

         (1) (except for the International Bond Fund and International Equity
Fund) purchase puts, calls, straddles, spreads and any combination thereof if, as a result, the value of its aggregate investment in such classes of securities would exceed 5% of its total assets;

         (2) purchase securities that may not be sold without first being registered under the Securities Act of 1933, as amended ("restricted securities") other than Rule 144A securities and Section 4(2) commercial paper determined to be liquid pursuant to guidelines adopted by the Company's Board of Directors; enter into repurchase agreements having a duration of more than seven days; purchase loan participation interests that are not subject to puts; purchase instruments lacking readily available market quotations ("illiquid instruments"); or purchase or sell over-the-counter options, if as a result of the purchase or sale, the Fund's aggregate holdings of restricted securities, repurchase agreements having a duration of more than seven days, loan participation interests that are not subject to puts, illiquid instruments, and over-the-counter options purchased by the Fund and the assets used as cover for over-the-counter options written by the Fund exceed 10% of the Fund's net assets (15% of net assets in the case of the International Bond Fund and International Equity Fund);

         (3) invest in other companies for the purpose of exercising control;

         (4) purchase the securities of other investment companies, except to the extent permitted by the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization;

         (5) a Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute the purchase of securities on margin;

         (6) a Fund may not sell securities short, except for covered short sales or unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures and forward contracts are deemed not to constitute short sales of securities.

         The Directors have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Directors have delegated the function of making day-to-day determinations of liquidity to the Subadvisors, pursuant to guidelines approved by the Directors.

         Each Subadvisor takes into account a number of factors in determining whether a Rule 144A security being considered for purchase by a Fund is liquid, including at least the following:

         (i) the frequency and size of trades and quotes for the Rule 144A security relative to the size of the Fund's holding;

         (ii) the number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers;

         (iii) dealer undertaking to make a market in the 144A security; and

         (iv) the nature of the 144A security and the nature of the market for the 144A security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

To make the determination that an issue of 4(2) commercial paper is liquid, a Subadvisor must conclude that the following conditions have been met:

         (a) the 4(2) commercial paper is not traded flat or in default as to principal or interest;

         (b) the 4(2) commercial paper is rated:

         (i) in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs"); or

         (ii) if only one NRSRO rates the security, the 4(2) commercial paper is rated in one of the two highest rating categories by that NRSRO; or

         (iii) if the security is unrated, the Subadvisor has determined that the security is of equivalent quality based on factors commonly used by rating agencies; and

         (c) there is a viable trading market for the specific security, taking into account all relevant factors (e.g., whether the security is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in the security, the size of trades relative to the size of the Fund's holding or whether the 4(2) commercial paper is administered by a direct issuer pursuant to a direct placement program).

                             DIRECTORS AND OFFICERS

         The Board of Directors oversees the Funds, the Manager and the Subadvisors. Information pertaining to the Directors and Officers of the Company is set forth below. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.


                                                  PRINCIPAL
        NAME,                   POSITION(s) WITH  OCCUPATION(s) DURING
        ADDRESS AND AGE         THE COMPANY       PAST 5 YEARS
        Stephen C. Roussin*, 36     Director and   President and Chief Operating Officer, New York Life Asset
        51 Madison Avenue           Chairman       Management Operating Company LLC, 1999 to present;
        New York, NY                               President, Chief Executive Officer and Trustee, The
        10010                                      MainStay Funds, 1997-present; Senior Vice President,
                                                   New York Life Insurance Company, 1997 to present;
                                                   Director, New York Life Trust Company,
                                                   1997 to present; Director, New York Life Benefit
                                                   Services LLC, 1997 to present; Director, NYLIFE
                                                   Securities, Inc., 1997 to present; Director, MainStay
                                                   Shareholder Services LLC, 1997 to present; Director,
                                                   Eagle Strategies Corp., 1997 to present; Director,
                                                   President and Chief Executive Officer, MainStay
                                                   Management LLC, 1997 to present; Senior Vice President,
                                                   Smith Barney, 1994 to 1997; and Division Sales Manager,
                                                   Prudential Securities, 1989 to 1994.

        Patrick G. Boyle*, 46       Director       Senior Vice President, New York Life Asset Management
        51 Madison Avenue                          Operating Company LLC, 1999 to present; Senior Vice
        New York, NY                               President, Pension Department, New York
        10010                                      Life Insurance Company, 1991 to present; Vice
                                                   President, Pension Department, New York Life
                                                   Insurance Company, 1988-1991; Pension Vice President,
                                                   Pension Department, New York Life Insurance Company,
                                                   1986-1988; Assistant Vice President, Pension
                                                   Department, New York Life Insurance Company,
                                                   1985-1986; Director, NYLIFE Distributors, Inc., 1993
                                                   to 1996; Chairman, Monitor Capital Advisors LLC,
                                                   1996 to 1998, and Director, 1991 to present;
                                                   Director, New York Life Benefit Services LLC, 1994
                                                   to present; Director, New York Life International
                                                   Investment Inc., 1995 to present; Director, New York
                                                   Life Trust Company, 1995 to present; Director, NYL
                                                   Capital Management Limited, 1994 to present; Member,
                                                   American Council of Life Insurance Pension Committee,
                                                   1992 to 1998; Director, MBL Life Assurance Co., Inc.,
                                                   1997 to present.

        Lawrence Glacken, 72        Director       Retired, 1987 to present; Vice President, Investment
        353 Canterbury Drive                       Banking, The First Boston Corporation, 1964-1987.
        Ramsey, NJ 07446

        Robert P. Mulhearn, 52      Director       Private Investor, 1987 to
        60 Twin Brooks Road                        present; Managing Director,

                                                  PRINCIPAL
        NAME,                   POSITION(s) WITH  OCCUPATION(s) DURING
        ADDRESS AND AGE         THE COMPANY       PAST 5 YEARS
        Saddle River, NJ 07458                    Morgan Stanley, 1979-1987.

        Susan B. Kerley, 48        Director       President, Global Research Associates, 1990 to
        P.O. 9572                                 present; Manager, Special Investments, Rockefeller &
        New Haven, CT 06535                       Co., 1988-1990; Director of Research, Rogers, Casey
                                                  and Barksdale, 1983-1988; Director, Citifunds, 1991
                                                  to present.

        Linda M. Livornese, 48     President      Vice President, Pension Department, New York Life
        51 Madison Avenue                         Insurance Company, 1990 to present; Pension Vice
        New York, NY 10010                        President, Pension Department, New York Life
                                                  Insurance Company, 1988-1990; Assistant Vice
                                                  President, Pension Department, New York Life
                                                  Insurance Company, 1986-1988; Vice President, NYLIFE
                                                  Distributors Inc., 1993 to present; Vice President,
                                                  NYLIFE Securities Inc., 1992 to present.

        Marc J. Brookman, 36     Executive        Vice President, New York Life Insurance Company, 1998
        51 Madison Avenue        Vice President   to present; Senior Vice President-Product
        New York, NY 10010                        Development, MainStay Institutional Funds, Inc. and
                                                  Retirement Plans, 1998 to present; National Sales
                                                  Director, Vice President, United Asset Management
                                                  Retirement Plan Services, 1996 to 1998; Regional
                                                  Sales Manager, Vice President, Oppenheimer Capital
                                                  Quest for Value, 1991 to 1995.

        Jefferson C. Boyce, 42   Senior Vice      Senior Vice President, New York Life Insurance
        51 Madison Avenue        President        Company, 1994 to present; Senior Vice President, The
        New York, NY 10010                        MainStay Funds, 1995 to present; Director, Monitor
                                                  Capital Advisors LLC, 1991 to present and Senior
                                                  Vice President, 1996 to present; Director, MSC
                                                  Holding, Inc., 1992 to present and Secretary, 1994 to
                                                  present; Director, Eagle Strategies Corp., 1993 to
                                                  present; Director, NYLIFE Equity, Inc., 1993 to
                                                  present; President and Chief Executive Officer,
                                                  NYLIFE Distributors, Inc., 1996 to present and
                                                  Director, 1993 to present; Director, NYLIFE LLC,
                                                  1993 to present; Director, NYLIFE Structured Asset
                                                  Management Company Ltd., 1993 to present; Director,
                                                  CNP Realty Investments, Inc., 1994 to present;
                                                  Director, New York Life Benefit Services, LLC, 1994
                                                  to present; Director, NYLIFE Depositary Corporation,
                                                  present; Director, NYLIFE SFD Holding Inc. (formerly
                                                  NAFCO, Inc.), 1994 to present; Director, President
                                                  and Chief Executive Officer, NYLIFE Securities Inc.,
                                                  1996 to present; Chairman and Director, MainStay
                                                  Shareholder Services LLC., 1997 to present; Chief
                                                  Administrative Officer, Pension, Mutual Funds,
                                                  Structured Finance, Corporate Quality, Human
                                                  Resources and Employees' Health Departments, New York

                                                   PRINCIPAL
        NAME,                   POSITION(s) WITH   OCCUPATION(s) DURING
        ADDRESS AND AGE         THE COMPANY        PAST 5 YEARS
                                                   Life Insurance Company, 1992 to 1994; Vice President,
                                                   Pension Department, New York Life Insurance Company,
                                                   1989 to 1992.

        Richard W. Zuccaro, 50   Tax Vice          Vice President, New York Life Insurance Company, 1995
        51 Madison Avenue        President         to present; Vice President -- Tax, New York Life
        New York, NY 10010                         Insurance Company, 1986 to 1995; Tax Vice President,
                                                   NYLIFE Securities Inc., 1987 to present; Tax Vice
                                                   President, NYLIFE SFD Holding Inc., 1990 to present;
                                                   Tax Vice President, NYLIFE Depositary Inc., 1990 to
                                                   present; Tax Vice President, NYLIFE LLC, 1990 to
                                                   present; Tax Vice President, NYLIFE Insurance Company
                                                   of Arizona, 1990 to present; Tax Vice President,
                                                   NYLIFE Realty Inc., 1991 to present; Tax Vice
                                                   President, NYLICO Inc., 1991 to present; Tax Vice
                                                   President, New York Life Fund Inc., 1991 to present;
                                                   Tax Vice President, New York Life International
                                                   Investment, Inc., 1991 to present; Tax Vice President
                                                   NYLIFE Funding Inc., 1991 to present; Tax Vice
                                                   President, NYLCO, 1991 to present; Tax Vice
                                                   President, NYLIFE Equity Inc., 1991 to present; Tax
                                                   Vice President, MainStay VP Series Fund, Inc., 1991
                                                   to present; Tax Vice President, CNP Realty
                                                   Investments, Inc., 1991 to present; Tax Vice
                                                   President, New York Life Worldwide Holding, Inc.,
                                                   1992 to present; Tax Vice President, NYLIFE
                                                   Structured Asset Management Company Ltd., 1992 to
                                                   present; Tax Vice President, The MainStay Funds, 1991
                                                   to present; Tax Vice President, Eagle Strategies
                                                   Corp. (registered investment adviser),
                                                   1993 to present; Tax Vice President, NYLIFE
                                                   Distributors Inc., 1993 to present; Vice President &
                                                   Assistant Controller, New York Life Insurance and
                                                   Annuity Corp., 1995 to present, and Assistant
                                                   Controller, 1991 to 1995; Vice President, NYLCare
                                                   Health Plans, Inc., 1995 to present; Vice President -
                                                   Tax, New York Life and Health Insurance Co., 1996 to
                                                   present; Tax Vice President, New York Life Trust
                                                   Company, 1996 to present; Tax Vice President, Monitor
                                                   Capital Advisors LLC, 1996 to present; Tax Vice
                                                   President, NYLINK Insurance Agency Incorporated, 1996
                                                   to present; Tax Vice President, MainStay Shareholder
                                                   Services LLC, 1997 to present.

        John Flanagan, 53      Treasurer           Vice President and Treasurer, New York Life
        51 Madison Avenue      (Principal          Asset Management Operating Company LLC, 1999
        New York, NY 10010     Financial and       to present; Vice President, New York Life
                               Accounting          Insurance Company, 1999 to present; Vice
                               Officer)            President and Chief Financial Officer, The
                                                   MainStay Funds, 1999 to present; Director,
                                                   Vice President and Chief Financial Officer,
                                                   MainStay Management LLC,

                                                   PRINCIPAL
        NAME,                   POSITION(s) WITH   OCCUPATION(s) DURING
        ADDRESS AND AGE         THE COMPANY        PAST 5 YEARS
                                                   1999 to present; Director, Vice President and
                                                   Chief Financial Officer, MainStay Shareholder
                                                   Services LLC, 1999 to present; Senior Vice
                                                   President and Chief Financial Officer, NYLIFE
                                                   Distributors, Inc., 1999 to present;
                                                   Treasurer, Strong Funds and Senior Vice
                                                   President, Strong Capital Management, Inc.,
                                                   1997 to 1998; Partner, predecessor to
                                                   PricewaterhouseCoopers LLP, 1994 to 1997.

        Joseph McBrien, 51     Secretary           Vice President and Secretary, New York Life
        51 Madison Avenue                          Asset Management Operating Company LLC, 1999
        New York, NY  10010                        to present; Vice President and Associate
                                                   General Counsel, New York Life Insurance
                                                   Company, 1999 to present; Secretary, MainStay
                                                   VP Series Fund, Inc., 1999 to present;
                                                   Secretary, The MainStay Funds, 1999 to
                                                   present; Secretary, MainStay Management LLC,
                                                   1999 to present; Secretary, MainStay
                                                   Shareholder Services LLC, 1999 to present;
                                                   Secretary, Monitor Capital Advisors LLC, 1999
                                                   to present; Vice President and Counsel, State
                                                   Street Bank and Trust Company, 1997 to 1999;
                                                   Principal, McBrien Consulting, 1996 to 1997;
                                                   Senior Vice President and General Counsel,
                                                   Lieber & Company, 1986 to 1996; Senior Vice
                                                   President and General Counsel, Evergreen
                                                   Asset Management Corp., 1986 to 1996.


* Messrs. Boyle and Roussin are Directors who are "interested persons" of the Company as that term is defined in the 1940 Act.

         As indicated in the above table, certain Directors and Officers also hold positions with the Manager, Monitor, MacKay Shields LLC, New York Life Asset Management Operating Company LLC, New York Life Insurance Company ("New York Life"), NYLIFE Securities, Inc. and/or NYLIFE Distributors, Inc.

         The Independent Directors of the Company receive from the Company an annual retainer of $24,000 and a fee of $1,000 for each Board of Directors meeting and for each Board committee meeting attended and are reimbursed for all out-of-pocket expenses related to attendance at such meetings. Directors who are affiliated with New York Life Insurance Company do not receive compensation from the Company.

         For the fiscal period ended October 31, 1999, the Directors received the following compensation from the Company and from certain other investment companies (as indicated) that have the same investment advisers as the Company or an investment adviser that is an affiliated person of one of the Company's investment advisers:

                                                      TOTAL COMPENSATION
                                                      FROM REGISTRANT AND
                             AGGREGATE COMPENSATION   FUND COMPLEX PAID
        NAME AND POSITION    FROM COMPANY                  DIRECTORS
        Lawrence Glacken             $24,000                $24,000
        Director

        Robert P. Mulhearn           $23,000                $23,000
        Director

        Susan B. Kerley              $23,000                $23,000
        Director

         As of January 31, 2000, the Directors and Officers of the Company as a group owned less than 1% of the outstanding shares of any Class of each of the Funds.

  THE MANAGER, THE SUBADVISORS AND THE DISTRIBUTOR

MANAGEMENT AGREEMENT

         Pursuant to the Management Agreement for the Funds dated November 21, 1997, MainStay Management LLC (the "Manager"), subject to the supervision of the Directors of the Company and in conformity with the stated policies of the Funds, administers the Funds' business affairs and investment advisory responsibilities. MainStay Management LLC is a direct subsidiary of NYLIFE LLC, which is a direct subsidiary of New York Life Insurance Company.

         The Directors, including the Independent Directors, approved the Management Agreement at an in-person meeting held on September 9, 1997. On November 17, 1997, the shareholders of each of the Funds approved the Management Agreement. The Management Agreement will remain in effect for two years following its effective date, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Directors or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case by a majority of the Directors who are not "interested persons" of the Company or the Manager (as the term is defined in the 1940 Act). The Directors, including the Independent Directors, approved an amendment to the Management Agreement at an in-person meeting held on September 7, 1999 to reflect the conversion of MainStay Management from a corporation to a limited liability company under the laws of the State of Delaware.

         The Manager has authorized any of its directors, officers and employees who have been elected or appointed as Directors of the Company to serve in the capacities in which they have been elected or appointed.

         The Management Agreement provides that the Manager shall not be liable to a Fund for any error or judgment by the Manager or for any loss sustained by a Fund except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

         In connection with its administration of the business affairs of each of the Funds, and except as indicated in the Prospectus under the heading "Know With Whom You're Investing," the Manager bears the following expenses:

         (a) the salaries and expenses of all personnel of the Company and the Manager, except the fees and expenses of the Directors not affiliated with the Manager or a Subadvisor;

         (b) the fees to be paid to the Subadvisors pursuant to the Sub-Advisory Agreements; and

         (c) all expenses incurred by the Manager in connection with administering the ordinary course of the Funds' business, other than those assumed by the Company.

         For its services, each Fund pays the Manager a monthly fee. (See the Prospectus, "Know With Whom You're Investing".)

         Commencing November 21, 1997 through December 31, 1997, for the fiscal year ended December 31, 1998 and for the ten months ended October 31, 1999, the amount of the management fee paid by each Fund to the Manager was as follows:


                                                          NOVEMBER 21, 1997
                                                               THROUGH                  YEAR ENDED              TEN MONTHS ENDED
                                                          DECEMBER 31, 1997          DECEMBER 31, 1998          OCTOBER 31, 1999
                                                          -----------------          -----------------          ----------------
                   Asset Manager Fund                        $  305,965                $  3,114,621              $  2,927,643

                   EAFE Index                                    57,337                     562,217                   561,256

                   Growth Equity Fund                           670,493                   6,963,032                 7,314,578

                   Indexed Equity Fund                          541,630                   6,263,846                 6,695,784

                   International Equity Fund                    108,499                   1,104,413                 1,013,499

                   Value Equity Fund                            941,883                   7,963,179                 5,585,920

                   Bond Fund                                    155,008                   1,373,917                 1,156,712

                   Indexed Bond Fund                             68,007                     744,747                   662,306

                   International Bond Fund                       43,865                     440,402                   393,177

                   Money Market Fund                            142,675                   1,386,536                 1,470,982

                   Short-Term Bond Fund                          32,585                     260,453                   264,919





         As of November 21, 1997, the Manager limited certain Funds' expenses. In connection with the voluntary expense limitations, the Manager assumed the following expenses for the period November 21, 1997 through December 31, 1997, for the fiscal year ended December 31, 1998, and for the ten months ended October 31, 1999:


                                                            NOVEMBER 21, 1997
                                                                 THROUGH                YEAR ENDED                TEN MONTHS ENDED
                                                            DECEMBER 31, 1997        DECEMBER 31, 1998            OCTOBER 31, 1999
                                                            -----------------        -----------------            ----------------
                   EAFE Index Fund                             $  42,915             $       257,925            $      223,379

                   Indexed Equity Fund                           290,257 *                 3,269,934 *               3,292,206 *

                   International Equity Fund                      13,689                      36,690                    ---

                   Bond Fund                                      18,927                     192,482                   159,149

                   Indexed Bond Fund                              19,676                     222,581                   164,813

                   International Bond Fund                        14,104                      70,444                    57,982

                   Money Market Fund                              37,695                     383,039                   343,743

                   Short-Term Bond Fund                           14,826                     127,949                   109,252



* For the ten months ended October 31, 1999, Manager assumed $2,622,628 and Monitor, the Funds Sub-Advisor, assumed $669,578. For the year ended December 31, 1998, Manager assumed $2,643,549 and Monitor assumed $626,385. For the period November 21, 1997 through December 31, 1997, Manager assumed $236,104, Monitor assumed $54,163.

         As long as expense limitations continue, they may lower the Funds' expenses and increase their respective yields. The voluntary expense limitations of the other Funds may be terminated or revised at any time, at which time the Funds' expenses may increase and their respective yields may be reduced, depending on the total assets of each of the Funds.

SUB-ADVISORY AGREEMENTS

         Pursuant to the Sub-Advisory Agreements between the Manager and each of the Subadvisors, and subject to the supervision of the Directors of the Company and the Manager in conformity with the stated policies of each of the Funds and the Company, the Subadvisors manage the Funds' portfolios, including the purchase, retention, disposition and loan of securities. As compensation for service, the Manager, not the Funds, pays the Funds' Subadvisors a monthly fee calculated on the basis of each Fund's average daily net assets at the following annual rates:


                                     PERCENTAGE OF AVERAGE
                   FUND                DAILY NET ASSETS
                   ----                ----------------
        Asset Manager Fund                   0.15%
        EAFE Index Fund                      0.15%
        Growth Equity Fund                   0.25%
        Index Equity Fund                    0.10%
        International Equity Fund            0.35%
        Value Equity Fund                    0.25%
        Bond Fund                            0.20%
        Indexed Bond Fund                    0.10%
        International Bond Fund              0.30%
        Money Market Fund                    0.10%
        Short-Term Bond Fund                 0.15%

         The Directors, including the Independent Directors, approved the Sub-Advisory Agreements at an in-person meeting held September 9, 1997. On November 17, 1997, the shareholders of each of the Funds approved the Sub-Advisory Agreements with MacKay Shields, Monitor and New York Life. The Sub-Advisory Agreements will remain in effect for two years following their effective date, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Directors or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case by a majority of the Directors who are not "interested persons" of the Company, the Manager, or any Subadvisor (as the term is defined in the 1940 Act). Effective April 1, 2000, NYLAMOC replaced New York Life as Subadvisor to the Money Market Fund pursuant to a substitution agreement by and among the Manager, NYLAMOC and New York Life. The Directors, including the Independent Directors, approved amendments to the Sub-Advisory Agreements at an in-person meeting held on September 7, 1999 to reflect the conversion of MainStay Management, MacKay Shields and Monitor from corporations to limited liability companies under the laws of the State of Delaware.

         The Subadvisors have authorized any of their directors, officers and employees who have been elected or appointed as Directors or officers of the Company to serve in the capacities in which they have been elected or appointed. In connection with the services they render, the Subadvisors bear the salaries and expenses of all of their personnel.

         The Sub-Advisory Agreements provide that the Subadvisors shall not be liable to a Fund for any error of judgment by a Subadvisor or for any loss sustained by a Fund except in the case of the Subadvisor's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Sub-Advisory Agreements also provide that they shall terminate automatically if assigned and that they may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

         For the 10 months ended October 31, 1999, the fiscal year ended December 31, 1998 and for the period from November 21, 1997 to December 31, 1997, the amount of the sub-advisory fee paid by the Manager to New York Life, MacKay Shields or Monitor was as follows:


                                                         TEN MONTHS ENDED           YEAR ENDED                11/21/97 THROUGH
                              FUND                       OCTOBER 31, 1999            12/31/98                         12/31/97
                              ----                       ----------------            --------                         --------
                     Asset Manager Fund                     $  675,610             $  718,759                       $  70,607

                     EAFE Index Fund                            88,619                 88,771                           9,053

                     Growth Equity Fund                      2,151,346               2,047,951                        197,204

                     Indexed Equity Fund*                    1,339,157*              1,252,770*                       108,326*

                     International Equity Fund                 417,323                 454,158                         44,677

                     Value Equity Fund                       1,642,918               2,342,112                        277,024

                     Bond Fund                                 308,456                 366,373                         41,336

                     Indexed Bond Fund                         132,461                 148,950                         13,601

                     International Bond Fund                   147,441                 165,151                         16,450

                     Money Market Fund                         294,196                 277,307                         28,535

                     Short-Term Bond Fund                       66,230                  65,113                          8,146


         *For the ten months ended October 31, 1999, the fiscal year ended December 31, 1998 and the period ended December 31, 1997, the Subadvisor for the Indexed Equity Fund waived or reimbursed fees in the amounts of $669,578, $626,385 and $54,163, respectively.

          In previous years, prior to a change in management structure, each Fund paid an advisory fee directly to New York Life, MacKay Shields or Monitor. For the period January 1, 1997 through November 20, 1997, the amount of the advisory fee paid by each Fund to New York Life, MacKay Shields or Monitor was as follows:

         FUND
                                        1/1/97 THROUGH 11/20/97
         Asset Manager Fund                   $  508,530
         EAFE Index Fund                         118,622
         Growth Equity Fund                    1,414,379
         Index Equity Fund                       719,601
         International Equity Fund               406,316
         Value Equity Fund                     2,008,307
         Bond Fund                               316,678
         Indexed Bond Fund                       105,411
         International Bond Fund                 136,941
         Money Market Fund                       181,674
         Short-Term Bond Fund                     69,125

SUB-ADMINISTRATION AGREEMENT

         Prior to April 1, 2000 the Manager had delegated certain of its administrative responsibilities to New York Life pursuant to a Sub-Administration Agreement between the Manager and New York Life. Under the Sub-Administration Agreement, among other things, New York Life responded to shareholder inquiries and prepared shareholder reports. For these services, the Manager paid a percentage of its management fee to New York Life, calculated on the basis of each Fund's average daily net assets at the annual rates set forth below. For the year ended December 31, 1998, the Manager paid New York Life $1,109,299, and $383,039 was waived or reimbursed. For the ten months ended October 31, 1999, the Manager paid New York Life $1,176,785, and $343,743 was waived or reimbursed. The Directors, including the Independent Directors, approved amendments to the Sub-Administration Agreement at an in-person meeting held on September 7, 1999 to reflect the conversion of MainStay Management from a corporation to a limited liability company under the laws of the State of Delaware.

         FUND                              PERCENTAGE OF AVERAGE
                                             DAILY NET ASSETS*
         Asset Manager                             0.40%
         Bond Fund                                 0.45%
         EAFE Index Fund                           0.70%
         Growth Equity Fund                        0.50%
         Indexed Bond Fund                         0.30%
         Indexed Equity Fund                       0.30%
         International Bond Fund                   0.40%
         International Equity Fund                 0.40%
         Money Market Fund                         0.30%
         Short-Term Bond Fund                      0.35%
         Value Equity                              0.50%

* Expense reimbursement due to voluntary expense limitations will be borne by the Sub-Administrator (in the case of Indexed Equity, together with the Manager).

         In previous years, prior to a change in management structure, each Fund paid an administrative fee directly to New York Life as administrator. After the restructuring, and until April 1, 2000 , the Manager paid the sub-administration fee to New York Life. For the period January 1, 1999 through October 31, 1999, the fiscal year ended December 31, 1998 and the period from November 21, 1997 through December 31, 1997, the amount of the administration fee paid and waived and/or reimbursed for each Fund was as follows:

                                    1/1/99 THROUGH 10/31/99           YEAR ENDED 12/31/98              1/1/97 THROUGH 11/20/97
                                    -----------------------           -------------------              -----------------------
                                                  ADMINISTRATION                    ADMINISTRATION                  ADMINISTRATION
                                                    FEE WAIVED                        FEE WAIVED                      FEE WAIVED
                                 ADMINISTRATION       AND/OR       ADMINISTRATION       AND/OR       ADMINISTRATION     AND/OR
                FUND                 FEE PAID       REIMBURSED       FEE PAID         REIMBURSED        FEE PAID      REIMBURSED
                                     --------       ----------       --------         ----------        --------      ----------
     Asset Manager Fund      $    2,252,033    $    N/A (1)     $   2,395,862    $    N/A (1)      $    235,357   $    N/A (1)
     ------------------
     EAFE Index Fund                472,637      36,690               473,446     257,925                48,284     42,915
     ---------------
     Growth Equity Fund           5,163,231         N/A (1)         5,621,068         N/A (1)           473,289        N/A (1)
     ------------------
     Indexed Equity Fund          5,356,627   3,292,206 (2)         5,011,077   3,269,934 (3)           433,304    236,104
     -------------------
     International Equity Fund      596,176         N/A (1)           649,656      36,690                63,822     13,689
     -------------------------
     Value Equity Fund            3,943,002         N/A (1)         5,621,068         N/A (1)           664,859        N/A (1)
     -----------------
     Bond Fund                      848,255     159,149             1,007,539     192,482               113,673     18,967
     ---------
     Indexed Bond Fund              529,845     164,813               595,798     222,581                54,405     19,676
     -----------------
     International Bond Fund        245,735      57,982               275,251      70,444                27,415     14,104
     -----------------------
     Money Market Fund            1,176,788     343,743             1,109,229     383,039               114,140     37,696
     -----------------
     Short-Term Bond Fund           198,689     109,252               195,341     127,949                24,439     14,826
     --------------------

1        Fund had no expense limitation during period.

2        New York Life assumed $2,622,628.

3        New York Life assumed $2,643,549.

         Under the previous structure, for the period January 1, 1997 through November 20, 1997, the fee paid and waived and/or reimbursed was as follows:



                                                    1/1/97 THROUGH 11/20/97
                                                    -----------------------
                                                                        ADMINISTRATION
                                                                          FEE WAIVED
                                              ADMINISTRATION                AND/OR
                   FUND                          FEE PAID                 REIMBURSED
                   ----                          --------                 ----------
       Asset Manager Fund                   $   1,695,098                    $   N/A  (1)
       ------------------                       ---------                        ---
       EAFE Index Fund                            632,652                    229,592
       ---------------                            -------                     ------
       Growth Equity Fund                       3,394,512                        N/A  (1)
       ------------------                       ---------                        ---
       Indexed Equity Fund                      2,878,403                  1,878,195  (2)
       -------------------                      ---------                  ---------
       International Equity Fund                  580,451                     35,792
       -------------------------                  -------                     ------
       Value Equity Fund                        4,819,937                        N/A  (1)
       -----------------                        ---------                        ---
       Bond Fund                                  870,864                    154,845
       ---------                                  -------                    -------
       Indexed Bond Fund                          421,641                    161,693
       -----------------                          -------                    -------
       International Bond Fund                    228,235                     60,073
       -----------------------                    -------                     ------
       Money Market Fund                          726,696                    194,751
       -----------------                          -------                    -------
       Short-Term Bond Fund                       207,375                     96,101
       --------------------                       -------                     ------

1        Fund had no expense limitation during period.

2        New York Life assumed $1,518,395, Monitor assumed $359,800.

DISTRIBUTION AGREEMENT

         NYLIFE Distributors, Inc. serves as the Company's distributor and principal underwriter (the "Distributor") pursuant to a Distribution Agreement, dated January 1, 1994. Prior to that time, NYLIFE Securities Inc. ("NYLIFE Securities"), an affiliated company, had acted as principal underwriter. NYLIFE Securities sells shares of the Funds pursuant to a dealer agreement with the Distributor. The Distributor is not obligated to sell any specific amount of the Company's shares, and receives no compensation from the Company pursuant to the Distribution Agreement.

         The Company anticipates making a continuous offering of its shares, although it reserves the right to suspend or terminate such offering at any time. The Distribution Agreement was most recently approved by the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Company or the Distributor, nor have any direct or indirect financial interest in the operation of the distribution plan or in any related agreement (the "Independent Directors") at a meeting held on March 2, 1999.

         The Distribution Agreement is subject to annual approval by the Board of Directors. The Distribution Agreement is terminable with respect to a Fund at any time, without payment of a penalty, by vote of a majority of the Company's Directors who are not "interested persons" (as defined in the 1940
Act) of the Company, upon 60 days' written notice to the Distributor, by vote of a majority of the outstanding voting securities of that Fund, upon 60 days' written notice to the Distributor, or by the Distributor, upon 60 days' written notice to the Company. The Distribution Agreement will terminate in the event of its assignment.

SERVICE FEES

         The Company has adopted a Shareholder Services Plan with respect to the Institutional Service Class of each Fund. Under the terms of the Plan, the Company is permitted to pay, out of the Institutional Service Class assets of each Fund, a fee in the amount of 0.25% on an annual basis of the average daily net assets attributable to that class, to the Manager, its affiliates or independent third party service providers, for providing services in connection with the administration of plans or programs that use Fund shares as their funding medium.

         Under the terms of the Shareholder Services Plan, each Fund may pay to service agents "service fees" as that term is defined in the rules of the National Association of Securities Dealers for services provided to shareholders of the Institutional Service Class of the Fund. These fees are for personal services, including assistance in establishing and maintaining shareholder accounts and assisting shareholders that have questions or other needs relating to their accounts.

         The Plan provides that it may not be amended to materially increase the costs which holders of Institutional Service Class of a Fund may bear under the Plan without the approval of a majority of both (i) the Directors of the Company and (ii) those Directors who are not "interested persons" of the Company (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on such amendments, and by a majority of the outstanding voting securities as defined in the 1940 Act for the Institutional Service Class of the Fund.

         The Plan provides that it may not take effect until approved by vote of a majority of both (i) the Directors of the Company and (ii) the Independent Directors. The Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Directors and the Independent Directors. The Plan was last approved by the Directors, including the Independent Directors, at a meeting held March 2, 1999. The Plan was originally approved by the Directors, including the Independent Directors, at a meeting held on September 13, 1994 and amended at a meeting held on March 4, 1997.

         The Plan provides that the Manager shall provide to the Directors, and the Board shall review at least quarterly, a written report of the amounts expended in connection with the performance of service activities, and the purposes for which such expenditures were made.

                           PURCHASES AND REDEMPTIONS

         Purchases and redemptions are discussed in the Prospectus under the heading "Shareholder Guide," and that information is incorporated herein by reference.

         Certain clients of the Company's Subadvisors may purchase shares of a Fund with liquid assets with a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on a bona fide domestic or foreign exchange and which would be eligible for purchase by the Fund (consistent with such Fund's investment policies and restrictions). These transactions will be effected only if the Fund's Subadvisor intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of the purchase. The Fund reserves the right to amend or terminate this practice at any time.

         The Company determines the net asset value per share of each Fund on each day the New York Stock Exchange is open for trading.

         The Company reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or that Exchange is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of one or more of the Funds not reasonably practicable.

         For shares of a Fund redeemed within any 90-day period, each Fund reserves the right to pay the shareholder a maximum of $250,000 in cash, or cash equal to 1% of the Fund's net assets, whichever is less. To protect the remaining shareholders in the Fund, anything redeemed above this amount may not be paid in cash, but could be paid entirely, or in part, in the same kinds of securities held by the Fund. These securities would be valued at the same value that was assigned to them in calculating the net asset value of the shares redeemed. Even though it is highly unlikely that shares would ever actually be redeemed in kind, shareholders would probably have to pay transaction costs to sell the securities distributed to you, should such a distribution occur.

         Certain of the Funds have entered into a committed line of credit with The Bank of New York, as agent, and various other lenders, from whom a Fund may borrow up to 5% of its net assets in order to honor redemptions. The credit facility is expected to be utilized in periods when the Funds experience unusually large redemption requests.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities (i.e., municipal bonds and other debt securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the-counter securities also may be effected on an agency basis when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         In effecting purchases and sales of portfolio securities for the account of a Fund, the Fund's Subadvisor will seek the best execution of the Fund's orders. The Subadvisor attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund and its other clients on the basis of the broker-dealers' professional capability, the value and quality of their brokerage services and the level of their brokerage commissions. Consistent with the foregoing primary considerations, the Conduct Rules of the NASD and such other policies as the Directors may determine, the Subadvisors may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.

         NYLIFE Securities (the "Affiliated Broker") may act as broker for the Funds. In order for the Affiliated Broker to effect any portfolio transactions for the Funds on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Funds will not deal with the Affiliated Broker in any portfolio transaction in which the Affiliated Broker acts as principal.

         Under each Sub-Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), a Subadvisor may cause a Fund to pay a broker-dealer (except the Affiliated Broker) which provides brokerage and research services to the Subadvisor an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Subadvisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Subadvisor's overall responsibilities to the Company or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

         Although commissions paid on every transaction will, in the judgment of the Subadvisors, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers (except the Affiliated Broker) who were selected to execute transactions on behalf of the Company and the Subadvisors' other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

         Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Subadvisors for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Trust, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to a Subadvisor. Research provided by brokers is used for the benefit of all of the Subadvisors' clients and not solely or necessarily for the benefit of the Company. The Subadvisors' investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Subadvisors as a consideration in the selection of brokers to execute portfolio transactions.

         In certain instances there may be securities which are suitable for a fund's portfolio as well as for that of another Fund or one or more of the other clients of the Subadvisors. Investment decisions for a Fund and for the Subadvisors' other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Company believes that over time its ability to participate in volume transactions will produce better executions for the Funds.

         The Sub-Advisory fee that the Manager pays on behalf of each Fund to the Subadvisors will not be reduced as a consequence of the Subadvisors' receipt of brokerage and research services. To the extent a Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to the Subadvisors in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Subadvisors in carrying out their obligations to the Funds.

         For the ten months ended October 31, 1999 and the years ended December 31, 1998, and 1997, each of the following Funds paid brokerage commissions as follows:



                                        TOTAL BROKERAGE COMMISSIONS PAID                 TOTAL BROKERAGE COMMISSIONS
                                                                                         PAID TO AFFILIATED PERSONS
                                      TEN MONTHS       YEAR           YEAR          TEN MONTHS      YEAR          YEAR
                                        ENDED          ENDED          ENDED           ENDED         ENDED         ENDED
                                      10/31/99       12/31/98        12/31/97        10/31/99      12/31/98      12/31/97
       Asset Manager Fund..........  $   10,104     $  161,159       $ 22,593        0(0%)(1)      0(0%)(1)      0(0%)(1)
       EAFE Index Fund.............      56,634         72,602         20,593        0(0%)(1)      0(0%)(1)      0(0%)(1)
       Growth Equity Fund..........     491,121        423,326        461,682        0(0%)(1)      0(0%)(1)      0(0%)(1)
       Indexed Equity Fund.........     171,747        302,291        120,427        0(0%)(1)      0(0%)(1)      0(0%)(1)
       International Equity Fund...     325,822        230,372        407,665        0(0%)(1)      0(0%)(1)      0(0%)(1)
       Value Equity Fund...........   1,556,063      1,976,646      1,651,353        0(0%)(1)      0(0%)(1)      0(0%)(1)
       Short-Term Bond Fund........         N/A            N/A            250        0(0%)(1)      0(0%)(1)      0(0%)(1)

                                                                TOTAL AMOUNT OF TRANSACTION
                                                                  WHERE COMMISSIONS PAID

                                         TEN MONTHS           YEAR                 YEAR
                                           ENDED              ENDED                ENDED
                                         10/31/99           12/31/98              12/31/97
    Asset Manager Fund...........   $    10,528,527      $  176,370,188        $   19,581,960(0%)(2)
    EAFE Index Fund..............        32,365,794          28,623,991             6,116,892(0%)(2)
    Growth Equity Fund...........       440,538,560         349,425,106           329,107,159(0%)(2)
    Indexed Equity Fund..........       207,061,153         315,577,968           114,953,870(0%)(2)
    International Equity Fund....        95,050,660          84,406,014           103,442,741(0%)(N/A)
    Value Equity Fund............       810,608,991       1,275,820,583         1,082,875,352(0%)(2)
    Short-Term Bond Fund.........               N/A                 N/A             3,202,719(0%)(2)

                                             TOTAL BROKERAGE
                                             COMMISSIONS PAID

                                        TEN MONTHS        YEAR            YEAR
                                          ENDED           ENDED           ENDED
                                         10/31/99        12/31/98       12/31/97
    Asset Manager Fund...........       $      N/A      $      N/A     $      N/A
    EAFE Index Fund..............              N/A             N/A            N/A
    Growth Equity Fund...........          785,891         423,326        461,682
    Indexed Equity Fund..........              N/A             N/A            N/A
    International Equity Fund....          346,449         230,372        407,665
    Value Equity Fund............        2,023,439       1,976,646      1,651,353
    Short-Term Bond Fund.........              N/A             N/A            250


(1)      Percent of total commissions paid.
(2) Percent of total transactions involving the payment of commissions effected through affiliated persons.

         The Bond Fund, Indexed Bond Fund, International Bond Fund and Money Market Fund paid no brokerage commissions during the ten months ended October 31, 1999 and the years ended December 31, 1998 and 1997.

         As of October 31, 1999, the following Funds held securities in issuers with whose broker-dealer subsidiaries or affiliates the Funds regularly conduct business:


                           Fund                        Broker-Dealer                            Market Value
                   Indexed Equity Fund        Bear Stearns Cos., Inc. (The)                   $ 750,754 (2)
                                              Lehman Brothers Holdings Inc.                   1,324,017 (2)
                                              Merrill Lynch & Co., Inc.                       4,354,709 (2)
                                              Schwab (Charles) Corp. (The)                    4,797,723 (2)
                   Asset manager Fund         Bear Stearns Cos., Inc. (The)                      73,784 (2)
                                              Lehman Brothers Holdings Inc.                     130,722 (2)
                                              Merrill Lynch & Co., Inc.                         429,709 (2)
                                              Paine Webber Group Inc.                            88,101 (2)
                                              Schwab (Charles) Corp. (The)                      470,754 (2)
                   Growth Equity Fund         Merrill Lynch & Co., Inc.                       5,099,717 (1)
                   Value Equity Fund          American Express Credit Corp.                   7,914,554 (1)
                                              Merrill Lynch & Co., Inc.                       7,991,721 (1)
                   Bond Fund                  American Express Credit Corp.                   6,977,509 (1)
                                              Salomon Smith Barney Inc.                       5,042,037 (1)
                                              Donaldson, Lufkin & Jenrette                    2,122,800 (3)
                                              Lehman Brothers Holdings, Inc.                    460,642 (3)
                                              Salomon Smith Barney Inc.                         679,119 (3)
                   Indexed Bond Fund          American Express Credit Corp.                   1,990,000 (3)
                                              Morgan Stanley, Dean Witter & Co.                 933,750 (3)
                   Money Market Fund          Goldman, Sachs Group Inc. (The)                 9,762,800 (1)
                                              Merrill Lynch & Co., Inc.                      15,000,000 (1)
                                              Morgan (J.P.) & Co. Inc.                       17,786,944 (1)
                                              Morgan Stanley, Dean Witter & Co.               4,004,751 (1)
                                              Salomon Smith Barney Inc.                       5,000,000 (1)
                                              Morgan Stanley, Dean Witter & Co.               2,509,157 (3)

(1)      Represents investment in commercial papers.

(2)      Represents investment in common stock.

(3)      Represents investment in corporate bonds.

         A Fund's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less.

         The turnover rate for a Fund will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions or other transactional expenses which must be borne, directly or indirectly, by the Fund and, ultimately, by the Fund's shareholders. High portfolio turnover may result in increased brokerage commissions and in the realization of a substantial increase in net short-term capital gains by the Fund which, when distributed to non-tax-exempt shareholders, will be treated as dividends (ordinary income).

                                NET ASSET VALUE

         The Company determines the net asset value per share of each class of each Fund on each day the New York Stock Exchange is open for trading. Net asset value per share is calculated as of the close of the first session of the New York Stock Exchange (currently 4:00 p.m., New York City time) for each class of shares of each Fund (except the Money Market Fund, which is determined at noon), by dividing the current market value (amortized cost, in the case of the Money Market Fund) of the total assets attributable to a class, less liabilities attributable to that class, by the total number of outstanding shares of that class.

         Portfolio securities of the Money Market Fund are valued at their amortized cost, which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any premium paid or discount received. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods, the yield to an investor in a Fund may differ somewhat than that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.

         Portfolio securities of each of the other Funds are valued (a) by appraising common and preferred stocks which are traded on the New York Stock Exchange at the last sale price of the first session on that day or, if no sale occurs, at the mean between the closing bid price and asked price; (b) by appraising other common and preferred stocks as nearly as possible in the manner described in clause (a) if traded on any other exchange, including the National Association of Securities Dealers National Market System and foreign securities exchanges; (c) by appraising over-the-counter common and preferred stocks quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the closing bid price supplied through such system; (d) by appraising over-the-counter common and preferred stocks not quoted on the NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a pricing agent selected by a Fund's Subadvisor if the prices are deemed by the Subadvisors to be representative of market values at the close of the first session of the New York Stock Exchange; (e) by appraising debt securities at prices supplied by a pricing agent or, determined using pricing procedures approved by the Board of Directors, which prices reflect broker-dealer-supplied valuations or electronic data processing techniques and/or matrix pricing if those prices are deemed by a Fund's Subadvisor to be representative of market values at the close of the first session of the New York Stock Exchange; (f) by appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded, and (g) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system, securities [not] listed or traded on foreign exchanges whose operations are similar to the U.S. over-the-counter market and debt securities for which prices are supplied by a pricing agent but are not deemed by a Fund's Subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotation is available, at fair value in accordance with procedures approved by and determined in good faith by the Directors, although the actual calculations may be done by others. Money Market instruments held by the Funds with a remaining maturity of 60 days or less are valued by the amortized cost method unless such method does not represent fair value. Forward foreign currency exchange contracts held by the funds are valued at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.

         Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on the business day as of which such value is being determined on the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values, using the W.M. Company exchange rates that have been adopted as the standard for exchange rate valuations by major indices. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Directors. For financial accounting purposes, the Company recognizes dividend income and other distributions on the ex-dividend date, except certain dividends from foreign securities are recognized as soon as the Company is informed on or after the ex-dividend date.

         Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European or Far Eastern securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Funds' net asset values are not calculated. Such calculation of net asset value does not take place contemporaneously with the determination of the prices of the portfolio securities used in such calculation.

         Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange generally will not be reflected in the Fund's calculation of net asset values. However, a Subadvisor, in consultation with the Manager, may, in its judgment, determine that an adjustment to a Fund's net asset value should be made because intervening events have caused the Fund's net asset value to be materially inaccurate.

         The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such

Fund and with a share of the general liabilities of the Company. Expenses with respect to any two or more Funds will be allocated in proportion to the net asset values of the respective funds except where allocation of direct expenses can otherwise be fairly made in the judgment of the Manager.

                                TAX INFORMATION

         While it is anticipated that many shareholders of the Funds will be tax-exempt institutions, the following discussion may be of general interest to these shareholders as well as for those shareholders of the Funds who do not have tax-exempt status. Although the discussion below refers in certain instances to distributions and other transactions as being taxable to a shareholder, tax-exempt shareholders will, of course, not be taxed to the extent provided by applicable tax exemptions. The discussion herein relating to taxes is presented for general informational purposes only. Since the tax laws are complex and tax results can vary depending upon specific circumstances, investors should consult tax advisers regarding investment in a Fund.

         Each Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Fund so qualifies and elects, it generally will not be subject to Federal income tax on its investment company taxable income (which includes, among other items, dividends, interest, and the excess, if any, of net short-term capital gains over net long-term capital losses) and its net capital gains (net long-term capital gains in excess of net short-term capital losses) that it distributes to its shareholders.

         Each Fund intends to distribute, at least annually, to its shareholders substantially all of its investment company taxable income and its net capital gains. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

         To qualify for treatment as a regulated investment company, a Fund generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in securities or foreign currencies; (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses; and (c) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income. If a Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as ordinary income (except to the extent a shareholder is exempt from tax).

         The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are not directly related to a Fund's principal business of investing in securities (or options and futures with respect to securities) may be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, a Fund must distribute for the calendar year an amount equal to the sum of (1) at least 98% of its ordinary taxable income (excluding any capital gains or losses) for the calendar year,
(2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary taxable income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such a distribution will be includable in the gross income of shareholders in the calendar year in which it is declared, rather than the calendar year in which it is received. To prevent application of the excise tax, the Funds intend to make distributions in accordance with the calendar year distribution requirement.

         If a portion of a Fund's net investment income is derived from dividends from domestic corporations, then a portion of such distributions may be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of a Fund are treated as debt-financed under the Code and is generally eliminated unless such shares are deemed to have been held for more than 45 days. The 45-day holding period must occur during the 90-day period beginning 45 days before the date on which the shares become ex-dividend. In the case of dividends on certain preferred stock, the holding period requirement is 90 days during a 180-day period. In addition, the entire dividend (including the deducted portion) is includable in the corporate shareholder's alternative minimum taxable income. Finally, if such dividends are large enough to constitute "extraordinary dividends" under Section 1059 of the Code and the applicable holding period requirements are not met, the shareholder's basis in its shares could be reduced by all or a portion of the amount of the dividends that qualifies for the dividends-received deduction.

         A Fund's deduction for interest expense may be restricted where the Fund invests in obligations the interest on which is exempt in whole or in part from Federal income tax.

         Distributions of investment company taxable income generally are characterized as ordinary income. If a Fund's income consists in whole or in part of dividends paid by U.S. corporations, a portion of the dividends paid by a Fund may be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of a Fund or the underlying company paying dividends to a Fund are treated as debt-financed under the Code and is eliminated if applicable holding period requirements are not met. In addition, dividends (including the deducted portion) are includable in the corporate shareholder's alternative minimum taxable income. A portion of the dividends paid by the Growth Equity Fund, Indexed Equity Fund, Asset Manager Fund, and Value Equity Fund, may qualify for the dividends-received deduction available to corporations. The dividends paid by the other Funds are not expected to so qualify. The alternative minimum tax and environmental tax applicable to corporations may reduce the value of the dividends-received deduction.

         Distributions of a Fund's net capital gains, if any, designated by a Fund as capital gain dividends, will generally be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held the Fund's shares. Net capital gains from assets held for one year or less will be taxed as ordinary income. Capital gain distributions will not be eligible for the dividends-received deduction. All distributions are includable in the gross income of a shareholder whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

         A Fund's distributions with respect to a given taxable year may exceed its current and accumulated earnings and profits available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for Federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Distributions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares.

         Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless generally be taxable to them.

         Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending generally upon his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of shares of a Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of a Fund on the reinvestment date.

         Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that a Fund must distribute in order to qualify for treatment as a regulated investment company and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund generally would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as return of capital to shareholders for Federal income tax purposes, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares.

         Foreign investing involves the possibility of confiscatory taxation, foreign taxation of income earned in the foreign nation (including withholding taxes on interest and dividends) or other foreign taxes imposed with respect to investments in the foreign nation.

         Income received by a Fund from sources within a foreign country may be subject to withholding and other income or similar taxes imposed by that country. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to the Funds' current investment policies and practices, only the EAFE Index Fund and the International Equity Fund are expected to invest in foreign securities sufficient in amount to be eligible to permit this election to be made. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income and similar taxes paid by a Fund, and will be entitled either to claim a deduction (as an itemized deduction) for his pro rata share of such foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income taxes, subject to limitations. Foreign taxes may not be deducted by a shareholder that is an individual in computing the alternative minimum tax. Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion of the dividend which represents income derived from sources within each such country.

         Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of a Fund's income flows through to its shareholders. With respect to the Funds, gains from the sale of securities generally will be treated as derived from U.S. sources and section 988 gains generally will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including foreign source passive income received from a Fund. In addition, the foreign tax credit may offset only 90% of the alternative minimum tax imposed on corporations and individuals. If a Fund is not eligible to make the election described above, the foreign income and similar taxes it pays generally will reduce investment company taxable income and distributions by a Fund will be treated as United States source income.

         The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

         A Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). Pursuant to the Funds' current investment policies and practices, the EAFE Index Fund, International Bond Fund, International Equity Fund, Asset Manager Fund and Indexed Bond Fund are expected to invest in shares of foreign corporations. In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

         A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, a Fund may elect to mark to market its PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

         Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

         A Fund may invest in municipal bonds or obligations issued or guaranteed by a state, the interest on which may be exempt from Federal income tax. It is expected that shareholders will be subject to tax on dividends distributed by a Fund that are derived from tax-exempt interest income.

         Some of the debt securities that may be acquired by a Fund may be treated as debt securities that are originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Funds, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

         Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of any debt security acquired after April 30, 1993 or any taxable debt security acquired prior to May 1, 1993 having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

         If a Fund holds zero coupons bonds in its portfolio it will recognize income currently for Federal tax purposes in the amount of the unpaid, accrued interest (determined under tax rules) and generally will be required to distribute dividends representing such income to shareholders currently, even through funds representing such income have not been received by the Fund.

         Certain of the options, futures contracts, and forward contracts in which the Funds may invest may be "section 1256 contracts." With certain exceptions, gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss generally is treated as 60/40 gain or loss. These contracts also may be marked-to-market at other times during the year under rules prescribed pursuant to the Code.

         The transactions undertaken by the Funds involving options, futures and forward contracts may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of transactions involving options, futures and forward contracts are not entirely clear. These transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

         The Funds may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such transactions.

         Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Funds eligible to enter into swap agreements intend to account for such transactions in a manner deemed to be appropriate, the Internal Revenue Service ("IRS") might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. It is possible that developments in the swap market and the laws relating to swaps, including potential government regulation, could have tax consequences. The Funds intend to monitor developments in this area.

         Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures, forward contracts, and swaps.

         Recently enacted rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property (for example, a short sale against the box), the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code.

         Each Fund is required to report to the IRS all distributions except in the case of certain exempt shareholders. All such distribution and redemption proceeds generally are subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number, (2) the IRS notifies the Fund or shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

         The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

                            PERFORMANCE INFORMATION

         The Company may, from time to time, include the yield and effective yield of its Money Market Fund, the yield of the other Funds or Classes, and the total return of all Funds or Classes in advertisements, sales literature, or reports to shareholders or prospective investors. Due to the deduction of the shareholder service fee, performance of the Institutional Service Class of each Fund will be lower than the performance of the Institutional Class of the Fund.

         Each of the Funds began offering Institutional Service Class shares on January 1, 1995. Thus, the performance figures for Institutional Service Class shares prior to that date have been calculated based on the historical performance of the Funds' Institutional Class shares from inception through December 31, 1994, except for the International Equity and International Bond Funds, which began offering both classes of shares on January 1, 1995. Performance data for the International Bond Fund and the International Equity Fund includes the historical performance of each Fund's predecessor separate account from its inception up to December 31, 1994.

         Current yield for the Money Market Fund will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular seven-day period, less a pro rata share of Fund expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Money Market Fund assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

            EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)(365/7)] - 1

         The current and effective seven-day average yields as of October 31, 1999 for the Money Market Fund were 5.15% and 5.28%, respectively, for the Institutional Class, and were 4.90% and 5.02%, respectively, for the Institutional Service Class. Had certain expenses not been assumed by the Manager, these yields would have been 5.07% and 5.20%, respectively, for the Institutional Class, and 4.82% and 4.94%, respectively, for the Institutional Service Class.

         Quotations of yield for the other Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                    2[(a - b + 1)(6) - 1]
                           cd

where a   =     dividends and interest earned during the period,
      b   =     expenses accrued for the period (net of
                reimbursements),
      c   =     the average daily number of shares outstanding during
                the period that were entitled to receive dividends,and
      d   =     the maximum offering price per share on the last day
                of the period.

         For the 30-day period ended October 31, 1999, the yield for the Short-Term Bond Fund was 4.02% for the Institutional Class, and was 3.77% for the Institutional Service Class.

         Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or Class over certain periods that will include a period of one year (or, if less, up to the life of the Fund), calculated pursuant to the following formula: P(1 + T)(n) = ERV (where P = a hypothetical initial payment of $1,000, T = the total return for the period, n = the number of periods, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of Fund or Class expenses on an annual basis, reflect fee waivers or reimbursements in effect for each period and assume that all dividends and distributions are reinvested when paid.

         The average annual total return of the following Funds for the one-year and five-year periods ended October 31, 1999 and the period from inception to October 31, 1999 were as follows:



                                                                                                FIVE YEARS       AVERAGE ANNUAL
                                                                               YEAR ENDED          ENDED          TOTAL RETURN
                                           FUND                                 10/31/99         10/31/99        SINCE INCEPTION
                   EAFE Index Fund
                      Institutional Class (1)...........................         22.68%             8.25%              8.62%
                      Institutional Service Class(2).                            22.38%             7.98%              8.46%

                   Growth Equity Fund
                      Institutional Class (1)...........................         32.29%            25.65%             22.72%
                      Institutional Service Class(2).                            32.01%            25.33%             22.56%

                   Indexed Equity Fund
                      Institutional Class (1)...........................         25.63%            25.68%             19.76%
                      Institutional Service Class(2).                            25.32%            25.40%             19.61%

                   International Equity Fund*
                      Institutional Class (3)...........................         22.57%            11.14%             11.56%
                      Institutional Service Class(3).                            22.31%            10.77%             11.30%

                   Asset Manager Fund (formerly MultiAsset Fund)
                      Institutional Class (1)...........................         12.13%            18.89%             14.29%
                      Institutional Service Class(2).                            11.73%            18.62%             14.14%

                   Value Equity Fund
                      Institutional Class (1)...........................          6.39%            13.16%             15.94%
                      Institutional Service Class(2).                             6.12%            12.92%             15.79%

                   Bond Fund
                      Institutional Class (1)...........................          1.05%             7.00%              6.86%
                      Institutional Service Class(2).                             1.27%             6.73%              6.71%

                   Indexed Bond Fund
                      Institutional Class (1)...........................          0.78%             7.17%              7.07%
                      Institutional Service Class(2).                             0.93%             6.97%              6.95%

                   International Bond Fund*
                      Institutional Class (3)...........................          3.46%             7.81%              8.59%
                      Institutional Service Class(3).                             3.69%             7.57%              8.47%

                   Short-Term Bond Fund
                      Institutional Class (1)...........................          2.51%             5.85%              5.91%
                      Institutional Service Class(2).                             2.23%             5.59%              5.77%


(1)      The inception date of these Institutional Class shares is 1/2/91.

(2) Performance figures for the Institutional Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Funds' inception (1/2/91) up to 12/31/94.

(3) The inception date of the International Equity Fund and International Bond Fund shares is 1/1/95.

* Performance figures include the historical performance of the Separate Accounts for the period prior to commencement of operations of the International Bond Fund and the International Equity Fund on January 1, 1995. MacKay Shields LLC, the current Subadvisor to both the International Bond Fund and the International Equity Fund, served as investment adviser to both corresponding Separate Accounts, and the objectives, policies, restrictions, guidelines and management styles of the Separate Accounts were materially equivalent to those of their corresponding Funds. Performance figures for the period prior to January 1, 1995, have been calculated by measuring the change in value of a unit in the Separate Account from the time period indicated to January 1, 1995 using the expense structure of each Separate Account, which generally was higher than the expense structure of its corresponding Fund. Neither Separate Account was registered under the 1940 Act and therefore was not subject to certain investment restrictions imposed under the 1940 Act. If the Separate Accounts had been registered under the 1940 Act, their performance may have been adversely affected. The International Equity Fund's predecessor Separate Account commenced operations on July 31, 1992; the International Bond Fund's predecessor Separate Account commenced operations on January 31, 1990.

         In addition, advertising for a Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time, advertising materials for a Fund may refer to or discuss current or past business, political, economic or financial conditions, including events as they relate to those conditions, such as any U.S. monetary or fiscal policies and the current rate of inflation. In addition, from time to time, advertising materials for a Fund may include information concerning retirement and investing for retirement and may refer to the approximate number of then-current Fund shareholders, shareholder accounts and Fund assets.

         From time to time, advertising and sales literature for a Fund may discuss the investment philosophy, personnel and assets under management of the Fund's Manager and Subadvisor, and other pertinent facts relating to the management of the Fund by the Subadvisor.

         From time to time any of the Funds may publish an indication of its past performance as measured by independent sources such as Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Spot Market Prices, Barron's, Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Money, Morningstar, Personal Investor, Sylvia Porter's Personal Finance, and The Wall Street Journal.

         In addition, performance information for a Fund may be compared, in advertisements, sales literature, and reports to shareholders, to: (i) unmanaged indexes, such as the Standard & Poor's 500 Composite Stock Price Index, the BIG Index, the Morgan Stanley Capital International indexes, the Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, the Merrill Lynch 1 to 3 Year Treasury Index, the Salomon Smith Barney World Government Benchmark Bond Index, the Salomon Smith Barney non-U.S. Dollar World Government Bond Index, the Legman Brothers Municipal Bond Index and the Legman Brothers Government Corporate Index; (ii) other groups of mutual funds tracked by Morningstar Inc. or Lipper Inc., widely used independent research firms which rank mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) and other measures of the performance of the economy to assess the real rate of return from an investment in the Funds. Advertisements for a Fund may also include general information about the performance of unmanaged indexes with investment parameters similar to the Fund's. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

         From time to time, advertisements for the Funds may include general information about the services and products offered by the Funds, The MainStay Funds and New York Life Insurance Company and its subsidiaries. For example, such advertisements may include statistical information about those entities including, but not limited to, the number of current shareholder accounts, the amount of assets under management, sales information, the distribution channels through which the entities' products are available, marketing efforts and statements about this information by the entities' officers, directors and employees.

                               OTHER INFORMATION

CAPITALIZATION

         The Funds are separate portfolios of the Company, an open-end management investment company, incorporated under the laws of Maryland on September 21, 1990. The Company was formerly known as New York Life Institutional Funds Inc. On January 3, 1995 the name of the Company was changed to its present form. In addition to the Institutional Class and the Institutional Service Class, the Money Market Fund offers another class of shares, the Sweep Shares. The Board of Directors may establish additional portfolios (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional portfolios will not alter the rights of the Company's shareholders. When issued, shares are fully paid, non-assessable, redeemable, and freely transferable.

EFFECTIVE MATURITY

         Certain Funds may use an effective maturity for determining the maturity of their portfolio. Effective maturity means the average expected repayment date of the portfolio taking into account prospective calls, puts and mortgage prepayments, in addition to the maturity dates of the securities in the portfolio.

SHARE OWNERSHIP OF THE FUNDS

         The following table sets forth the information concerning beneficial and record ownership as of January 31, 2000, of the Funds' shares by each person who beneficially or of record owned more than 5% of the voting securities of any Fund:

                                                                                                                  PERCENTAGE OF
                                                                                                                   OUTSTANDING
      NAME AND ADDRESS OF SHAREHOLDER                                FUND                   SHARES OWNED              SHARES
 FRANK G AND FRIEDA K BROTZ                                      Indexed Bond                 926,479                  6.7%
FAMILY FOUNDATION INC
C/O JEFFREY T MOHR
PO BOX 551
SHEBOYGAN WI  53082-0551

  MACKAY SHIELDS LLC                                           Short Term Bond                198,105                  5.7%
9 W 57TH ST FL 33
NEW YORK NY  10019-2701

MERRILL LYNCH TRUST CO                                          Indexed Equity               6,515,024                14.3%
TTEE FBO CHRYSLER 401(K) PLAN
C/O PHILIP B KOLB
265 DAVIDSON AVE
SOMERSET NJ  08873-4120

NEW YORK LIFE INS CO EMPLOYEES                                       Bond                    1,406,522                 7.2%
HEALTH AND LIFE BENEFIT TRUST
C/O GEORGE J TRAPP
51 MADISON AVENUE
NEW YORK NY  10010-1603

NEW YORK LIFE TRUST COMPANY                                    Short Term Bond                 43,586                 37.4%
C/O WILLIAM ZALESKI                                                  Bond                     200,551                 64.7%
51 MADISON AVE RM #117A                                          Indexed Bond                 186,921                 58.6%
NEW YORK NY  10010-1603                                         Asset Manager                1,506,491                74.0%
                                                                 Value Equity                 200,280                 39.6%
                                                                Growth Equity                 370,439                 54.7%
                                                                Indexed Equity                754,142                 42.7%
                                                                     EAFE                      21,514                 46.6%

PLASTICS ENGINEERING CO                                              EAFE                     880,884                 14.1%
C/O JEFFREY T MOHR
PO BOX 758
SHEBOYGAN WI  53082-0758

                                                                                                                  PERCENTAGE OF
                                                                                                                   OUTSTANDING
      NAME AND ADDRESS OF SHAREHOLDER                                FUND                   SHARES OWNED              SHARES
PRIORITY SYSTEMS INC                                         International Equity              5,315                  12.3%
C/O ANDREW ORONS
PO BOX 4240
HARRISBURG PA  17111-0240

TRUSTEES OF THE VOGEL                                          Short Term Bond                317,401                  9.2%
EMPLOYEES PENSION TRUST
C/O HAROLD PALS TRUSTEE
1110 ALBANY PLACE SOUTH
ORANGE CITY IA  51041-0380

 NEW YORK LIFE  PROGRESS-SHARING                               Short Term Bond                586,006                 17.0%
C/O LYNNE M COHN                                                Asset Manager                3,888,078                10.5%
51 MADISON AVE RM 513                                           Growth Equity                10,418,221               33.0%
NEW YORK NY  10010-1603                                         Indexed Equity               3,054,222                 6.7%

ASGHAR SHAIGANY, M.D.                                            Money Market                 204,473                 11.7%
5632 ANNAPOLIS RD STE 12
BLADENSBURG MD  20710-2213

CHARLES SCHWAB & CO   INC                                            EAFE                     474,102                  7.6%
SPL CSTDY A/C FOR BNFT CUST
C/O STEVEN SEARS
ATTN MUTUAL FUNDS - 101 MONTGOMERY
SAN FRANCISCO CA  94104

CNA TRUST CUST                                                 Short Term Bond                214,710                  6.2%
FBO EFCO CORP 401K & PSP
1800 NE BROADWAY AVE
DES MOINES IA  50313-2644

DEBORAH A LANDON                                               Short Term Bond                 20,744                 17.8%
5 OLD ENGLISH RD
SLINGERLANDS NY  12159-3634

DESCO FEDERAL CREDIT UNION                                       Money Market                  91,622                  5.3%
C/O RICHARD POWELL  CEO
PO BOX 1546
PORTSMOUTH OH  45662-1546

FISERV SECURITIES, INC                                               Bond                      29,862                  9.6%
FAO 40154887
ATTN: MUTUAL FUNDS
ONE COMMERCE SQUARE

                                                                                                                  PERCENTAGE OF
                                                                                                                   OUTSTANDING
      NAME AND ADDRESS OF SHAREHOLDER                                FUND                   SHARES OWNED              SHARES
2005 MARKET STREET  SUITE 1200
PHILADELPHIA PA  19103-7084

FISERV SECURITIES, INC                                           Indexed Bond                  16,077                  5.0%
FAO 40050012
ATTN: MUTUAL FUNDS
ONE COMMERCE SQUARE
2005 MARKET STREET  SUITE 1200
PHILADELPHIA PA  19103-7084

FISERV SECURITIES, INC                                        International Bond                838                    6.7%
FAO 40035615
ATTN: MUTUAL FUNDS
ONE COMMERCE SQUARE
2005 MARKET STREET  SUITE 1200
PHILADELPHIA PA  19103-7084

FISERV SECURITIES, INC                                        International Bond               1,094                   8.7%
FAO 40162203
ATTN: MUTUAL FUNDS
ONE COMMERCE SQUARE
2005 MARKET STREET  SUITE 1200
PHILADELPHIA PA  19103-7084

FISERV SECURITIES, INC                                        International Bond               1,120                   8.9%
FAO 40023882
ATTN: MUTUAL FUNDS
ONE COMMERCE SQUARE
2005 MARKET STREET  SUITE 1200
PHILADELPHIA PA  19103-7084

FISERV SECURITIES, INC                                        International Bond               2,042                  16.3%
FAO 40021562
ATTN: MUTUAL FUNDS
ONE COMMERCE SQUARE
2005 MARKET STREET  SUITE 1200
PHILADELPHIA PA  19103-7084

FISERV SECURITIES, INC                                        International Bond               3,334                  26.6%
FAO 40044144                                                 International Equity              3,406                   7.9%
ATTN: MUTUAL FUNDS
ONE COMMERCE SQUARE
2005 MARKET STREET  SUITE 1200
PHILADELPHIA PA  19103-7084

                                                                                                                  PERCENTAGE OF
                                                                                                                   OUTSTANDING
      NAME AND ADDRESS OF SHAREHOLDER                                FUND                   SHARES OWNED              SHARES
FISERV SECURITIES, INC                                       International Equity              2,177                   5.1%
FAO 40059423
ATTN: MUTUAL FUNDS
2005 MARKET STREET  SUITE 1200
PHILADELPHIA PA  19103-7084

JAMES TUCKER                                                 International Equity              3,021                   7.0%
NANCY D MILLER-TUCKER TEN ENT
1121 S. GLENSTONE AVE
SPRINGFIELD, MO 65804 - 0313

JANET CAREY TTEE                                               Short Term Bond                 14,386                 12.4%
FBO ZACHARY LAKE LANDON
U/W OF HERBERT D LANDON  DECEASED
RR 3 BOX 290-4
DALLAS PA  18612-9452

JOAN F THOMPSON                                                Short Term Bond                 7,227                   6.2%
BRUCE  BARRY AND BRIAN THOMPSON TOD
11129  72ND AVE NO
MAPLE GROVE MN  55369-7655

METHODIST HOME ENDOWMENT FUND                                International Equity             816,297                  6.2%
C/O JOSEPH BAILEY
1111 HERRING AVE
WACO TX  76708-3696

MILLERS LP GAS INC                                               Money Market                 300,130                 17.2%
10122 SMITH CALHOUN RD
PLAIN CITY OH  43064-8960

NEW YORK LIFE                                                        Bond                    2,640,788                13.6%
SEPARATE ACCOUNTS
C/O CAROL MEYER
PO BOX 422
PARSIPPANY NJ  07054-0422

NEW YORK LIFE INS CO AGENTS                                          Bond                    1,338,321                 6.9%
HEALTH AND LIFE BENEFIT TRUST
C/O GEORGE J TRAPP
51 MADISON AVENUE
NEW YORK NY  10010-1603

NEW YORK LIFE INSURANCE COMPANY                                 Asset Manager                11,896,456               32.1%

                                                                                                                  PERCENTAGE OF
                                                                                                                   OUTSTANDING
      NAME AND ADDRESS OF SHAREHOLDER                                FUND                   SHARES OWNED              SHARES
C/O RICHARD SCHWARTZ                                            Indexed Equity               4,366,344                 9.6%
260 CHERRY HILL ROAD                                                 EAFE                    1,444,229                23.0%
PARSIPPANY NJ  07054-1187

NEW YORK LIFE TRUST COMPANY                                      Money Market               138,992,343               62.2%
CLIENT ACCOUNTS                                                Short Term Bond                202,854                  5.9%
C/O WILLIAM ZALESKI                                                  Bond                    1,332,633                 6.8%
51 MADISON AVE RM #117A                                          Indexed Bond                3,165,345                22.7%
NEW YORK NY  10010-1603                                         Asset Manager                10,060,281               27.2%
                                                                 Value Equity                6,772,565                11.8%
                                                                Growth Equity                5,676,747                18.0%
                                                                Indexed Equity               11,097,604               24.3%

NEW YORK LIFE TRUST COMPANY                                   International Bond                767                    6.1%
CUST FOR THE IRA OF
GEORGE S O'NEILL
116 MARK DRIVE
MORRISVILLE PA  19067-4810

NEW YORK LIFE TRUST COMPANY                                  International Equity              2,998                   7.0%
CUST FOR THE IRA OF
GENE R FEYEN
2556 BIRCHCREST SE
GRAND RAPIDS MI  49506-5419

NEW YORK LIFE TRUST COMPANY                                  International Equity              3,276                   7.6%
CUST FOR THE IRA ROLLOVER OF
EDWARD G MURPHY
585 S GREEN BAY RD
LAKE FOREST IL  60045-3071

NEW YORK LIFE TRUST COMPANY                                      Money Market                  91,206                  5.2%
CUST FOR THE ROLLOVER IRA OF
WILLIAM G WINCH
11 ARROWHEAD TRAIL
TIJERAS NM  87059-7606

NEW YORK LIFE TRUST COMPANY                                      Money Market                  98,666                  5.7%
CUST FOR THE ROLLOVER IRA OF
KENNETH LANDAU
13521 HAYNES ST
VAN NUYS CA  91401-1714

NEW YORK LIFE TRUST COMPANY                                      Money Market                 152,923                  8.8%
CUST FOR THE ROLLOVER IRA OF

                                                                                                                  PERCENTAGE OF
                                                                                                                   OUTSTANDING
      NAME AND ADDRESS OF SHAREHOLDER                                FUND                   SHARES OWNED              SHARES
ROSE L STORIN
6602 78TH ST
MIDDLE VLG NY  11379-2715

NEW YORK LIFE TRUST COMPANY                                          EAFE                      3,269                   7.1%
CUST FOR THE ROLLOVER IRA OF
DENNIS WEINER
434 RIDGEWOOD AVE
GLENRIDGE NJ  07028-1722

NEW YORK LIFE TRUST COMPANY                                   International Bond                711                    5.7%
CUST FOR THE ROLLOVER IRA OF
MARY RODRIGO
3269 GOA WAY
LAVALLETTE NJ  08735-1215

NEW YORK LIFE TRUST COMPANY                                   International Bond               1,252                  10.0%
CUST FOR THE ROLLOVER IRA OF
ANDREW L TIMMINS
2 FIRST ST
MORRISTOWN NJ  07960-2705

TRUSTEES OF LONE STAR                                          Short Term Bond                910,179                 26.4%
HOURLY RETIREMENT PLAN
DAY & ZIMMERMANN INC
1818 MARKET STREET
PHILADELPHIA PA  19103-3638

TRUSTEES OF THE NEW YORK                                             Bond                    6,871,240                35.3%
LIFE INSURANCE CO RETIREMENT                                     Indexed Bond                4,535,982                32.6%
PLAN & PENSION PLAN                                              Value Equity                23,564,127               41.0%
300 INTERPACE PKWY BLDG A                                       Growth Equity                6,120,691                19.4%
PARSIPPANY NJ  07054-1100                                       Indexed Equity               7,848,727                17.2%
                                                                     EAFE                    1,013,399                16.2%
                                                              International Bond             3,950,813                72.4%
                                                             International Equity            4,969,413                38.0%

TRUSTEES OF THE NYLIC                                                Bond                    2,321,864                11.9%
RETIREMENT PLAN (AGENTS)                                         Indexed Bond                2,431,171                17.5%
300 INTERPACE PKWY BLDG A                                        Value Equity                16,430,557               28.6%
PARSIPPANY NJ  07054-1100                                       Growth Equity                4,178,078                13.2%
                                                                Indexed Equity               7,448,228                16.3%
                                                                     EAFE                     810,719                 12.9%
                                                              International Bond             1,125,635                20.6%
                                                             International Equity            3,999,424                30.6%

                                                                                                                  PERCENTAGE OF
                                                                                                                   OUTSTANDING
      NAME AND ADDRESS OF SHAREHOLDER                                FUND                   SHARES OWNED              SHARES
US BANK NA CUST                                              International Equity             903,026                  6.9%
CENEX HARVEST STATES
P O BOX 64010
ST PAUL MN  55164-0010


(1) This information, not being within the knowledge of the Company, has been furnished by each of the above persons. Beneficial ownership is as defined under Section 13(d) of the Securities Exchange Act of 1934. Fractional shares have been omitted.

(2)      Only the ownership of at least one-tenth of one percent is listed.

         NYLIFE Distributors, Inc. is a corporation organized under the laws of Delaware. NYLIFE Distributors, Inc. is a wholly owned subsidiary of NYLIFE LLC and an indirect wholly owned subsidiary of New York Life.

CODE OF ETHICS

         The Company has adopted a Code of Ethics governing personal trading activities of all Directors, officers of the Company and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Company or obtain information pertaining to such purchase or sale or who have the power to influence the management or policies of the Company or the Manager or a Subadvisor unless such power is the result of their position with the Company or Manager or Subadvisor. Such persons are generally required to preclear all security transactions with the Company's Compliance Officer or his designee and to report all transactions on a regular basis. Subject to these restrictions, these persons are permitted to invest in securities, including securities that may be purchased or held by the Funds. The Company has developed procedures for administration of the Code of Ethics.

INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, has been selected as independent accountants of the Company. The Fund's Annual Reports, which are incorporated by reference in this SAI, have been incorporated in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

LEGAL COUNSEL

         Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares offered by the Company, and also acts as counsel to the Company.

TRANSFER AGENT

         MainStay Shareholder Services LLC ("MSS") is the Funds' Transfer, Dividend Disbursing and Shareholder Servicing Agent. MSS, whose address is 260 Cherry Hill Road, Parsippany, NJ 07054, is an indirect wholly owned subsidiary of New York Life Insurance Company. MSS provides customer service, is responsible for preparing and sending statements, confirms and checks, and keeps certain financial and accounting records. MSS is paid a per account fee and out-of-pocket expenses by the Funds. MSS has entered into an agreement with Boston Financial Data Services ("BFDS"), whose address is 2 Heritage Drive, North Quincy, MA 02171. BFDS will perform certain of the services for which MSS is responsible. In addition, the Fund or MSS may contract with other service organizations, including affiliates of MSS and broker-dealers and other financial institutions, which will establish a single omnibus account for their clients with the Fund. The service organizations will provide shareholder services to the shareholders within the omnibus accounts and receive service fees for those services from the Fund.

CUSTODIAN

         The Bank of New York, 90 Washington Street, New York, NY 10286, is custodian of the Funds' investments and has subcustodial agreements for holding the Funds' foreign investments.

REGISTRATION STATEMENT

         This Statement of Additional Information and the Prospectus do not contain all the information included in the Company's registration statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

         Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

APPENDIX A


DESCRIPTION OF SECURITIES RATINGS

MOODY'S INVESTORS SERVICE, INC.

             Corporate and Municipal Bond Ratings

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct noncallable United States government obligations or noncallable obligations unconditionally guaranteed by the U.S. government are identified with a hatchmark (#) symbol, i.e., #Aaa.

         Moody's assigns conditional ratings to bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by: (a) earnings of projects under construction; (b) earnings of projects unseasoned in operating experience; (C) rentals that begin when facilities are completed; or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition, e.g., Con.(Baa).

Municipal Short-Term Loan Ratings

         MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

         SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

         Corporate Short-Term Debt Ratings

         Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year, unless explicitly noted.

         Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S

Corporate and Municipal Long-Term Debt Ratings

Investment Grade

         AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA: Debt rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A: Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

SPECULATIVE GRADE

         Debt rated BB, B, CCC, CC, and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         BB: Debt rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B: Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC: Debt rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         CC: An obligation rated CC is currently highly vulnerable to nonpayment.

         C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or a similar action has been taken, but debt service payments are continued.

         D: Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition, or the taking of similar action, if debt service payments are jeopardized.

         Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

SHORT-TERM RATING DEFINITIONS

         A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign(+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                       MAINSTAY INSTITUTIONAL FUNDS INC.
                         MONEY MARKET FUND SWEEP SHARES

                      STATEMENT OF ADDITIONAL INFORMATION
                              DATE: MARCH 1, 2000

                         AS SUPPLEMENTED APRIL 19, 2000

         This Statement of Additional Information supplements the information contained in the Prospectus for the Money Market Fund Sweep Shares dated March 1, 2000 as amended or supplemented from time to time (the "Prospectus"), and should be read in conjunction with the Prospectus. The Prospectus is available without charge by writing to MainStay Institutional Funds Inc., 260 Cherry Hill Road, Parsippany, New Jersey 07054-1108, or by calling 1-800-695-2126. This Statement of Additional Information, although not in itself a prospectus, is incorporated in its entirety by reference in and is made a part of the Prospectus.

         No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or NYLIFE Distributors, Inc. (the "Distributor"). This Statement of Additional Information and the Prospectus do not constitute an offer by the Company or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

         Shareholder inquiries should be made by writing directly to MainStay Institutional Funds Inc., 260 Cherry Hill Road, Parsippany, New Jersey 07054-1108, or by calling 1-800-695-2126. In addition, you can make inquiries through your registered representative.

         The Money Market Fund's financial statements, including the Statement of Assets and Liabilities and the Portfolio of Investments for the ten months ended October 31, 1999, the Statement of Operations for the ten months ended October 31, 1999 and the year ended December 31, 1998, the Statement of Changes in Net Assets for the ten months ended October 31, 1999 and the years ended December 31, 1998 and 1997, the notes to the Financial Statements, and the Report of the Independent Accountants, all of which are included in the Company's 1999 Annual Report to Shareholders, are hereby incorporated by reference into this Statement of Additional Information.

                                                     TABLE OF CONTENTS
ADDITIONAL INFORMATION ABOUT THE FUND.............................................................................3
         BORROWING................................................................................................5
         COMMERCIAL PAPER.........................................................................................6
         REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS..................................................6
         U.S. GOVERNMENT SECURITIES...............................................................................7
         LENDING OF PORTFOLIO SECURITIES..........................................................................7
         BANKING INDUSTRY AND SAVINGS AND LOAN INDUSTRY
            OBLIGATIONS...........................................................................................8
         FLOATING AND VARIABLE RATE SECURITIES....................................................................8
         FOREIGN SECURITIES.......................................................................................8
         WHEN-ISSUED AND FIRM OR STANDBY COMMITMENT AGREEMENTS....................................................9
         MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES.......................................................9
         LOAN PARTICIPATION INTERESTS............................................................................16
         ZERO COUPON BONDS.......................................................................................18
         RISKS ASSOCIATED WITH DEBT SECURITIES...................................................................18
FUNDAMENTAL INVESTMENT RESTRICTIONS..............................................................................19
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS..........................................................................20
DIRECTORS AND OFFICERS...........................................................................................23
         COMPENSATION TABLE......................................................................................28
THE MANAGER, THE SUBADVISOR AND THE DISTRIBUTOR..................................................................29
         MANAGEMENT AGREEMENT....................................................................................29
         SUB-ADVISORY AGREEMENT..................................................................................31
         SUB-ADMINISTRATION AGREEMENT............................................................................32
         DISTRIBUTION AGREEMENT..................................................................................32
         SERVICE FEES............................................................................................33
         DISTRIBUTION FEES.......................................................................................33
ADDITIONAL INFORMATION...........................................................................................34
PURCHASES AND REDEMPTIONS........................................................................................35
PORTFOLIO TRANSACTIONS AND BROKERAGE.............................................................................35
NET ASSET VALUE..................................................................................................37
TAX INFORMATION..................................................................................................38
PERFORMANCE INFORMATION..........................................................................................41
OTHER INFORMATION................................................................................................42
         CAPITALIZATION..........................................................................................42
         BENEFICIAL OWNERSHIP OF SHARES..........................................................................42
         CODE OF ETHICS..........................................................................................43
         INDEPENDENT ACCOUNTANTS.................................................................................43
         LEGAL COUNSEL...........................................................................................43
         TRANSFER AGENT..........................................................................................44
         CUSTODIAN...............................................................................................44
         REGISTRATION STATEMENT..................................................................................44
APPENDIX A DESCRIPTION OF SECURITIES RATINGS.....................................................................44
         MOODY'S INVESTORS SERVICE, INC..........................................................................44
         STANDARD & POOR'S.......................................................................................47

                     ADDITIONAL INFORMATION ABOUT THE FUND

         MainStay Institutional Funds Inc. (the "Company") is an open-end management investment company (or mutual fund) currently consisting of eleven separate investment portfolios, one of which is the Money Market Fund (the "Fund"). This Statement of Additional Information discusses the Money Market Fund Sweep Shares (the "Sweep Shares"), a class of shares offered by the Fund.

         The Prospectus discusses the investment objective of the Fund and the policies to be employed to achieve that objective. This section contains supplemental information concerning certain of the securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies the Fund may utilize, and certain risks involved with those investments, policies and strategies.

         The Fund may invest its assets in U.S. dollar-denominated securities of U.S. or foreign issuers and in securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars). Since the portfolio of the Fund may contain such securities, an investment therein involves investment risks that are different in some respects from an investment in a fund which invests only in debt obligations of U.S. domestic issuers. Such risks may include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities held in the portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of the principal of and interest on securities in the portfolio.

         All of the assets of the Fund generally will be invested in obligations which mature in 397 days or less and substantially all of these investments will be held to maturity; however, securities collateralizing repurchase agreements may have maturities in excess of 397 days. The Fund will, to the extent feasible, make portfolio investments primarily in anticipation of or in response to changing economic and money market conditions and trends. The dollar-weighted average maturity of the Fund's portfolio may not exceed 90 days. Consistent with the provisions of Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), the Fund invests only in U.S. dollar-denominated money market instruments that present minimal credit risk and, with respect to 95% of its total assets, measured at the time of investment, that are of the highest quality. The Fund's Subadvisor, New York Life Asset Management Operating Company LLC (the "Subadvisor" or "NYLAMOC"), shall determine whether a security presents minimal credit risk under procedures adopted by the Company's Board of Directors. A money market instrument will be considered to be of the highest quality (1) if rated in the highest rating category (i.e., Aaa or Prime-1 by Moody's, AAA or A-1 by S&P's) by (i) any two nationally recognized statistical rating organizations ("NRSROs") or, (ii) if rated by only one NRSRO, by that NRSRO; (2) if issued by an issuer that has received a short-term rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security, and that are rated in the highest rating category by (i) any two NRSROs or, (ii) if rated by only one NRSRO, by that NRSRO; (3) an unrated security that is of comparable quality to a security in the highest rating category as determined by the Subadvisor; (4)(i) with respect to a security that is subject to any features that entitle the holder, under certain circumstances, to receive the approximate amortized cost of the underlying security or securities plus accrued interest "Demand Feature" or obligations of a person other than the issuer of the security, under certain circumstances, to undertake to pay the principal amount of the underlying security plus interest "Guarantee," the Guarantee has received a rating from an NRSRO or the Guarantee is issued by a guarantor that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security to the Guarantee, with certain exceptions, and (ii) the issuer of the Demand Feature or Guarantee, or another institution, has undertaken promptly to notify the holder of the security in the event that the Demand Feature or Guarantee is substituted with another Demand Feature or Guarantee; (5) if it is a security issued by a money market fund registered with the Securities and Exchange Commission ("SEC") under the 1940 Act; or (6) if it is a Government Security. With respect to 5% of its total assets, measured at the time of investment, the Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (i.e., rated Aa or Prime-2 by Moody's or AA or A-2 by S&P).

         The Fund may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer, except that the Fund may exceed this 5% limitation with respect to 25% of its total assets for up to three business days after the purchase of "First Tier" securities of any one issuer and except that this limitation shall not apply to U.S. government securities or securities subject to certain Guarantees. The Fund may invest up to 5% of its total assets in securities that were "Second Tier" when acquired. Immediately after the acquisition of any Demand Feature or Guarantee, the Fund, with respect to 75% of its total assets, shall not have invested more than 10% of its assets in securities issued by or subject to Demand Features or Guarantees from the institution that issued the Demand Feature or Guarantee, with certain exceptions. In addition, immediately after the acquisition of any Demand Feature or Guarantee (or a security after giving effect to the Demand Feature or Guarantee) that is not within the highest rating category by NRSROs, the Fund shall not have invested more than 5% of its total assets in securities issued by or subject to Demand Features or Guarantees from the institution that issued the Demand Feature or Guarantee. The Fund may not invest more than the greater of 1% of its total assets or one million dollars, measured at the time of investment, in "Second Tier" securities of any one issuer, except that this limitation shall not apply to U.S. government securities or securities subject to certain Guarantees. In the event that an instrument acquired by the Fund is downgraded or otherwise ceases to be of the quality that is eligible for the Fund, the Subadvisor, under procedures approved by the Board, shall promptly reassess whether such security presents minimal credit risk and shall recommend to the Valuation Committee of the Board (the "Valuation Committee") that the Fund take such action as it determines is in the best interest of the Fund and its shareholders. The Valuation Committee, after consideration of the recommendation of the Subadvisor and such other information as it deems appropriate, shall cause the Fund to take such action as it deems appropriate, and shall report promptly to the Board the action it has taken and the reasons for such action.

         Pursuant to the rule, the Fund uses the amortized cost method of valuing its investments, which facilitates the maintenance of the Fund's per share net asset value at $1.00. The amortized cost method, which is normally used to value all of the Fund's portfolio securities, involves initially valuing a security at its cost and thereafter amortizing to maturity any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

         The Directors have also established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio by the Directors, at such intervals as they deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents (the determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviates from $1.00 per share based on amortized cost.

         The extent of deviation between the Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be periodically examined by the Directors. If such deviation exceeds 1/2 of 1%, the Directors will promptly consider what action, if any, will be initiated. In the event the Directors determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per share at $1.00, the Directors have the authority (1) to reduce or increase the number of shares outstanding on a pro rata basis, and (2) to offset each shareholder's pro rata portion of the deviation between the net asset value per share and $1.00 from the shareholder's accrued dividend account or from future dividends.

         The Fund may hold cash for the purpose of stabilizing its net asset value per share. Holdings of cash, on which no return is earned, would tend to lower the yield on the Fund's shares.

         The Fund may also, consistent with the provisions of the rule, invest in securities with a face maturity of more than 397 days, provided that the security is a variable or floating rate security that meets the guidelines of Rule 2a-7 with respect to maturity. The Fund is a diversified fund as defined under the 1940 Act.

BORROWING

         The Fund may borrow from a bank up to a limit of 15% of its total assets, but only for temporary or emergency purposes. This borrowing may be unsecured. The 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company for Federal tax purposes. To avoid the potential leveraging effects of the Fund's borrowings, the Fund will repay any money borrowed in excess of 5% of its total assets prior to purchasing additional securities. Borrowing may exaggerate the effect on the Fund's net asset value of any increase or decrease in the market value of the Fund's portfolio securities. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

COMMERCIAL PAPER

         The Fund may invest in commercial paper. The Fund will invest in commercial paper only if rated at the time of investment Prime-1 by Moody's or A-1 by S&P, or, if not rated by Moody's or S&P, if the Subadvisor determines that the commercial paper is of comparable quality. Commercial paper represents short-term unsecured promissory notes issued by banks or bank holding companies, corporations and finance companies.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

         The Fund may enter into domestic or foreign repurchase agreements with certain sellers determined to be creditworthy by the Manager or Subadvisor. A repurchase agreement, which provides a means for the Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases securities (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a custodian appointed by the Fund. The Fund attempts to assure that the value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

         In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. The Subadvisor seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. The Fund will not invest more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

         The Fund may enter into reverse repurchase agreements with banks or broker-dealers, which involve the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price. The Fund will maintain a segregated account consisting of liquid assets to cover its obligations under reverse repurchase agreements. The Fund will limit its investments in reverse repurchase agreements and other borrowing to no more than one-third of its total assets. The use of reverse repurchase agreements by the Fund creates leverage which increases the Fund's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.

U.S. GOVERNMENT SECURITIES

         Government securities are obligations of, or guaranteed by, the U.S. government or its agencies or instrumentalities. Some U.S. government securities, such as Treasury bills, notes and bonds, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

LENDING OF PORTFOLIO SECURITIES

         In accordance with guidelines adopted by the Board of Directors, the Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as broker-dealers, and would be required to be secured continuously by collateral in cash or U.S. government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The Company, on behalf of the Fund, has entered into an agency agreement with Merrill Lynch Portfolio Services, Inc. which acts as the Fund's agent in making loans of portfolio securities and short-term money market investments of the cash collateral received, subject to the supervision and control of the Subadvisor.

         As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Fund. However, the loans would be made only to firms deemed by a Subadvisor to be creditworthy and approved by the Board, and when, in the judgment of the Subadvisor, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Subadvisor determines to make securities loans, it is intended that the value of the securities loaned will not exceed 33% of the value of the total assets of the

Fund. Under the guidelines adopted by the Board of Directors, the Fund is prohibited from lending more than 5% of the Fund's total assets to any one counterparty.

BANKING INDUSTRY AND SAVINGS AND LOAN INDUSTRY OBLIGATIONS

         Certificates of deposit are receipts from a bank or savings and loan association ("S&L"), for funds deposited for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The Fund may not invest in time deposits maturing in more than seven days which are subject to withdrawal penalties. The Fund will limit its investment in time deposits for which there is a penalty for early withdrawal to 10% of its net assets.

         The Fund will not invest in any obligation of a domestic or foreign bank unless (i) the bank has capital, surplus, and individual profits (as of the date of the most recently published financial statements) in excess of $100 million, or the equivalent in other currencies, and (ii) in the case of a U.S. bank, its deposits are insured by the Federal Deposit Insurance Corporation. These limitations do not prohibit investments in the securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

FLOATING AND VARIABLE RATE SECURITIES

         Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

         The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well.

         The interest rate on a leveraged inverse floating rate debt instrument ("inverse floater") resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be determined to be illiquid securities for purposes of the Fund's limitation on investments in such securities.

FOREIGN SECURITIES

         The Fund may purchase U.S. dollar-denominated securities of foreign issuers. Foreign investing involves the possibility of expropriation, nationalization, confiscatory taxation, foreign taxation of income earned in the foreign nation (including withholding taxes on interest and dividends) or other foreign taxes imposed with respect to investments in the foreign nation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions. In addition, the foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

WHEN-ISSUED AND FIRM OR STANDBY COMMITMENT AGREEMENTS

         The Fund may from time to time purchase securities on a "when-issued" or "firm commitment" or "standby commitment" basis. Debt securities are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued, or firm or standby commitment securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Company's intention that the Fund will be fully invested to the extent practicable and subject to the policies stated herein. Although when-issued, or firm or standby commitment securities may be sold prior to the settlement date, the Company intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

         At the time the Company makes the commitment on behalf of the Fund to purchase a security on a when-issued, or firm or standby commitment basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's net asset value. The market value of the when-issued, or firm or standby commitment securities may be more or less than the purchase price payable at the settlement date. The Directors do not believe that the Fund's net asset value or income will be exposed to additional risk by the purchase of securities on a when-issued or firm commitment basis. The Fund will establish a segregated account in which it will maintain liquid assets at least equal in value to any commitments to purchase securities on a when-issued, firm, or standby commitment basis. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

         Mortgage-related and asset-back securities, which include mortgage-backed securities, are securities that derive their value from underlying pools of loans that may include interests in pools of lower-rate debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Fund's Subadvisor to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and if the security has been purchased at a premium the amount of the premium would be lost in the event of prepayment. While principal and interest payments on some mortgage-related securities may be guaranteed by the U.S. government, government agencies or other guarantors, the market value of such securities is not guaranteed.

         The Fund will invest only in mortgage-related (or other asset-backed) securities that meet the requirements of Rule 2a-7 under the 1940 Act. In addition, if any such security is determined to be illiquid, the Fund will limit its investments in these and other illiquid instruments to not more than 10% of its net assets.

         Mortgage Pass-Through Securities. Mortgage pass-through securities, which are securities representing interests in pools of mortgage-related securities, differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association ("GNMA")) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages which bear interest at a rate that will be adjusted periodically.

         The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. government corporation within the U.S. Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA")-insured or Veterans Administration-guaranteed mortgages.

         Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost.

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

         Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations).

         Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.

         FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government sponsored corporation and acts as a government instrumentality under authority granted by Congress. FHLMC was formerly owned by the twelve Federal Home Loan Banks and is now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCS") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCS are not backed by the full faith and credit of the U.S. government.

         If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Fund reserves the right to invest in them.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund's Subadvisor determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities or any other assets which in the opinion of the Subadvisor are illiquid if, as a result, more than 10% of the value of the Fund's net assets will be illiquid.

         Collateralized Mortgage Obligations ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

         In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

         The Fund will not invest in any privately issued CMOs that do not meet the requirements of Rule 3a-7 under the 1940 Act if, as a result of such investment, more than 5% of the Fund's net assets would be invested in any one CMO, more than 10% of the Fund's net assets would be invested in CMOs and other investment company securities in the aggregate, or the Fund would hold more than 3% of any outstanding issue of CMOs.

         FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCS, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

         Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCS. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

         Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgaged-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

         The Subadvisor expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Subadvisor will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

         CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments.

Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

         CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a portfolio's limitations on investment in illiquid securities. The Fund limits its investment in CMO residuals to less than 5% of its net assets.

         CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the over-the-counter market, the depth and liquidity of which will vary from time to time.

         Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

         Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

         Risks Associated with Mortgage-Related Securities. As is the case with other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The value of some mortgage-related securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Subadvisor to forecast interest rates and other economic factors correctly. If the Subadvisor incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, the Fund could be exposed to the risk of a loss.

         Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

         Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and the Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

         Credit risk reflects the chance that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

         Other Asset-Backed Securities. The Subadvisor expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile Receivables ("CARSSM"). CARSSM represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of Federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

         Consistent with the Fund's investment objective and policies and the requirements of Rule 2a-7, the Fund also may invest in other types of asset-backed securities. Certain asset-backed securities may present the same types of risks that may be associated with mortgage-related securities.

LOAN PARTICIPATION INTERESTS

         The Fund may invest in participation interests in loans. The Fund's investment in loan participation interests may take the form of participation interests in, assignments of or novations of a corporate loan ("Participation Interests"). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests ("Participants"). In a novation, the Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, the Fund may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case, the Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the corporate loan. The Fund also may purchase a Participation Interest in a portion of the rights of a lender in a corporate loan. In such a case, the Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather the Fund must rely on the lending institution for that purpose. The Fund will not act as an agent bank, a guarantor or sole negotiator of a structure with respect to a corporate loan.

         In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders which are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for a registered investment company such as the Company. The Fund generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank monitors the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement the Fund has direct recourse against the borrower (which is unlikely), the Fund will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given broad discretion in enforcing the corporate loan agreement, and is obligated to use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

         A financial institution's Employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. A successor agent bank generally will be appointed to replace the terminated bank, and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of the Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

         When the Fund acts as co-lender in connection with a Participation Interest or when the Fund acquires a Participation Interest the terms of which provide that the Fund will be in privity of contract with the corporate borrower, the Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Fund will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Participation Interests the Fund's Subadvisor will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Participation Interest meets the Fund's qualitative standards. There is a risk that there may not be a readily available market for loan Participation Interests and, in some cases, this could result in the Fund disposing of such securities at a substantial discount from face value or holding such security until maturity. When the Fund is required to rely upon a lending institution to pay the Fund principal, interest, and other amounts received by the lending institution for the loan participation, the Fund will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Fund's portfolio. The Fund considers Participation Interests not subject to puts to be illiquid.

         The principal credit risk associated with acquiring Participation Interests from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Fund may incur additional credit risk, however, when it is in the position of participant rather than co-lender because the Fund must assume the risk of insolvency of the co-lender from which the Participation Interest was acquired and that of any person interpositioned between the Fund and the co-lender.

ZERO COUPON BONDS

         Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from the face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Cash to pay dividends representing unpaid, accrued interest may be obtained from sales proceeds of portfolio securities and Fund shares and from loan proceeds. Because interest on zero coupon obligations is not paid to the Fund on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income a portion of which the Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year.

RISKS ASSOCIATED WITH DEBT SECURITIES

         To the extent that the Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by the Fund, and thus the net asset value of the shares of beneficial interest of the Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the average maturity of the Fund's investments, changes in the relative values of the currencies in which the Fund's investments are denominated relative to the U.S. dollar, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by the Fund, and a decline in interest rates will increase the value of fixed income securities held by a Fund. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

         Since shares of the Fund represent an investment in securities with fluctuating market prices, the value of shares of the Fund will vary as the aggregate value of the Fund's portfolio securities increases or decreases. Moreover, the value of lower rated debt securities that the Fund purchases may fluctuate more than the value of higher rated debt securities. Lower rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal. Lower rated fixed income securities generally tend to reflect short-term corporate and market developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Funds but will be reflected in the net asset value of the Fund's shares.

         Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

         When and if available, debt securities may be purchased at a discount from face value. From time to time, each Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Subadvisor, such securities have the potential for future income (or capital appreciation, if any).

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

         The Fund's investment restrictions set forth below are fundamental policies of the Fund; i.e., they may not be changed without a majority vote of the outstanding shares of the Fund, as defined in the 1940 Act. Except for those investment policies of the Fund specifically identified as fundamental in the Prospectus and this Statement of Additional Information and the Fund's objective as described in the Prospectus, all other investment policies and practices described may be changed by the Board of Directors without the approval of shareholders.

         Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectus, apply to the Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values will not be considered a violation.

         THE FUND MAY NOT:

         (1) invest in a security if, as a result of such investment, 25% or more of its total assets would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto) and at such time that the 1940 Act is amended to permit a registered investment company to elect to be "periodically industry concentrated," (i.e., a fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its assets in a particular industry) the Fund elects to be so classified and the foregoing limitation shall no longer apply with respect to the Fund;

         (2) invest in a security if, with respect to 75% of its total assets, more than 5% of its total assets would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

         (3) invest in a security if, with respect to 75% of its assets, it would hold more than 10% of the outstanding voting securities of any one issuer, except that this restriction does not apply to U.S. government securities;

         (4) borrow money or issue senior securities, except that the Fund may
(i) borrow from banks or enter into reverse repurchase agreements, but only if immediately after each borrowing there is asset coverage of 300%, and (ii) issue senior securities to the extent permitted under the 1940 Act;

         (5) lend any funds or other assets, except that the Fund may, consistent with its investment objectives and policies: (i) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities in accordance with applicable guidelines established by the Securities and Exchange Commission and any guidelines established by the Company's Directors;

         (6) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

         (7) purchase or sell commodities or commodities contracts, except that, subject to restrictions described in the Prospectus and in this Statement of Additional Information, (i) the Fund may enter into futures contracts on securities, currencies or on indexes of such securities or currencies, or any other financial instruments and options on such futures contracts; (ii) the Fund may enter into spot or forward foreign currency contracts and foreign currency options; or

         (8) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the Federal securities laws.

                    NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

         In addition to the Company's fundamental investment restrictions, the Directors of the Company have voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Fund. These represent intentions of the Directors based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Directors without requiring prior notice to or approval of shareholders.

         Unless otherwise indicated, all percentage limitations apply to the Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values will not be considered a violation.

         UNDER THESE RESTRICTIONS, THE FUND MAY NOT:

         (1) purchase puts, calls, straddles, spreads and any combination thereof if, as a result, the value of its aggregate investment in such classes of securities would exceed 5% of its total assets;

         (2) purchase securities that may not be sold without first being registered under the Securities Act of 1933, as amended ("restricted securities") other than Rule 144A securities and Section 4(2) commercial paper determined to be liquid pursuant to guidelines adopted by the Company's Board of Directors; enter into repurchase agreements having a duration of more than seven days; purchase loan participation interests that are not subject to puts; purchase instruments lacking readily available market quotations ("illiquid instruments"); or purchase or sell over-the-counter options, if as a result of the purchase or sale, the Fund's aggregate holdings of restricted securities, repurchase agreements having a duration of more than seven days, loan participation interests that are not subject to puts, illiquid instruments, and over-the-counter options purchased by the Fund and the assets used as cover for over-the-counter options written by the Fund exceed 10% of the Fund's net assets;

         (3) invest in other companies for the purpose of exercising control;

         (4) purchase the securities of other investment companies, except to the extent permitted by the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization;

         (5) the Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute the purchase of securities on margin;

         (6) the Fund may not sell securities short, except for covered short sales or unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures and forward contracts are deemed not to constitute short sales of securities.

         The Directors have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Directors have delegated the function of making day-to-day determinations of liquidity to the Subadvisor, pursuant to guidelines approved by the Directors.

         The Subadvisor takes into account a number of factors in determining whether a Rule 144A security being considered for purchase by the Fund is liquid, including at least the following:

         (i) the frequency and size of trades and quotes for the Rule 144A security relative to the size of the Fund's holding;

         (ii) the number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers;

         (iii) dealer undertaking to make a market in the 144A security; and

         (iv) the nature of the 144A security and the nature of the market for the 144A security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

         To make the determination that an issue of 4(2) commercial paper is liquid, the Subadvisor must conclude that the following conditions have been met:

         (a) the 4(2) commercial paper is not traded flat or in default as to principal or interest;

         (b) the 4(2) commercial paper is rated:

         (i) in one of the two highest rating categories by at least two NRSROs; or

         (ii) if only one NRSRO rates the security, the 4(2) commercial paper is rated in one of the two highest rating categories by that NRSRO; or

         (iii) if the security is unrated, the Subadvisor has determined that the security is of equivalent quality based on factors commonly used by rating agencies; and

         (c) there is a viable trading market for the specific security, taking into account all relevant factors (e.g., whether the security is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in the security, the size of trades relative to the size of the Fund's holding or whether the 4(2) commercial paper is administered by a direct issuer pursuant to a direct placement program).

                             DIRECTORS AND OFFICERS

         The Board of Directors oversees the Fund, the Manager and the Subadvisor. Information pertaining to the Directors and Officers of the Company is set forth below. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

               NAME,                  POSITION(S) WITH                     PRINCIPAL OCCUPATION(S)
         ADDRESS AND AGE                THE COMPANY                          DURING PAST 5 YEARS
         ---------------                -----------                          -------------------
Stephen C. Roussin,* 36                Director and       President and Chief Operating Officer, New York Life
51 Madison Avenue                      Chairman           Asset Management Operating Company LLC, 1999 to present;
New York, NY  10010                                       President, Chief Executive Officer and Trustee, The
                                                          Mainstay Funds, 1997 to present; Director, New York Life
                                                          Trust Company, 1997 to present; Director, New York Life
                                                          Benefit Services LLC, 1997 to present; Director, NYLIFE
                                                          Securities, Inc., 1997 to present; Director, MainStay
                                                          Shareholder Services LLC, 1997 to present; Director,
                                                          Eagle Strategies Corp., 1997 to present; Director,
                                                          President and Chief Executive Officer, MainStay
                                                          Management LLC, 1997 to present; Senior Vice President,
                                                          Smith Barney, 1994 to 1997; and Division Sales Manager,
                                                          Prudential Securities, 1989 to 1994.

Patrick G. Boyle,* 46                  Director           Senior Vice President, New York Life Asset Management
51 Madison Avenue                                         Operating Company LLC, 1999 to present; Senior Vice
New York, NY 10010                                        President, Pension Department, New York Life Insurance
                                                          Company, 1991 to present; Vice President, Pension
                                                          Department, New York Life Insurance Company,
                                                          1988-1991; Pension Vice President, Pension Department,
                                                          New York Life Insurance Company, 1986-1988; Assistant
                                                          Vice President, Pension Department, New York Life
                                                          Insurance Company, 1985-1986; Director, NYLIFE
                                                          Distributors, Inc., 1993 to 1996; Chairman, Monitor
                                                          Capital Advisors LLC, 1996 to 1998, and Director, 1991
                                                          to present; Director, New York Life Benefit Services
                                                          LLC, 1994 to present; Director, New York Life
                                                          International Investment Inc., 1995 to present;
                                                          Director, New York Life Trust Company, 1995 to
                                                          present; Director, NYL Capital Management Limited,
                                                          1994 to present; Member, American Council of Life
                                                          Insurance Pension Committee, 1992 to 1998, Director,
                                                          MBL Life Assurance Co. Inc., 1997 to present.

Lawrence Glacken, 72                   Director           Retired, 1987 to present; Vice President, Investment
353 Canterbury Drive                                      Banking, The First Boston Corporation, 1964-1987.
Ramsey, NJ  07446

Robert P. Mulhearn, 52                 Director           Private Investor, 1987 to present; Managing Director,
60 Twin Brooks Road                                       Morgan Stanley, 1979-1987.
Saddle River, NJ  07458

Susan B. Kerley, 48                    Director          President, Global Research Associates, 1990 to present;
P.O. 9572                                                Manager, Special Investments, Rockefeller & Co.,
New Haven, CT 06535                                      1988-1990; Director of Research, Rogers, Casey and
                                                         Barksdale, 1983-1988; Director, Citifunds, 1991 to
                                                         present.

Linda M. Livornese, 48                 President         Vice President, Pension Department, New York Life
51 Madison Avenue                                        Insurance Company, 1990 to present; Pension Vice
New York, NY 10010                                       President, Pension Department, New York Life Insurance
                                                         Company, 1988-1990; Assistant Vice President, Pension
                                                         Department, New York Life Insurance Company, 1986-1988;
                                                         Vice President, NYLIFE Distributors, Inc., 1993 to
                                                         present; Vice President NYLIFE Securities Inc., 1992 to
                                                         present.

Marc J. Brookman, 36                   Executive Vice    Vice President, New York Life Insurance Company, 1998 to
51 Madison Avenue                      President         present; Senior Vice President-Product Development,
New York, NY 10010                                       MainStay Institutional Funds Inc. and Retirement Plans
                                                         1998 to present; National Sales Director, Vice President,
                                                         United Asset Management Retirement Plan Services, 1996 to
                                                         1998; Regional Sales Manager, Vice President, Oppenheimer
                                                         Capital Quest for Value, 1991 to 1995.

Jefferson C. Boyce, 42                 Senior Vice       Senior Vice President, New York Life Insurance Company,
                                       President         1994 to present; Director, Monitor Capital Advisors
                                                         LLC, 1991 to present and Senior Vice President, 1996 to
                                                         present; Director, MSC Holding, Inc., 1992 to present
                                                         and Secretary, 1994 to present; Director, Eagle
                                                         Strategies Corp., 1993 to present; Director, NYLIFE
                                                         Equity, Inc., 1993 to present; President and Chief
                                                         Executive Officer, NYLIFE Distributors, Inc., 1996 to
                                                         present and Director, 1993 to present; Director, NYLIFE
                                                         Inc., 1993 to present; Director, NYLIFE Structured
                                                         Asset Management Company Ltd., 1993 to present;
                                                         Director, CNP Realty Investments, Inc., 1994 to
                                                         present; Director, New York Life Benefit Services LLC,
                                                         1994 to present; Director, NYLIFE Depositary
                                                         Corporation, 1994 to present; Director, NYLIFE Realty
                                                         Inc., 1994 to present; Director, NYLIFE SFD Holding
                                                         Inc. (formerly NAFCO, Inc.), 1994 to present; Director,
                                                         President and Chief Executive Officer, NYLIFE
                                                         Securities Inc., 1996 to present; Chairman and
                                                         Director, MainStay Shareholder Services LLC, 1997 to
                                                         present; Chief Administrative Officer, Pension, Mutual
                                                         Funds, Structured Finance, Corporate Quality, Human
                                                         Resources and Employees' Health Departments, New York
                                                         Life Insurance Company, 1992 to 1994; Vice President,
                                                         Pension Department, New York Life Insurance Company,
                                                         1989 to 1992.

Richard W. Zuccaro, 50                 Tax Vice          Vice President, New York Life Insurance Company, 1995
51 Madison Avenue                      President         to present; Vice President -- Tax, New York Life
New York, NY 10010                                       Insurance Company, 1986 to 1995; Tax Vice President,
                                                         NYLIFE Securities Inc., 1987 to present; Tax Vice
                                                         President, NYLIFE SFD Holding Inc., 1990 to present;
                                                         Tax Vice President, NYLIFE Depositary Inc., 1990 to
                                                         present; Tax Vice President, NYLIFE LLC, 1990 to
                                                         present; Tax Vice President, NYLIFE Insurance Company
                                                         of Arizona, 1990 to present; Tax Vice President, NYLIFE
                                                         Realty Inc., 1991 to present; Tax Vice President,
                                                         NYLICO Inc., 1991 to present; Tax Vice President, New
                                                         York Life Fund Inc., 1991 to present; Tax Vice
                                                         President, New York Life International Investment,
                                                         Inc., 1991 to present; Tax Vice President NYLIFE
                                                         Funding Inc., 1991 to present; Tax Vice President,
                                                         NYLCO, 1991 to present; Tax Vice President, NYLIFE
                                                         Equity Inc., 1991 to present; Tax Vice President,
                                                         MainStay VP Series Fund, Inc., 1991 to present; Tax
                                                         Vice President, CNP Realty Investments, Inc., 1991 to
                                                         present; Tax Vice President, New York Life Worldwide
                                                         Holding, Inc., 1992 to present; Tax Vice President,
                                                         NYLIFE Structured Asset Management Company Ltd., 1992
                                                         to present; Tax Vice President, The MainStay Funds,
                                                         1991 to present; Tax Vice President, Eagle Strategies
                                                         Corp. (registered investment adviser), 1993 to present;
                                                         Tax Vice President, NYLIFE Distributors, Inc., 1993 to
                                                         present; Vice President & Assistant Controller, New
                                                         York Life Insurance and Annuity Corp., 1995 to present,
                                                         and Assistant Controller, 1991 to 1995; Vice President,
                                                         NYLCare Health Plans, Inc., 1995 to present; Vice
                                                         President - Tax, New York Life and Health Insurance
                                                         Co., 1996 to present; Tax Vice President, New York Life
                                                         Trust Company, 1996 to present; Tax Vice President,
                                                         Monitor Capital Advisors LLC, 1996 to present; Tax Vice
                                                         President, NYLINK Insurance Agency Incorporated, 1996
                                                         to present; Tax Vice President, MainStay Shareholder
                                                         Services LLC, 1997 to present.

John Flanagan, 53                      Treasurer         Vice President and Treasurer, New York Life Asset
51 Madison Avenue                      (Principal        Management Operating Company LLC, 1999 to present; Vice
New York, NY 10010                     Financial and     President, New York Life Insurance Company 1999 to
                                       Accounting        present; Vice President and Chief Financial Officer,
                                       Officer)          The MainStay Funds, 1999 to present; Director, Vice
                                                         President and Chief Financial Officer, MainStay
                                                         Management LLC, 1999 to present; Director, Vice
                                                         President and Chief Financial Officer, MainStay
                                                         Shareholder Services LLC, 1999 to present; Senior Vice
                                                         President and Chief Financial Officer, NYLIFE
                                                         Distributors, Inc., 1999 to present, Treasurer, Strong
                                                         Funds and Senior Vice President, Strong Capital
                                                         Management, Inc. from 1997 to 1998; Partner,
                                                         predecessor to PricewaterhouseCoopers LLP, from 1994 to
                                                         1997.

Joseph McBrien, 51                     Secretary         Vice President and Secretary, New York Life Asset
51 Madison Avenue                                        Management Operating Company LLC, 1999 to present; Vice
New York, NY 10010                                       President and Associate General Counsel, New York Life
                                                         Insurance Company, 1999 to present; Secretary, MainStay
                                                         VP Series Fund, Inc., 1999 to present; Secretary, The
                                                         MainStay Funds, 1999 to present; Secretary, MainStay
                                                         Management LLC, 1999 to present; Secretary, MainStay
                                                         Shareholder Services LLC, 1999 to present; Secretary,
                                                         Monitor Capital Advisors LLC, 1999 to present; Vice
                                                         President and Counsel, State Street Bank and Trust
                                                         Company, 1997 to 1999; Principal, McBrien Consulting,
                                                         1996 to 1997; Senior Vice President and General
                                                         Counsel, Lieber & Company 1986 to 1996; Senior Vice
                                                         President and General Counsel, Evergreen Asset
                                                         Management Corp., 1986 to 1996.

* Messrs. Boyle and Roussin are Directors who are "interested persons" of the Company as that term is defined in the 1940 Act.

         COMPENSATION TABLE

         As indicated in the above table, certain Directors and Officers also hold positions with Monitor, MainStay Management LLC, MacKay Shields LLC, New York Life Asset Management Operating Company LLC, New York Life Insurance Company ("New York Life"), NYLIFE Securities Inc. and/or NYLIFE Distributors, Inc.

         The Independent Directors of the Company receive from the Company an annual retainer of $24,000 and a fee of $1,000 for each Board of Directors meeting and for each Board committee meeting attended and are reimbursed for all out-of-pocket expenses related to attendance at such meetings. Directors who are affiliated with New York Life Insurance Company do not receive compensation from the Company.

         For the fiscal period ended October 31, 1999, the Directors received the following compensation from the Company and from certain other investment companies (as indicated) that have the same investment advisers as the Company or an investment adviser that is an affiliated person of one of the Company's investment advisers:

                                                                              TOTAL COMPENSATION FROM
                                                    AGGREGATE COMPENSATION      REGISTRANT AND FUND
                           NAME AND POSITION            FROM COMPANY(1)       COMPLEX PAID DIRECTORS
                           -----------------        ----------------------    -----------------------
                          Lawrence Glacken                   $24,000                  $24,000
                          Director
                          Robert P. Mulhearn                 $23,000                  $23,000
                          Director
                          Susan B. Kerley                    $23,000                  $23,000
                          Director

         As of January 31, 2000, the Directors and Officers of the Company as a group owned less than 1% of the outstanding shares of any class of the Fund.

                THE MANAGER, THE SUBADVISOR AND THE DISTRIBUTOR

         MANAGEMENT AGREEMENT

         Pursuant to the Management Agreement for the Fund dated November 21, 1997, MainStay Management LLC (the "Manager"), subject to the supervision of the Directors of the Company and in conformity with the stated policies of the Fund, administers the Fund's business affairs and investment advisory responsibilities.

         The Manager is a direct subsidiary of NYLIFE LLC, which is a direct subsidiary of New York Life Insurance Company.

         The Directors, including the Independent Directors, approved the Management Agreement at an in-person meeting held on September 9, 1997. On November 17, 1997, the shareholders of the Fund approved the Management Agreement. The Management Agreement will remain in effect for two years following its effective date, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Directors or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and the rules thereunder) and, in either case by a majority of the Directors who are not "interested persons" of the Company or of the Manager (as the term is defined in the 1940 Act).

         The Directors, including the Independent Directors, approved amendments to the Management Agreement, the Sub-Advisory Agreement and the Sub-Administration Agreement at an in-person meeting held on September 7, 1999, to reflect the conversion of MainStay Management from a corporation to a limited liability company under the laws of the State of Delaware.

         The Manager has authorized any of its directors, officers and employees who have been elected or appointed as Directors of the Company to serve in the capacities in which they have been elected or appointed.

         The Management Agreement provides that the Manager shall not be liable to the Fund for any error or judgment by the Manager or for any loss sustained by the Fund except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

         In connection with its administration of the business affairs of the Fund, and except as indicated in the Prospectus under the heading "Know With Whom You're Investing," the Manager bears the following expenses:

         (a) the salaries and expenses of all personnel of the Company and the Manager, except the fees and expenses of the Directors not affiliated with the Manager or the Subadvisor;

         (b) the fees to be paid to the Subadvisor pursuant to the Sub-Advisory Agreement; and

         (c) all expenses incurred by the Manager in connection with administering the ordinary course of the Fund's business, other than those assumed by the Company.

         For its services, the Fund pays the Manager a monthly fee. (See the Prospectus, "Know With Whom You're Investing.")

         Commencing November 21, 1997 through December 31, 1997, the Fund paid the Manager management fees of $142,675. For the year ended December 31, 1998, the Fund paid the Manager management fees of $1,386,536. For the ten months ended October 31, 1999, the Fund paid the Manager Management fees of $1,470,982.

         The Manager has agreed to limit certain Fund expenses as discussed in the Prospectus. In connection with a voluntary expense limitation, the Manager assumed expenses in the amount of $37,695 for the period November 21, 1997 through December 31, 1997, $383,039 for the year ended December 31, 1998, and $343,743 for the ten months ended October 31, 1999.

         As long as the expense limitation continues, it may lower the Fund's expenses and increase its yield. The voluntary expense limitation may be terminated or revised at any time, at which time the Fund's expenses may increase and its yield may be reduced, depending on the total assets of the Fund.

         SUB-ADVISORY AGREEMENT

         Pursuant to the Sub-Advisory Agreement between the Manager and the Subadvisor on behalf of the Fund, the Subadvisor, subject to the supervision of the Directors of the Company and the Manager in conformity with the stated policies of the Fund and the Company, manages the Fund's portfolio, including the purchase, retention, disposition and loan of securities. As compensation for services, the Manager, not the Fund, pays the Fund's Subadvisor a monthly fee calculated on the basis of the Fund's average daily net assets during the preceding month at an annual rate of 0.10%.

         The Directors, including the Independent Directors, approved the Sub-Advisory Agreement at an in-person meeting held September 9, 1997. On November 17, 1997, the shareholders of the Fund approved the Sub-Advisory Agreement with New York Life. The Sub-Advisory Agreement will remain in effect for two years following its effective date, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Directors or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Directors who are not "interested persons" of the Company, the Manager, or the Subadvisor (as the term is defined in the 1940 Act). Effective April 1, 2000, New York Life Asset Management Operating Company LLC ("NYLAMOC") replaced New York Life as Subadvisor to the Fund pursuant to a substitution agreement by and among the Manager, NYLAMOC and New York Life.

         The Subadvisor has authorized any of its directors, officers and employees who have been elected or appointed as Directors or officers of the Company to serve in the capacities in which they have been elected or appointed. In connection with the services it renders, the Subadvisor bears the salaries and expenses of all of their personnel.

         The Sub-Advisory Agreement provides that the Subadvisor shall not be liable to the Fund for any error of judgment by the Subadvisor or for any loss sustained by the Fund except in the case of the Subadvisor's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Sub-Advisory Agreement also provides that it shall terminate automatically if assigned and that they may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

         For the ten months ended October 31, 1999, the amount of Sub-Advisory fees payable by the Manager to New York Life was $294,196 and for the fiscal year ended December 31, 1998 and for the period from November 21, 1997 to December 31, 1997, the amount of the sub-advisory fees paid by the Manager to New York Life were $277,307 and $28,535, respectively.

         In previous years, prior to a change in management structure, the Fund paid an advisory fee directly to New York Life. For the period January 1, 1997 through November 20, 1997 and fiscal year ended December 31, 1996, the advisory fees paid by the Fund to New York Life were $181,674, and $100,230, respectively.

         SUB-ADMINISTRATION AGREEMENT

         Prior to April 1, 2000 the Manager had delegated certain of its administrative responsibilities to New York Life Insurance Company pursuant to a Sub-Administration Agreement between the Manager and New York Life. Under the Sub-Administration Agreement, among other things, New York Life Insurance Company responded to shareholder inquiries and prepared shareholder reports. For these services, the Manager paid a percentage of its management fees to New York Life Insurance Company. For the year ended December 31, 1998, the Manager paid New York Life $1,109,299 and $383,039 was waived or reimbursed, in connection with the Fund. For the ten months ended October 31, 1999, the Manager paid New York Life $1,176,785 and $343,743 was waived or reimbursed.

         In previous years, prior to a change in management structure, the Fund paid an administrative fee directly to New York Life as administrator. For the period January 1, 1997 through November 20, 1997, the amount of the administration fee paid by the Fund to New York Life was $726,696. Also prior to the above-referenced change in management structure and in connection with the voluntary expense limitation, New York Life, as administrator, assumed expenses for the Fund for the period January 1, 1997 through November 20, 1997 in the amount of $194,751.

         DISTRIBUTION AGREEMENT

         NYLIFE Distributors, Inc. serves as the Company's distributor and principal underwriter (the "Distributor") pursuant to a Distribution Agreement, dated January 1, 1994. Prior to that time, NYLIFE Securities Inc. ("NYLIFE Securities"), an affiliated company, had acted as principal underwriter. NYLIFE Securities sells shares of the Fund pursuant to a dealer agreement with the Distributor. The Distributor is not obligated to sell any specific amount of the Fund's shares, and receives no compensation from the Company pursuant to the Distribution Agreement.

         The Company anticipates making a continuous offering of the Fund's shares, although it reserves the right to suspend or terminate such offering at any time. The Distribution Agreement was most recently approved by the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Company or the Distributor nor have any direct or indirect financial interest in the operation of the distribution plan or in any related agreement (the "Independent Directors") at a meeting held on March 2, 1999. The Distribution Agreement is subject to annual approval by the Board of Directors. The Distribution Agreement is terminable with respect to the Fund at any time, without payment of a penalty, by vote of a majority of the Company's Directors who are not "interested persons" (as defined in the 1940 Act) of the Company, upon 60 days' written notice to the Distributor, by vote of a majority of the outstanding voting securities of the Fund, upon 60 days' written notice to the Distributor, or by the Distributor, upon 60 days' written notice to the Company. The Distribution Agreement will terminate in the event of its assignment.

         SERVICE FEES

         The Company has adopted a Shareholder Services Plan with respect to the Sweep Shares. Under the terms of the Plan, the Company is permitted to pay, out of the Sweep Shares assets of the Fund, a fee in the amount of 0.25% on an annualized basis of the average daily net assets attributable to the Sweep Shares, to the Manager, its affiliates or independent third party service providers, for providing services in connection with the administration of plans or programs that use Fund shares as their funding medium.

         Under the terms of the Shareholder Services Plan, the Fund may pay to service agents "service fees" as that term is defined in the rules of the National Association of Securities Dealers for services provided to shareholders of the Sweep Shares. These fees are for personal services, including assistance in establishing and maintaining shareholder accounts and assisting shareholders that have questions or other needs relating to their accounts.

         The Plan provides that it may not be amended to materially increase the costs which holders of Sweep Shares may bear under the Plan without the approval of a majority of both (i) the Directors of the Company and (ii) those Directors who are not "interested persons" of the Company (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on such amendment, and by a majority (as defined in the 1940 Act) of the outstanding voting securities of the Sweep Shares.

         The Plan provides that it may not take effect until approved by vote of a majority of both (i) the Directors of the Company and (ii) the Independent Directors. The Plan was approved by the Directors, including the Independent Directors, at a meeting held on September 1, 1998. The Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Directors and the Independent Directors. The Plan was last approved by the Directors, including the Independent Directors, at a meeting held March 2, 1999. The Plan provides that the Manager shall provide to the Directors, and the Board shall review at least quarterly, a written report of the amounts expended in connection with the performance of service activities, and the purposes for which such expenditures were made.

         DISTRIBUTION FEES

         The Company has adopted a Rule 12b-1 Plan of Distribution ("12b-1 Plan") with respect to the Sweep Shares. Under the terms of the 12b-1 Plan, the Company is permitted to pay, out of the Sweep Shares assets of the Fund, a fee at the annual rate of 0.25% of the average daily net assets attributable to the Sweep Shares, to the Distributor, NYLIFE Securities, Inc. or any other broker-dealer or other financial institution, for account sweep and other distribution-related services to the Sweep Shares and for services to shareholders of the Sweep Shares. The amounts payable under the 12b-1 Plan are used to support the distribution of Sweep Shares, including the establishment and operation of account sweep services and any other activities or expenses primarily intended to result in the sale of Sweep Shares.

         The 12b-1 Plan provides that it may not be amended to materially increase the costs which holders of Sweep Shares may bear under the Plan without the approval of a majority of both (i) the Directors of the Company and (ii) the Independent Directors, cast in person at a meeting called for the purpose of voting on such amendment, and by a majority (as defined in the 1940 Act) of the outstanding voting securities of the Sweep Shares.

         The 12b-1 Plan provides that it may not take effect until approved by vote of a majority of both (i) the Directors of the Company and (ii) the Independent Directors. The 12b-1 Plan was approved by the Directors, including the Independent Directors, at a meeting held on September 1, 1998.

         The 12b-1 Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Directors and the Independent Directors. The 12b-1 Plan was last approved by the Directors, including the Independent Directors, at a meeting held on March 2, 1999. The Plan provides that NYLIFE Distributors, Inc. and/or NYLIFE Securities, Inc. shall provide to the Directors, and the Board shall review at least quarterly, a written report of the amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made.

         For the fiscal period from November 24, 1998 through December 31, 1998, the Fund's Sweep Shares paid $106.78 pursuant to the Sweep Shares Rule 12b-1 Plan. For the ten months ended October 31, 1999, the Fund's Sweep Shares paid $258,999 pursuant to the Sweep Shares Rule 12b-1 Plan.

                             ADDITIONAL INFORMATION

         Shareholders maintaining Fund accounts through brokerage firms and other institutions should be aware that such institutions necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to MainStay Shareholder Services LLC. Should an investor place a transaction order with such an institution after its deadline, the institution may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

         Orders for the purchase of Fund shares become effective at the next transaction time after Federal funds or bank wire monies become available to MainStay Shareholder Services LLC for a shareholder's investment. Federal funds are a bank's deposits in a Federal Reserve Bank. These funds can be transferred by Federal Reserve wire from the account of one member bank to that of another member bank on the same day and are considered to be immediately available funds; similar immediate availability is accorded monies received at MainStay Shareholder Services LLC by bank wire. Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal funds in one business day following receipt. Checks drawn on banks which are not members of the Federal Reserve System may take longer. All payments (including checks from individual investors) must be in United States dollars.

                           PURCHASES AND REDEMPTIONS

         Purchases and redemptions are discussed in the Prospectus under the heading "Shareholder Guide" and that information is incorporated herein by reference.

         The Company determines the net asset value per share of the Fund on each day the New York Stock Exchange is open for trading.

         The Company reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or that Exchange is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

         For shares of the Fund redeemed within any 90-day period, the Fund reserves the right to pay the shareholder a maximum of $250,000 in cash, or cash equal to 1% of the Fund's net assets, whichever is less. To protect the remaining shareholders in the Fund, anything redeemed above this amount may not be paid in cash, but could be paid entirely, or in part, in the same kinds of securities held by the Fund. These securities would be valued at the same value that was assigned to them in calculating the net asset value of the shares redeemed. Even though it is highly unlikely that shares would ever actually be redeemed in kind, shareholders would probably have to pay transaction costs to sell the securities distributed in kind, should such a distribution occur.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Purchases and sales of securities on a securities exchange are effected by brokers, and the Fund pays a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities (i.e., municipal bonds and other debt securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the-counter securities also may be effected on an agency basis when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         In effecting purchases and sales of portfolio securities for the account of the Fund, the Subadvisor will seek the best execution of the Fund's orders. The Subadvisor attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund and its other clients on the basis of the broker-dealers' professional capability, the value and quality of their brokerage services and the level of their brokerage commissions. Consistent with the foregoing primary considerations, the Conduct Rules of the NASD and such other policies as the

Directors may determine, the Subadvisor may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.

         Under each Sub-Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), a Subadvisor may cause a Fund to pay a broker-dealer (except the Affiliated Broker) which provides brokerage and research services to the Subadvisor an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Subadvisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Subadvisor's overall responsibilities to the Company or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

         Although commissions paid on every transaction will, in the judgment of the Subadvisors, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers (except the Affiliated Broker) who were selected to execute transactions on behalf of the Company and the Subadvisors' other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

         Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Subadvisors for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Trust, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to a Subadvisor. Research provided by brokers is used for the benefit of all of the Subadvisors' clients and not solely or necessarily for the benefit of the Trust. The Subadvisors' investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Subadvisors as a consideration in the selection of brokers to execute portfolio transactions.

         In certain instances there may be securities which are suitable for a fund's portfolio as well as for that of another Fund or one or more of the other clients of the Subadvisors. Investment decisions for a Fund and for the Subadvisors' other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Trust believes that over time its ability to participate in volume transactions will produce better executions for the Funds.

         The Sub-Advisory fee that the Manager pays on behalf of each Fund to the Subadvisors will not be reduced as a consequence of the Subadvisors' receipt of brokerage and research services. To the extent a Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to the Subadvisors in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Subadvisors in carrying out their obligations to the Funds.

         For the fiscal period ended October 31, 1999 and the year ended December 31, 1998, the Fund paid no brokerage commissions on portfolio transactions for the Sweep Shares.

         As of October 31, 1999, the Fund held commercial paper of the following issuers with whose broker-dealer subsidiaries or affiliates the Fund regularly conducts business:

                             BROKER-DEALER                                MARKET VALUE
                             Goldman Sachs Group Inc. (The)                 $9,962,800
                             Merrill Lynch & Co. Inc.                      $15,000,000
                             Morgan (J.P.) & Co. Inc.                      $17,786,944
                             Salomon Smith Barney Holdings Inc.             $5,000,000

                                NET ASSET VALUE

         The Company determines the net asset value per share of each class of the Fund on each day the New York Stock Exchange is open for trading. Net asset value per share is calculated as of noon (New York City time) for the Sweep Shares of the Fund, by dividing the amortized cost of the total assets attributable to a class, less liabilities attributable to that class, by the total number of outstanding shares of that class.

         Portfolio securities of the Fund are valued at their amortized cost, which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any premium paid or discount received. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods, the yield to an investor in the Fund may differ somewhat than that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.

                                TAX INFORMATION

         The discussion herein relating to taxes is presented for general informational purposes only. Since the tax laws are complex and tax results can vary depending upon specific circumstances, investors should consult tax advisers regarding investment in the Fund.

         The Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund so qualifies and elects, it generally will not be subject to Federal income tax on its investment company taxable income (which includes, among other items, dividends, interest, and the excess, if any, of net short-term capital gains over net long-term capital losses) and its net capital gains (net long-term capital gains in excess of net short-term capital losses) that it distributes to its shareholders.

         To qualify for treatment as a regulated investment company, the Fund generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in securities or foreign currencies; (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses; and (c) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income. If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as ordinary income (except to the extent a shareholder is exempt from tax).

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute for the calendar year an amount equal to the sum of (1) at least 98% of its ordinary taxable income (excluding any capital gains or losses) for the calendar year,
(2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary taxable income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year to shareholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such a distribution will be includable in the gross income of shareholders in the calendar year in which it is declared, rather than the calendar year in which it is received.

         If a portion of a Fund's net investment income is derived from dividends from domestic corporations, then a portion of such distributions may be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of a Fund are treated as debt-financed under the Code and is generally eliminated unless such shares are deemed to have been held for more than 45 days. The 45-day holding period must occur during the 90-day period beginning 45 days before the date on which the shares become ex-dividend. In the case of dividends on certain preferred stock, the holding period requirement is 90 days during a 180-day period. In addition, the entire dividend (including the deducted portion) is includable in the corporate shareholder's alternative minimum taxable income. Finally, if such dividends are large enough to constitute "extraordinary dividends" under Section 1059 of the Code and the applicable holding period requirements are not met, the shareholder's basis in its shares could be reduced by all or a portion of the amount of the dividends that qualifies for the dividends-received deduction.

         The Fund's deduction for interest expense may be restricted where the Fund invests in obligations the interest on which is exempt in whole or in part from Federal income tax.

         Dividends paid to shareholders out of the Fund's "net investment company taxable income" will be taxable to shareholders as ordinary dividend income, and to the extent attributable to dividends received from U.S. corporations, may be eligible for the dividends received deduction in the hands of shareholders. Distributions of the Fund's net capital gains, if any, designated by the Fund as capital gain dividends, will generally be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held the Fund's shares. Net capital gains from assets held for one year or less will be taxed as ordinary income. All distributions are includable in the gross income of a shareholder whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

         The Fund's distributions with respect to a given taxable year may exceed its current and accumulated earnings and profits available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for Federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Distributions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares.

         Upon the taxable disposition (including a sale or redemption) of shares of the Fund, a shareholder may realize a gain or loss depending generally upon his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of shares of the Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date.

         Foreign investing involves the possibility of confiscatory taxation, foreign taxation of income earned in the foreign nation (including withholding taxes on interest and dividends) or other foreign taxes imposed with respect to investments in the foreign nation.

         Some of the debt securities that may be acquired by the Fund may be treated as debt securities that are originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

         Some of the debt securities may be purchased by the Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of any debt security acquired after April 30, 1993 or any taxable debt security acquired prior to May 1, 1993 having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

         If the Fund holds zero coupon bonds in its portfolio it will recognize income currently for Federal tax purposes in the amount of the unpaid, accrued interest (determined under tax rules) and generally will be required to distribute dividends representing such income to shareholders currently, even through funds representing such income have not been received by the Fund.

         The Fund is required to report to the IRS all distributions except in the case of certain exempt shareholders. All such distribution and redemption proceeds generally are subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number, (2) the IRS notifies the Fund or shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

         The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Fund also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Fund including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

                            PERFORMANCE INFORMATION

         The Company may, from time to time, include the yield and effective yield and total return of the Fund in advertisements, sales literature, or reports to shareholders or prospective investors.

         Current yield for the Fund will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular seven-day period, less a pro rata share of Fund expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Fund assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

                       Effective Yield = [(Base Period Return + 1)(365/7)] - 1

         The current and effective seven-day average yields as of October 31, 1999 for the Money Market Fund's Sweep Shares were 4.65% and 4.76%. Had certain expenses not been assumed by the Manager, these yields would have been 4.57% and 4.67%.

         In addition, advertising for the Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time, advertising materials for the Fund may refer to or discuss current or past business, political, economic or financial conditions, including events as they relate to those conditions, such as any U.S. monetary or fiscal policies and the current rate of inflation. In addition, from time to time, advertising materials for the Fund may include information concerning retirement and investing for retirement and may refer to the approximate number of then-current Fund shareholders, shareholder accounts and Fund assets.

         From time to time, advertising and sales literature for the Fund may discuss the investment philosophy, personnel and assets under management of the Fund's Manager and Subadvisor, and other pertinent facts relating to the management of the Fund by the Subadvisor.

         From time to time the Fund may publish an indication of its past performance as measured by independent sources such as Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Spot Market Prices, Barron's, BusinessWeek, Kiplinger's Personal Finance, Financial World, Forbes, Money, Morningstar, Personal Investor, Sylvia Porter's Personal Finance, and The Wall Street Journal.

         In addition, performance information for the Fund may be compared, in advertisements, sales literature, and reports to shareholders, to: (i) unmanaged indexes, such as the Standard & Poor's 500 Composite Stock Price Index, the Salomon Smith Barney Broad Investment Grade Bond Index, the Morgan Stanley Capital International indexes, the Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, the Merrill Lynch 1 to 3 Year Treasury Index, the Salomon Smith Barney World Government Benchmark Bond Index, the Salomon Brothers non-U.S. Dollar World Government Bond Index, the Lehman Brothers Municipal Bond Index and the Lehman Brothers Government Corporate Index; (ii) other groups of mutual funds tracked by Morningstar Inc. or Lipper Inc., widely used independent research firms which rank mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) and other measures of the performance of the economy to assess the real rate of return from an investment in the Fund. Advertisements for a Fund may also include general information about the performances of unmanaged indexes with investment parameters similar to the Fund's. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

         From time to time, advertisements for the Fund may include general information about the services and products offered by the Fund, The MainStay Funds and New York Life Insurance Company and its subsidiaries. For example, such advertisements may include statistical information about those entities including, but not limited to, the number of current shareholder accounts, the amount of assets under management, sales information, the distribution channels through which the entities' products are available, marketing efforts and statements about this information by the entities' officers, directors and employees.

                               OTHER INFORMATION

         CAPITALIZATION

         The Fund is a separate portfolio of the Company, an open-end management investment company, incorporated under the laws of Maryland on September 21, 1990. The Company was formerly known as New York Life Institutional Funds Inc. On January 3, 1995 the name of the Company was changed to its present form. In addition to the Sweep Shares, the Fund offers two other classes of shares, the Institutional Class and the Institutional Service Class. The Company also offers ten other portfolios, each of which has two classes of shares. The Board of Directors may establish additional portfolios (with different investment objectives and fundamental policies), and classes thereof, at any time in the future. Establishment and offering of additional portfolios or classes will not alter the rights of the Company's shareholders. When issued, shares are fully paid, non-assessable, redeemable, and freely transferable.

         BENEFICIAL OWNERSHIP OF SHARES

         The following table sets forth the information concerning beneficial and record ownership as of January 31, 2000, of the Fund's shares by each person who beneficially or of record owned more than 5% of the Money Market Sweep Shares:

                                   NAMES AND ADDRESS                        PERCENTAGE OF
                                    OF SHAREHOLDER                       OUTSTANDING SHARES
                                   -----------------                     ------------------
                          FISERV Securities, Inc.                               100%
                          Attn:  Cash Sweeps Department
                          One Commerce Square
                          2005 Market Street
                          Philadelphia, PA  19103-7042

         CODE OF ETHICS

         The Company has adopted a Code of Ethics governing personal trading activities of all Directors, officers of the Company and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Company or obtain information pertaining to such purchase or sale or who have the power to influence the management or policies of the Company or the Manager or a Subadvisor unless such power is the result of their position with the Company or Manager or Subadvisor. Such persons are generally required to preclear all security transactions with the Company's Compliance Officer or his designee and to report all transactions on a regular basis. Subject to these restrictions, these persons are permitted to invest in securities, including securities that may be purchased or held by the Funds. The Company has developed procedures for administration of the Code of Ethics.

         INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, has been selected as independent accountants of the Company. The Funds' Annual Reports, which are incorporated by reference in this SAI, have been incorporated in reliance on the reports of PricewaterhouseCoopers LLP, independent accountant, given on the authority of said firm as experts in auditing and accounting.

         LEGAL COUNSEL

         Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares offered by the Company, and also acts as counsel to the Company.

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

         TRANSFER AGENT

         MainStay Shareholder Services LLC ("MSS") is the Fund's Transfer, Dividend Disbursing and Shareholder Servicing Agent. MSS, whose address is 260 Cherry Hill Road, Parsippany, NJ 07054, is an indirect wholly owned subsidiary of New York Life Insurance Company. MSS provides customer service, is responsible for preparing and sending statements, confirms and checks, and keeps certain financial and accounting records. MSS is paid a per account fee and out-of-pocket expenses by the Funds. MSS is paid a per account fee and out-of-pocket expenses by the Funds. MSS has entered into an agreement with Boston Financial Data Services ("BFDS"), whose address is 2 Heritage Drive, North Quincy, MA 02171. BFDS will perform certain of the services for which MSS is responsible. In addition, the Fund or MSS may contract with other service organizations, including affiliates of MSS and broker-dealers and other financial institutions, which will establish a single omnibus account for their clients with the Fund. The service organizations will provide shareholder services to the shareholders within the omnibus accounts and receive service fees for those services from the Fund.

         CUSTODIAN

         The Bank of New York, 90 Washington Street, New York, NY 10286, is custodian of the Funds' investments and has subcustodial agreements for holding the Funds' foreign investments.

         REGISTRATION STATEMENT

         This Statement of Additional Information and the Prospectus do not contain all the information included in the Company's registration statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

         Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

         APPENDIX A DESCRIPTION OF SECURITIES RATINGS

         MOODY'S INVESTORS SERVICE, INC.

                  Corporate and Municipal Bond Ratings

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

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

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct noncallable United States government obligations or noncallable obligations unconditionally guaranteed by the U.S. government are identified with a hatchmark (#) symbol, i.e., #Aaa.

         Moody's assigns conditional ratings to bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by: (a) earnings of projects under construction; (b) earnings of projects unseasoned in operating

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

experience; (c) rentals that begin when facilities are completed; or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition, e.g., Con.(Baa).

         MUNICIPAL SHORT-TERM LOAN RATINGS

         MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

         SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

         Corporate Short-Term Debt Ratings

         Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year, unless explicitly noted.

         Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

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

         PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

         STANDARD & POOR'S

         Corporate and Municipal Long-Term Debt Ratings

         Investment Grade

         AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA: Debt rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A: Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         SPECULATIVE GRADE

         Debt rated BB, B, CCC, CC, and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         BB: Debt rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B: Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC: Debt rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

               CC: An obligation rated CC is currently highly vulnerable to nonpayment.

         C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or a similar action has been taken, but debt service payments are continued.

         D: Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition, or the taking of similar action, if debt service payments are jeopardized.

         Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

         Short-Term Rating Definitions

         A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign(+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

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

         D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                                      -49-